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Lease No.

                         ROCKEFELLER CENTER PROPERTIES,

                                                     Landlord,

                                       TO

                            JOHN A. LEVIN & CO., INC.

                                                       Tenant.

                                   ----------

                                      Lease

                             Dated December 20, 1993

                                   ----------

                              One Rockefeller Plaza           Building

                          ROCKEFELLER CENTER PROPERTIES
                           1230 AVENUE OF THE AMERICAS
                              NEW YORK. N.Y. 10020

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                                TABLE OF CONTENTS

Demise of Premises, Term and Rent .........................................    1

Completion and Occupancy ..................................................    2

Use of Premises ...........................................................    3

Fixtures ..................................................................    4

Electric Current and Water ................................................    5

Various Covenants .........................................................    6

Assignment, Mortgaging, Subletting, etc ...................................    9

Changes or Alterations by Landlord ........................................   13

Damage by Fire, etc .......................................................   14

Condemnation ..............................................................   15

Compliance with Laws ......................................................   16

Accidents to Sanitary and other Systems ...................................   17

Subordination .............................................................   17

Notices ...................................................................   19

Conditions of Limitation ..................................................   19

Re-entry by Landlord ......................................................   20

Damages ...................................................................   21

Waivers by Tenant .........................................................   22

Tenant's Removal ..........................................................   22

Elevators, Cleaning, Services, etc ........................................   22

Lease Contains All Agreements-No Waivers ..................................   24

Parties Bound; Exculpation ................................................   24

Curing Tenant's Defaults-Additional Rents .................................   25

Adjustments for Changes in Landlord's Costs and Expenses ..................   26

Miscellaneous .............................................................   30

Security ..................................................................   32

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Brokerage Commission ......................................................   33

Quiet Enjoyment ...........................................................   33

Hazardous Substances ......................................................   33

Work by Tenant ............................................................   34

Sprinklers ................................................................   35

Asbestos Removal by Tenant ................................................   36

Termination by Tenant .....................................................   37

Extra Space ...............................................................   37

Assignment of Lease .......................................................   38

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RCP-L(1/92)
GTS:VL

                                                                          [LOGO]

      Lease, dated December 20, 1993, between ROCKEFELLER CENTER PROPERTIES, a partnership, having an office at 1230 Avenue of the Americas, New York, N.Y. 10020 (the "Landlord"), and JOHN A. LEVIN & CO., INC., a Delaware corporation, having an office at One Rockefeller Plaza, New York, N.Y. 10020 (the "Tenant"),

                                   Witnesseth:

                                   ARTICLE ONE
                        Demise of Premises, Term and Rent

      1.1. The Landlord does hereby lease and demise to the Tenant, and the Tenant does hereby hire and take from the Landlord, subject and subordinate to the Qualified Encumbrances (as hereinafter defined) and upon and subject to the provisions of this Lease, for the term hereinafter stated, the space(s) substantially as shown hatched on the diagram(s) attached hereto as Exhibit A and designated as 'A' on the 25th Floor of the building known as One Rockefeller Plaza (the "Building"), situated upon a plot of land (the "Land"), and comprising a part of Rockefeller Center (the "Center"), in the Borough of Manhattan, New York, N.Y., together with all fixtures, equipment, improvements, installations and appurtenances which at the commencement of or during the term of this Lease are thereto attached (except items not deemed to be included therein and removable by the Tenant as provided in Article Four); which space(s), fixtures, equipment, improvements, installations and appurtenances are sometimes called the "Premises".

      1.2. The term of this Lease shall commence on October 1, 1994 (subject to Article Two, such date for the commencement of the term of this Lease being the "term commencement date") and shall end on September 30, 2004 or on such earlier date upon which the term may expire or be terminated pursuant to any of the conditions of limitation or other provisions of this Lease or pursuant to law.

      1.3. The Premises may be used for the following, but no other, purposes, namely: executive, administrative, general, sales and clerical offices of a corporation or other entity engaged in investment management and related activities or for any other business or businesses which are not prejudicial to the reputation of, or reflect unfavorably on, the Center so as to detract from it as a location for an outstanding type of business occupancy, including activities incidental thereto.

      1.4. The rent reserved under this Lease for the term of this Lease shall consist of (a) fixed rent, at the following rate(s), namely: $526,008.00 per annum commencing on the term commencement date and ending on September 30, 1999; and $593,880.00 per annum thereafter payable in equal monthly installments in advance on the first day of each and every calendar month of the term of this Lease for which fixed rent is reserved as aforesaid (except that, if the term commencement date shall be other than the first day of a calendar month, the first monthly installment of fixed rent, apportioned for the part month in question, shall be payable on the term commencement date and except that the Tenant shall pay, upon the execution of this Lease by the Tenant, $43,834.00 to be applied against the first installment or installments of fixed rent coming due hereunder), plus (b) the additional rent payable as provided in this Lease; all to be paid to

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the Landlord, at its office as set forth above, or at such other place or places as the Landlord shall designate to the Tenant, in lawful money of the United States of America; provided, however, that, notwithstanding the foregoing, the fixed rent payable hereunder shall be abated in the aggregate amount of $743,706.00, which said abatement shall be applicable to the first installment or installments of fixed rent becoming due hereunder.

      1.5 The Tenant shall pay the fixed rent and additional rent (collectively "Rent") as and when the same shall become due and payable as provided in this Lease, without demand therefor, and without any setoff or deduction whatsoever except as expressly otherwise provided herein, and keep, observe and perform, and permit no violation of, each and every provision contained in this Lease on the part of the Tenant to be kept, observed and performed.

      1.6 In determining the rentable area and, where applicable, the useable area of any building in the Center or any portion thereof pursuant to any provision of this Lease, the rentable area or useable area of such building or such portion, as the case may be, shall be the rentable area or useable area thereof in square feet determined in accordance with the Standard Method of Floor Measurement for Office Buildings approved by The Real Estate Board of New York, Inc., which became effective on January 1, 1987, assuming a 20% loss factor from rentable to useable. The parties agree that as of the date hereof the Premises contain 16,968 rentable square feet.

      1.7 The term "Qualified Encumbrances" means (a) matters of record affecting the Premises, Building or Land on the date of this Lease or hereafter approved by the Tenant, which approval shall not be unreasonably withheld, (b) the underlying mortgages and underlying leases to which this Lease is subordinate pursuant to Article Thirteen, (c) any declaration of restrictions or other document in respect of the transfer of use of development rights, (d) any declaration or other document which subjects all or any portion of the Land and/or the Building to a condominium regime, and (e) any preservation or similar easement, declaration or agreement containing covenants, restrictions or agreements in respect of the maintenance of the Building and/or the Land as a landmark site with or held by a governmental agency or an entity designated or accepted by a governmental agency (each, a "Preservation Agreement").

                                   ARTICLE TWO
                            Completion and Occupancy

      2.1. The Tenant has examined and shall accept the Premises in their existing condition and state of repair and understands that no work is to be performed by the Landlord in connection therewith except the work the Landlord is required to do by the terms of this Lease. The Landlord, either through its own employees or through a contractor or contractors to be engaged by it for such purpose, will proceed with due dispatch, subject to delay by causes beyond its reasonable control, Tenant Delay (as hereinafter defined) and the failure of any present occupant of the Premises to vacate and surrender the same, to do all of the work during regular working hours and will exercise all reasonable efforts to complete all of such work not later than the specific date hereinabove designated for the commencement of the term of this Lease. If the Landlord is required by this Lease to do any such work without expense to the Tenant and the cost of such work is increased due to any Tenant Delay, the Tenant shall pay to the Landlord an amount equal to such increase in cost.

      2.2. Unless otherwise specifically provided in this Lease, if any of the space demised hereunder and constituting the Premises shall not be available for possession by the Tenant on the specific date hereinabove designated for the commencement of the term with respect to such space for any reason, including, without limitation, the continued occupancy in a portion of the Premises by a current subtenant thereof, then this Lease shall not be affected thereby but, in such case, the term commencement date with respect to such space only shall be postponed until the date when such space shall be available for possession by the Tenant, provided, that there shall be no such postponement of the term commencement date with respect to any portion of the Premises the Landlord shall deliver possession of to the Tenant or for any delay in the availability of any space in the Premises for possession by the Tenant which shall be due to (a) any act or omission of the Tenant, any affiliate thereof or their respective agents, officers, partners, directors, contractors, employees, licensees or invitees, including,

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without limitation, delays due to changes in or additions to any work to be done by the Landlord or delays in submission of information, approving working drawings or estimates or giving authorizations or approvals ("Tenant Delay"), or
(b) the noncompletion by the Landlord of any work, whether in connection with the layout or finish of any space in the Premises or otherwise, which the Landlord is not required to do by the terms of this Lease until after the term commencement date; it being understood that the Tenant shall have no claim against the Landlord, and the Landlord shall have no liability to the Tenant, by reason of any such postponement of said specific date. No part of the Premises shall be deemed unavailable for possession by the Tenant, nor shall any work which the Landlord is obligated to perform in such part of the Premises be deemed incomplete for the purpose of any adjustment of fixed rent payable under this Lease, solely due to the noncompletion of details of construction, decoration or mechanical adjustments which are minor in character and the noncompletion of which does not materially interfere with the Tenant's use of such part of the Premises. Subject to the foregoing, the parties to this Lease expressly provide that, if any of the space demised hereunder and constituting the Premises is not available for possession by the Tenant on the specific date hereinabove designated for the commencement of the term with respect to such space, the Tenant, except with the consent of the Landlord, shall not be entitled to possession of such space until the same is delivered to the Tenant by the Landlord and there shall be no abatement of rent by reason thereof, and the Tenant shall not have any claim against the Landlord nor any right to rescind this Lease, and the Landlord shall have no liability to the Tenant, by reason thereof The foregoing Section 2.2 shall constitute "an express provision to the contrary" as such phrase is used in Section 223-a of the Real Property
Law of the State of New York and shall constitute a waiver of the Tenant's rights pursuant to such Section 223-a and any other law of like import now or hereafter in force.

      2.3. The Tenant by taking possession of any part of the Premises shall be conclusively deemed to have agreed that the Landlord, up to the time of such possession, had performed all of its obligations under this Lease with respect to such part and that such part, except for latent defects and except for minor details of construction, decoration and mechanical adjustment referred to above, was in satisfactory condition as of the date of such possession.

                                  ARTICLE THREE
                                 Use of Premises

      3.1. The Tenant shall not, except with the prior consent of the Landlord, use, or suffer or permit the use of, the Premises or any part thereof for any purpose other than the uses permitted in Article One, provided, that the portions, if any, of the Premises which are identified as toilets or utility areas shall be used by the Tenant only for the purposes for which they are designed and the portions, if any, of the Premises which are identified as storage areas shall be used only for storage purposes.

      3.2. The Tenant shall not use, or suffer or permit the use of, the Premises or any part thereof in any manner or for any purpose or do, bring or keep anything, or suffer or permit anything to be done, brought or kept, therein (including, without limitation, the installation or operation of any electrical, electronic or other equipment) which (i) would violate any provision of this Lease or is unlawful or in contravention of the Certificate of Occupancy for the Building, or (ii) in the reasonable judgment of the Landlord may in any way impair or interfere with any of the Building services or the proper and economic heating, air conditioning, cleaning or other servicing of the Building or the Premises or impair or interfere with the use of any of the other areas of the Building by, or occasion discomfort, inconvenience or annoyance to, any other tenant of the Building or the Center or impair the appearance of the Building; nor shall the Tenant use, or suffer or permit the use of, the Premises or any part thereof in any manner, or do, or suffer or permit the doing of, anything therein or in connection with the Tenant's business or advertising which, in the reasonable judgment of the Landlord, may be prejudicial to the business of the Landlord or the reputation of the Landlord, the Building or the Center or reflect unfavorably on the Landlord, the Building or the Center or confuse or mislead the public as to any connection or relationship between the Landlord and the Tenant.

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      3.3. Unless otherwise specifically provided in this Lease, the Tenant will not use, or suffer or permit the use of, the Premises or any part thereof for any of the following purposes, whether or not incidental to the Tenant's business, namely: (a) manufacturing of any kind, (b) broadcasting or the business of broadcasting by wire or wireless of any programs or pictures of any sort, or for the sale of apparatus or devices connected with the business of such broadcasting, (c) the retail sale of any item whatsoever, (d) an auction of any kind, or (e) the preparation, dispensation or consumption of food or beverages, except, that parts of the Premises may be used as a pantry and lunchroom for employees of the Tenant and for the installation and operation of food and beverage vending machines upon the condition in each case that (1) no cooking or other preparation of food (other than the preparation of beverages and heating of prepared food) shall be done in the Premises, (2) no food or beverages will be kept or served in the Premises in a manner or under any conditions which shall be the occasion for fumes or odors being emitted from, or detectable outside of, the Premises, (3) such parts of the Premises shall be at all times maintained by the Tenant in a clean and sanitary condition and free of refuse (including use of extermination services whenever required), and (4) the Tenant will keep the plumbing and sanitary systems and installations serving such parts of the Premises to the points they connect with the main vertical risers and stacks of the Building in a good state of repair and operating condition.

      3.4. If any governmental license or permit shall be required for the proper and lawful conduct of any business or other activity carried on in the Premises and, if the failure to secure such license or permit would, in any way, affect the Landlord, the Tenant shall promptly procure and thereafter maintain such license or permit, submit the same to inspection by the Landlord, and comply with the terms and conditions thereof.

      3.5. Neither the Tenant nor any occupant of the Premises shall use the words "Rockefeller", "Center" or "Radio City", or any combination or simulation thereof, for any purpose whatsoever, including (but not limited to) as or for any corporate, firm or trade name, trademark or designation or description of merchandise or services, except that the foregoing shall not prevent the use, in a conventional manner and without emphasis or display, of the words "Rockefeller Center" and/or, where applicable, "Rockefeller Plaza" as part of the Tenant's business address. Neither the Tenant nor any occupant of the Premises shall use the name of the Building or the name of the entity for which the Building is named or any part or abbreviation (including initials) of either such name except that the foregoing shall not prevent the use of the name of the Building or any part thereof, in a conventional manner and without emphasis or display, as a part of the Tenant's or such occupant's business address or by reference in the ordinary course of its business.

                                  ARTICLE FOUR
                                    Fixtures

      4.1. All fixtures, equipment, improvements and installations ("Fixtures") attached to, or built into, the Premises at the commencement of or during the term of this Lease, whether or not installed at the expense of the Tenant or by the Tenant, shall be and remain part of the Premises and be deemed the property of the Landlord and shall not be removed by the Tenant except as otherwise expressly provided in this Lease. All electric, plumbing, heating, sprinkling, dumbwaiter, elevator, fixtures and outlets, venetian blinds, partitions, railings, gates, doors, vaults, stairs, paneling (including display cases and cupboards recessed in paneling), molding, shelving, radiator enclosures, floors, and ventilating, silencing, air conditioning and cooling equipment shall be deemed to be included in Fixtures, whether or not attached to or built into the Premises. Notwithstanding the foregoing, Tenant shall (i) close up any slab penetration in the Premises made by or on behalf of the Tenant and (ii) remove from the Building all Fixtures furnished and installed in any part of the Premises by or on behalf of the Tenant (whether or not attached thereto or built therein) at the sole expense of the Tenant (and with respect to which no credit or allowance shall have been granted to the Tenant by the Landlord), as well as any safes, vault areas, lead-lined rooms, conveyors, pneumatic tubes, internal elevators, and mechanical and electrical rooms and telephone switchrooms furnished or installed by or on behalf of the Tenant and the equipment therein; provided that the Tenant shall not be required to remove Fixtures furnished and installed in replacement of an item for which Tenant neither paid nor received a credit or allowance. All such closing and removal shall be performed not later than the expiration or termination of the Lease and shall be performed subject to the provisions of this

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Lease, including, without limitation, subsection (e) of Article Six. The Tenant shall repair any damage to the Premises arising from such closing and removal described in the preceding sentence. The cost of repairing any damage to the Premises or the Building arising from such closing and removal described in the preceding sentences shall be paid by the Tenant upon demand. If any Fixture which as aforesaid may or is required to be removed by the Tenant is not so removed within the time above specified therefor, then the Landlord may at its election deem that the same has been abandoned by the Tenant to the Landlord, but no such election shall relieve the Tenant of its obligation to pay the cost and expense of removing the same or the cost of repairing damage arising from such removal. Notwithstanding the foregoing, the Landlord may, by notice to the Tenant, prohibit the closing of any slab penetration not theretofor closed and the removal of any or all items the Tenant is required to remove pursuant to this Section 4.1 but has not theretofor removed.

      4.2. All the perimeter walls of the Premises, any balconies, terraces or roofs adjacent to the Premises (including any flagpoles or other installations on said walls, balconies, terraces or roofs), and any space in and/or adjacent to the Premises used for shafts, stairways, stacks, pipes, conduits, ducts, mail chutes, conveyors, electric or other utilities, sinks, fans or other Building and Center facilities, and the use thereof, as well as access thereto through the Premises (at and for such times as shall not unreasonably interfere with the Tenant's business) for the purposes of such use and the operation, improvement, replacement, addition, repair, maintenance or decoration thereof, are expressly reserved to the Landlord.

                                  ARTICLE FIVE
                           Electric Current and Water

      5.1. The Landlord shall furnish, through the existing transmission facilities installed by it in the Building, alternating electric current to the electric closets and panels provided by the Landlord and serving the Premises in such reasonable quantity as may be required for the Tenant's ordinary use of the Premises for the purposes herein specified, but such quantity shall not exceed, in the aggregate, an average of four watts per useable square foot of space in the Premises. Such alternating electric current shall be measured by a meter or meters provided and installed by the Landlord at such location or locations as the Landlord shall select, it being understood that Tenant is responsible for installation of meter service, including, without limitation, CT cabinets, meter pans and associated wiring, but excluding the meter itself. The Tenant shall pay to the Landlord, as billed by the Landlord, at the end of each billing period of the public utility company then supplying such alternating electric current to the Center an amount which shall be the sum of (i) 109% of the product obtained by multiplying the actual number of kilowatt hours of electric current consumed by the Tenant in such billing period by a fraction having as its numerator the amount charged the Landlord for the Center by said public utility for the total number of kilowatt hours billable to the Landlord for the Center's tenants' use in such billing period and as its denominator said total number of kilowatt hours plus (ii) any sales, use or other similar taxes applicable to the amount determined pursuant to the foregoing clause (i). In any circumstances where any meter measures consumption of electricity by more than one tenant, the Landlord shall make a reasonable estimate of such consumption and allocate the cost thereof pro rata to the tenants (including the Tenant) which derive the benefit thereof in accordance with the respective rentable areas occupied by such tenants and subject to such shared metering.

      5.2. The Landlord may, at its option, upon not less than thirty (30) days' prior notice to the Tenant, discontinue the furnishing of electric current to the Premises or any part thereof and, in such event, the Tenant shall contract for the supplying of such electric current thereto with the public service company supplying electric current to the neighborhood. It being understood that the Landlord will not discontinue, except where otherwise mandated by any Requirements (as hereafter defined), the furnishing of such electric current to the Premises until the Tenant has had a reasonable time to contract for the furnishing of such electric current with such public service company; provided, however, that the Tenant proceeds in a diligent manner with respect to such conversion. The Landlord shall permit its risers, conduits and feeders serving the Premises, to the extent available, suitable and safely capable, to be used for the purpose of supplying such electric current.

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      5.3. If the Tenant shall require electric current for use in the Premises in excess of such reasonable quantity to be furnished as provided in Section 5.1 above and the Landlord, at its option, shall make such excess load available to the Tenant, then the Tenant shall pay the Landlord's then standard charge for such excess load availability along with the consumption charges specified in
Section 5.1. In addition to the foregoing charges, if, in the Landlord's judgment, such additional electric current cannot be furnished unless additional risers, conduits, feeders, switchboards and/or appurtenances are installed in the Building, the Landlord, upon request of the Tenant, will proceed with reasonable diligence to install such additional risers, conduits, feeders, switchboards and/or appurtenances provided the same and the use thereof shall be permitted by all laws, ordinances, rules, orders and regulations of all governmental and quasi-governmental authorities and of all insurance bodies, at any time duly issued and in force (collectively, "Requirements") applicable to the Land, the Building or the Premises or any part thereof, to the Tenant's use thereof or to the Tenant's observance of any provision of this Lease and shall not cause damage or injury to the Building or the Premises or cause or create a dangerous or hazardous condition or entail excessive or unreasonable alterations or repairs or interfere with or disturb other tenants or occupants of the Building, and the Tenant shall pay all reasonable costs and reasonable expenses incurred by the Landlord in connection with such installation; provided, that the Tenant may, at its expense, install such additional risers, feeders, switchboards and/or appurtenances (and all work and actions in connection therewith shall be subject to the provisions of subsection (e) of Article Six). The Tenant shall purchase and install all lamps, starters and ballasts (including replacements thereof) used in the lighting fixtures in the Premises.

      5.4. Hot and Cold water will be furnished by the Landlord at the Landlord's cost and expense for normal use in cleaning and in lavatory, toilet facilities, pantry and drinking fountains, if any, in the Premises. Where any water is otherwise furnished or any steam is furnished by the Landlord (exclusive of steam for heating the Premises), the Tenant shall pay (i) the cost of supplying, installing and maintaining a meter to measure the water or steam (exclusive of steam for heating the Premises) so furnished, (ii) the reasonable charges of the Landlord for the water or steam (exclusive of steam for heating the Premises) so furnished and, in the case of water, for any required pumping and heating thereof, and (iii) any sales, use or similar taxes, sewer rent or other charges which may be imposed by any government or agency thereof based upon the quantity of water or steam so furnished or the charge therefor.

      5.5. The Landlord shall in no way be liable for any failure, inadequacy or defect in the character or supply of electric current, water or steam furnished to the Premises except for actual damage suffered by the Tenant by reason of any such failure, inadequacy or defect caused by the gross negligence or willful misconduct of the Landlord.

                                   ARTICLE SIX
                                Various Covenants

      6.1. The Tenant shall:

            (a) take good care of the Premises, keep clean the portions of the Premises which the Landlord is not required by this Lease to clean, and pay the cost of making good any injury, damage or breakage (including, without limitation, the cost of removing stains from floors and walls) done by the Tenant, any other occupant of the Premises (other than the Landlord), any affiliate thereof, or any of their respective employees, officers, directors, partners, contractors, agents, licensees or invitees (each, a "Tenant Party"), other than any damage with respect to which the Tenant is released from liability pursuant to Section 9.3;

            (b) observe and comply with the rules and regulations annexed to, and made a part of, this Lease and such other and further reasonable rules and regulations as the Landlord hereafter at any time may make and communicate to the Tenant and which, in the judgment of the Landlord reasonably exercised, shall be necessary or desirable for the reputation, safety, care or appearance of the Center, or the preservation of good order therein, or the operation or maintenance of the Center, or the equipment thereof, or the comfort of

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      tenants or others in the Center; provided, however, that in the case of any conflict between the provisions of this Lease and any such rule or regulation, the provisions of this Lease shall control;

            (c) permit the Landlord, any landlord under any of the underlying leases, any mortgagee under any of the underlying mortgages and any other party designated by the Landlord, and their respective representatives, to enter the Premises upon prior reasonable notice (which may be oral) at such hours as shall not unreasonably interfere with the Tenant's business, for the purposes of inspection and permit them or any of their agents or contractors to enter at any time without notice in case of emergency and otherwise at any time with reasonable notice for the purpose of complying with any Requirement or exercising any right reserved to the Landlord under Article Eight or elsewhere by this Lease in which case the Landlord shall act in a commercially reasonable manner (it being understood that the parties specified in this subsection are third-party beneficiaries of the covenants specified in this subsection in the event of the Landlord's breach of any obligation it may have to any such party to exercise a right of access on such party's behalf);

            (d) make no claim against the Landlord or any landlord under any of the underlying leases for any injury or damage to the Tenant or to any other person or for any damage to, or loss (by theft or otherwise) of, or loss of use of, any property of the Tenant or of any other person, irrespective of the cause of such injury, damage or loss, unless caused by the gross negligence or willful misconduct of the Landlord, its agents, servants or employees, in the operation or maintenance of the Premises or the Building, it being understood that no property other than such as might normally be brought upon or kept in the Premises as an incident to the reasonable use of the Premises for the purposes specified in this Lease will be brought upon or kept in the Premises;

            (e) make no alteration, change, addition, improvement, repair or replacement (an "Alteration") in, to, or about, the Premises, and do no work in such connection, without in each case the prior review and consent of the Landlord, and then only by workmen and contractors of the Landlord or by workmen and contractors of the Tenant acceptable to the Landlord, and in a manner in keeping with the landmark status of, and consistent with, the design, construction and equipment of the Building and the Center and upon terms and conditions and at times, reviewed and consented to by the Landlord and in accordance with the rules, regulations and guidelines of the Landlord pertaining to the performance of such Alterations, and make no contract for nor employ any labor in connection with the maintenance, cleaning or other servicing of the Premises (a "Tenant Service") without like consent, which consents, to the extent granting same shall not impose any additional burden on Landlord but only in the case of nonstructural Alterations and structural Alterations required by any Requirement applicable to the Premises or any part thereof or to Tenant's use thereof or to Tenant's observance of any provision of this Lease, shall not be unreasonably withheld; in addition, the Tenant shall:

                  (i) notwithstanding anything in this Lease to the contrary, make all changes (once reviewed and consented to by the Landlord), whether or not structural and whether or not in the Premises, required by any Requirement as a result of any Alteration or Tenant Service;

                  (ii) pay as and when the same become due and payable all
            reasonable charges incurred by it in connection with any Alteration including, but not limited to, the Landlord's reasonable charges for making such reviews and inspections as it may deem necessary or desirable in connection with the consideration of the granting of, and compliance with, any such consent;

                  (iii) if any notice or claim of any lien be given or filed by or against the Building or the Land for any work, labor or services performed, or for any materials, products or equipment used, furnished or manufactured for use, therein or thereon or in connection with the performance of any Alteration or Tenant Service, promptly, but in all events within thirty (30) days, discharge or remove the same by payment, bonding or otherwise; other than any lien given or filed in connection with any work, labor or service, or for any materials, products or equipment used, furnished or manufactured for use in connection with the installation of a sprinkler tap and loop by the Landlord pursuant to Article Thirty hereof;

                  (iv) notwithstanding any such review and consent, not permit the use of any contractors, workmen, labor, material or equipment in the performance of any Alteration or Tenant Service if the use thereof, in the Landlord's judgment reasonably exercised, will disturb harmony with any trade engaged in performing any other work, labor or service in or about the Building or the Center or contribute to any labor dispute;

                  (v) permit no such work to be undertaken in connection with any Alteration or Tenant Service unless insurance protecting the Tenant and each of the Tenant's consultants, contractors and subcontractors, and the Indemnitees (as hereinafter defined), against liability for worker's compensation and for bodily injuries and death, as well as for property damage arising out of or in connection with the performance and completion of such Alteration, shall be procured and maintained in full force and effect throughout the prosecution thereof, at the sole cost and expense of the Tenant and/or its consultants, contractors and subcontractors; all such insurance to be commercially reasonable as to form, amounts and insurers and reasonably acceptable to the Landlord and the Tenant will furnish to the Landlord certificates of such insurance prior to the commencement of such work; and

                  (vi) deliver, within thirty (30) days after completion of the
            Alteration, record drawings and specifications of the Premises reflecting the Alteration prepared on an Autocad Computer Assisted Drafting and Design ("CADD") System (or such other system or medium as the Landlord may accept) using naming conventions issued by the American Institute of Architects ("AIA") in June 1990 (or such other naming convention the Landlord may accept) and magnetic computer media of such record drawings and specifications, translated into DXF format or another format accepted by the Landlord;

            (f) not violate, or permit the violation of, any condition imposed by the standard fire insurance policy issued for office buildings in the Borough of Manhattan, New York, N.Y., and not do, suffer or permit anything to be done, or keep, suffer or permit anything to be kept, in the Premises, which would increase the fire or other casualty insurance rate on the Building or property therein, or which would result in insurance companies of good standing refusing to insure the Building or any such property in amounts and against risks as reasonably determined by the Landlord;

            (g) permit the Landlord to show the Premises at reasonable times upon prior reasonable notice (which may be oral) during Business Hours (as hereinafter defined) to any lessee, or any prospective purchaser, lessee, mortgagee or assignee of any mortgage or underlying lease, of the Building and/or the Land or of the Landlord's interest therein, and their representatives, and during the 12 months preceding the expiration of this Lease with respect to any part of the Premises similarly show such part to any person contemplating the leasing of all or a portion of the same;

            (h) at the expiration or any earlier termination of this Lease with respect to any part of the Premises, terminate its occupancy of, and quit and surrender to the Landlord, such part of the Premises broom-clean and in as good condition as it was at the commencement of such term, except for (1) ordinary wear and tear, (2) condemnation, (3) damage, not required to be repaired or replaced by the Tenant and (4) loss or damage by fire or other casualty, which shall not have been occasioned by the fault of any Tenant Party or with respect to which the Tenant is released from liability pursuant to Section 9.3;

            (i) at any time and from time to time upon not less than ten (10) days' prior notice by the Landlord, execute, acknowledge and deliver to the Landlord a statement of the Tenant (or if the Tenant is a corporation or a partnership, an appropriate officer or partner, as the case may be, of the Tenant) certifying that this Lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as modified and stating the modifications), and the dates to which the Rent has been paid in advance, if any, stating whether or not to the best knowledge of the signer of such certificate the Landlord is in default in the keeping, observance or performance of any provision contained in this Lease and, if so, specifying each such default, and such other information as Landlord may reasonably request, it being intended that any such statement may be relied upon by any landlord under any underlying lease (as defined in Article Thirteen hereof) or any lessee or mortgagee, or any prospective purchaser, lessee, mortgagee or assignee of any underlying mortgage (as defined in Article Thirteen hereof);

            (j) indemnify, and save harmless, the Landlord, and its agents and partners and its and their respective contractors licensees, invitees, servants, officers, directors, agents and employees, any mortgagee under any underlying mortgage and any landlord under any of the underlying leases (the "Indemnitees") from and against all liability (statutory or otherwise), claims, suits, demands, damages, judgments, costs, interest and expenses (including reasonable counsel fees and disbursements incurred in the defense thereof) to which any Indemnitee may (except insofar as it arises out of the gross negligence or willful misconduct of any such Indemnitee in the operation and maintenance of the Building) be subject or suffer whether by reason of, or by reason of any claim for, any injury to, or death of, any person or persons or damage to property (including any loss of use thereof) or otherwise arising from or in connection with the use of, or from any work or thing whatsoever done in, any part of the Premises (other than by such Indemnitee) or by any Tenant Party in the Center during the term of this Lease or during the period of time, if any, prior to the commencement of such term that the Tenant may have been given access to such part for the purpose of doing work or otherwise, or as a result of any Tenant Party performing any such work or otherwise that subjects any Indemnitee to any Requirement to which such Indemnitee would not otherwise be subject, or arising from any condition of the Premises due to or resulting from any default by the Tenant in the keeping, observance or performance of any provision contained in this Lease or from any act or negligence of any Tenant Party; and

            (k) maintain, at all times during the term of this Lease and during any other times the Tenant is granted access to the Premises, a policy or policies of commercial general liability insurance (including, without limitation, insurance of the Tenant's contractual liability under this Lease) written on an occurrence basis with the premiums fully paid on or before the due date, issued by a reputable insurance company licensed to do business in the State of New York, having a minimum rating A- by A.M. Best & Company or such other financial rating as the Landlord may at any time consider appropriate, and reasonably acceptable to the Landlord. Such insurance shall afford minimum limits as the Landlord may reasonably designate from time to time, but in no event less than $3,000,000 per occurrence with a $5,000,000 aggregate in respect of injury or death to any number of persons and not less than $3,000,000 for damage to or loss of use of property in any one occurrence. Each such policy shall provide that it cannot be cancelled except upon 30 days' prior notice to the Landlord and shall name the Indemnitees and such other designees as the Landlord may from time to time designate as additional insureds thereunder. The Tenant shall furnish original certificates of such insurance to the Landlord prior to the term commencement date (or any date on which the Tenant is granted earlier access) and thereafter not less than 30 days prior to the expiration of each such policy and any renewals or replacements thereof.

      6.2. The Landlord shall at any time and from time to time upon not less than 10 days' prior notice by the Tenant, execute, acknowledge and deliver to the Tenant a statement of the Landlord certifying that this Lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as modified and stating the modifications), and the dates to which the fixed rent and additional rent have been paid in advance, if any, and stating whether or not to the best knowledge of the signer of such certificate the Tenant is in default in the keeping, observance or performance of any term or condition contained in this Lease and, if so, specifying each such default of which the signer may have knowledge, it being intended that any such statement may be relied upon by any assignee, prospective assignee, subtenant or prospective subtenant of the Tenant.

                                  ARTICLE SEVEN
                    Assignment, Mortgaging, Subletting, etc.

      7.1. Except as may be otherwise specifically provided in this Article, the Tenant covenants, for the Tenant and its successors, assigns and legal representatives, that neither this Lease nor the term and estate hereby granted, nor any part hereof or thereof, will be assigned, mortgaged, pledged, encumbered or otherwise transferred (it being agreed that (y) issuance by the Tenant of stock and/or the transfer of already-issued stock/partnership interest, in one or more transactions so as to transfer control or transfer 50% or more of an interest in the Tenant, other than through over-the-counter or national securities exchange transactions by those holding less than a 5% interest in the Tenant, or (z) sale or transfer of 25% or more of the assets of the Tenant in one or more transactions, other than in the ordinary course of business, shall, in either event, be deemed an assignment of this Lease), and that neither the Premises, nor any part thereof, will be encumbered in any manner by reason of any act or omission on the part of the Tenant, or will be used or occupied, or permitted to be used or occupied, or utilized for desk space, for mailing privileges or as a concession, by anyone other than the Tenant, or will be sublet, or offered or advertised for subletting; provided, however, that, if the Tenant is a corporation, (a) the assignment or transfer of this Lease, and the term and estate hereby granted, to any (1) corporation into which the Tenant is merged or with which the Tenant is consolidated or (2) partnership to which all of the assets of the Tenant are transferred and only for so long as the Tenant retains management control of said partnership and is owner of more than fifty (50%) percent of the partnership interests of said partnership (such corporation or partnership being hereinafter in this Article called the "Assignee") without the prior consent of the Landlord shall not be deemed to be prohibited hereby if, and upon the express conditions that, (i) the primary purpose for such merger, consolidation or partnership change is other than the transfer of this Lease, (ii) the surviving entity has a net worth at least equal to that of the Tenant's on the date hereof or the date of merger, consolidation or partnership change, whichever is greater, and (iii) at least thirty (30) days prior to the merger, consolidation or partnership change, the Assignee shall have executed and delivered to the Landlord an agreement in form and substance satisfactory to the Landlord whereby the Assignee shall agree to be personally bound by and upon all the provisions set forth in this Lease on the part of the Tenant to be kept, observed or performed, and whereby the Assignee shall expressly agree that the provisions of this Article shall, notwithstanding such assignment or transfer, continue to be binding upon it with respect to all future assignments and transfers, (b) the Landlord will consent to the Tenant permitting the Premises to be used and occupied for the purposes specified in, and subject to the provisions of, this Lease, by any subsidiary or affiliate of the Tenant or Tenant's parent, but only for so long as the occupant remains a subsidiary or affiliate of the Tenant or Tenant's parent, provided that (I) the Tenant provides reasonable evidence of the relationship of the subsidiary or affiliate to the Tenant or Tenant's parent, (II) in the Landlord's reasonable judgment the subsidiary or affiliate or Tenant's parent is of a character and engaged in a business such as in keeping with the standards in those respects for the Building and its occupancy and (III) it being understood that an entity shall only be a subsidiary of the Tenant or Tenant's parent if the Tenant or Tenant's parent owns, directly or indirectly, 50% or more of the stock or partnership interests in the entity and shall only be an affiliate of the Tenant or Tenant's parent if under common ownership, that is, direct or indirect ownership by an entity holding 50% or more of the stock or partnership interests in both the Tenant or Tenant's parent and such affiliate and (c) the Landlord will consent to the Tenant permitting the Premises to be used and occupied for the purposes specified in, and subject to the provisions of, this Lease, by any corporation or partnership in which, and only for so long as, Elizabeth Lavin remains the owner, directly or indirectly, of 100% of the stock or partnership interest of such entity, provided that (I) the Tenant provides reasonable evidence of the relationship of such entity to Elizabeth Lavin, and (II) in the Landlord's reasonable judgment the entity is of a character and engaged in a business such as in keeping with the standards in those respects for the Building and its occupancy.

      7.2.1. In the event the Tenant desires the Landlord's consent to the subletting of all or any part of the Premises for any part of the term of this Lease with respect thereto, the Tenant shall notify the Landlord of the name of the proposed sublessee, such information as to the proposed sublessee's business, financial responsibility and standing as the Landlord may reasonably require, and of the terms and conditions of the proposed subletting, which notice shall (except in the case of (x) a proposed subletting to a subsidiary of the Tenant or, (y) proposed sublettings commencing in the first three years of the term of this Lease for space or spaces, individually or in the aggregate, totaling 30% or less of the rentable square foot area of the Premises) contain an offer to vacate and surrender, as of the Special Surrender Date (as hereinafter defined), either (i) if the Tenant proposes to sublet only a part of the Premises, the space to be demised by the proposed sublease, together with such other space, if any, as is demised to the Tenant by this Lease as may be reasonably required for public corridors, toilets and core facilities serving the space so proposed to be sublet (said spaces(s) being herein collectively called a "Partial Space"), or (ii) if the Tenant proposes to sublet the entire Premises, the entire Premises. The term "Special Surrender Date" as used in this Article, shall mean a date to be specified in such notice from the Tenant; provided, however, said specified date shall be (a) the last day of a calendar month during the term hereof with respect thereto, and (b) not earlier than a date occurring sixty (60) days after the giving of such notice and not later than the date for the commencement of the term of the proposed subletting.

      7.2.2. The Landlord may accept such offer by a notice given to the Tenant within thirty (30) days after the receipt of such notice from the Tenant. If the Landlord accepts such offer and such offer pertains to a Partial Space, then effective as of the Special Surrender Date, this Lease shall be deemed modified so that the term and estate granted by this Lease with respect to such Partial Space (unless the same shall have expired sooner pursuant to any of the other conditions of limitation or provisions of this Lease or pursuant to law) shall expire on the Special Surrender Date with the same effect as if the Special Surrender Date were the date specified in this Lease for the expiration of the term of this Lease with respect to such Partial Space and the annual fixed rent payable hereunder, to the extent that such fixed rent relates to such Partial Space and such abatement is in excess of the annual rate of any other existing abatement of fixed rent relating thereto under any other term or condition of this Lease, shall be abated at the Applicable Rental Rate (as hereinafter defined) for each square foot of the rentable area of the Partial Space from and after the Special Surrender Date. If the Landlord accepts such offer and such offer pertains to the entire Premises, then this Lease shall be deemed modified so that the term and estate granted by this Lease (unless the same shall have expired sooner pursuant to any of the conditions of limitation or other provisions of this Lease or pursuant to law) shall expire on the Special Surrender Date with the same effect as if the Special Surrender Date were the date specified in this Lease for the expiration of the term hereof and the fixed rent payable hereunder shall be apportioned as of the Special Surrender Date. The Tenant shall terminate its occupancy of such Partial Space or the Premises, as the case may be, not later than the Special Surrender Date.

      7.2.3. The term "Applicable Rental Rate" as used in this Article shall be deemed to mean $31.00 per annum for the period commencing on the term commencement date and ending on September 30, 1999; and $35.00 per annum thereafter.

      7.2.4. In the event of such expiration of the term of this Lease with respect to a Partial Space, any changes, improvements and alterations to any portion of the remaining Premises demised by this Lease after the Special Surrender Date (including, but not limited to, the erection of a boundary wall to separate such portion from such Partial Space) made necessary or desirable in the Landlord's reasonable judgment by reason of such expiration shall be made by the Landlord at the Tenant's expense.

      7.2.5. In the event the Landlord does not accept an offer made by the Tenant in a notice given to the Landlord pursuant to Section 7.2.1. hereof or the Tenant is not required to make such an offer in such notice, the Landlord will not unreasonably withhold or delay its consent to the proposed subletting referred to in said notice on the terms and conditions set forth in said notice; provided, however, that the Landlord shall not in any event be obligated to consent to any such proposed subletting unless:

                  (a) the sublessee under any such subletting shall be such
            person, firm or corporation as in the Landlord's reasonable judgment is of a character and engaged in a business such as is in keeping with the standards in those respects for the Building and its occupancy and shall not be a (i) government or a governmental authority or a subdivision or an agency of any government or any governmental authority or (ii) a tenant of either the Landlord or a subsidiary or affiliate of the Landlord, provided that the Landlord has comparable space available in the Center for such tenant;

                  (b) such subletting shall be at a rental rate not less than ninety percent (90%) of the rental rates then being charged under leases being entered into by the Landlord for comparable space in the Center and for a comparable term and provided that the Tenant shall not advertise such rates in any publicly disseminated medium;

                  (c) the space so to be sublet shall be regular in shape;

                  (d) such consent shall be evidenced by the delivery of, and shall be subject to the terms and conditions of, a "Consent to Sublease" duly executed by the Landlord, the Tenant and the sublessee which Consent to Sublease shall be substantially in the form attached as Exhibit C and on such customary form of the Landlord as is adopted by it for such purpose, for which the

            Tenant shall pay to the Landlord a reasonable processing charge in connection therewith, which charge shall not exceed $3,000.00; and

                  (e) the Tenant and the sublessee shall agree that the
            sublessee will not, without the prior consent of the Landlord, assign the sublease or under-sublet the space so sublet or any part thereof.

      7.2.6. All of the terms and conditions of any such "Consent to Sublease" so executed by the Landlord, the Tenant and the sublessee shall be deemed to be terms and conditions of this Lease and the violation by the Tenant or the sublessee of any term or condition of such "Consent to Sublease" shall entitle the Landlord to all the rights and remedies provided for in this Lease or by law in the case of any violation of a term or condition of this Lease.

      7.2.7. If the aggregate amount payable as rent (including without limitation, all amounts payable on account of changes in Real Estate Taxes, operating costs, maintenance costs, labor rates, indexes or other formula contained in the sublease) with respect to any period of time by a sublessee under a sublease of any part of the Premises made by the Tenant shall be in excess of the Tenant's Basic Cost (as hereinafter defined) for such period for such part of the Premises, then, promptly after the collection by the Tenant of such amounts so payable for such period under such sublease, the Tenant will pay to the Landlord, as additional rent hereunder, an amount equal to 50% of the excess of such amounts so collected for such part of the Premises over the Tenant's Basic Cost for such part of the Premises for such part of the term. The term "Tenant's Basic Cost," as used herein with respect to any period for which any part of the Premises is sublet, shall mean the sum of (i) fixed rent at the Applicable Rental Rate for each square foot of the rentable area of such part of the Premises, and (ii) the amount payable by the Tenant to the Landlord for such period with respect to such part of the Premises pursuant to Article Twenty-four hereof. The Tenant shall diligently enforce all rights it has under any sublease and at law to collect all amounts payable by the sublessee.

      7.2.8. The Tenant shall deliver to the Landlord a statement within thirty
(30) days after the end of each calendar year in which any part of the term of this Lease occurs specifying as to such calendar year, and within thirty (30) days after the expiration or earlier termination the term of this Lease specifying with respect to the elapsed portion of the calendar year in which such expiration or termination occurs (a) each sublease in effect during the period covered by such statement and as to each sublease, the date of its execution and delivery, the number of square feet of the rentable area demised thereby, the term thereof, and a computation in reasonable detail showing whether or not anything is payable by the Tenant to the Landlord pursuant to this Article with respect to such sublease for the period covered by such statement; and (b) whether or not anything is payable by the Tenant to the Landlord pursuant to this Article with respect to any payments received from a sublessee during such period but which relate to an earlier period and showing in reasonable detail the computation of the amount so payable.

      7.2.9. Each sublease of the Premises or a portion thereof shall be subject and subordinate to this Lease and the rights of the Landlord under this Lease and any violation of any provision of this Lease, whether by act or omission, by any sublessee shall be deemed a violation of such provision by the Tenant, it being the intention of the parties that the Tenant shall assume and be liable to the Landlord for any and all acts and omissions of all sublessees if such act or omission, if made by the Tenant, would be a violation of any provision of this Lease. No sublease shall provide for a term which extends beyond the day prior to the then expiration date of this Lease. In the event of the Tenant's default in the payment of any fixed rent and/or additional rent under this Lease beyond any applicable period of grace, the Landlord may collect rent from any sublessee so long as such default shall continue, and the Landlord may apply the same to the curing of any such default under this Lease in any order of priority the Landlord may select, any unapplied balance thereof to be applied by the Landlord against subsequent installments of Rent, but the Landlord's collection of Rent from a sublessee shall not constitute a recognition by the Landlord of attornment by such sublessee nor a waiver by the Landlord of any default by the Tenant.

      7.2.10. As security for the performance of the Tenant's obligations under this Lease, the Tenant hereby agrees that if and only for so long as the Tenant shall be in default in the payment of fixed rent and/or additional rent payable under this Lease beyond any applicable period of grace, the Tenant shall assign (and, subject to the conditions set forth herein, hereby does assign) to the Landlord all of the Tenant's interest in and to all present and future subleases of space in the Premises, together with all modifications, renewals and extensions thereof now existing or hereafter made, and also together with the rights to sue for, collect and receive all rents, additional rents and other sums payable to the Tenant under such subleases.

      7.3. Without in any way suggesting permission for the Tenant to assign the Lease, if the Lease is nonetheless assigned by the order of a court or otherwise but not as permitted by Section 7.1 above, the Tenant shall pay to the Landlord 75% of any consideration received by the Tenant for the assignment, net of brokerage commissions and legal fees incurred by the Tenant in connection therewith and not reimbursed by the assignee. The amounts to be paid to the Landlord under this Section shall be deemed to be deferred rent payable only out of amounts collected by the Tenant in connection with an assignment and shall be deemed forgiven if no assignment occurs.

      7.4. The Landlord will, at the request of the Tenant, maintain listings on the Building directory of the names of the Tenant and the names of any officers or employees of the Tenant; provided, however, that the number of names so listed shall be in the same proportion to the capacity of the building directory as the aggregate number of square feet of rentable area of the Premises is to the aggregate number of square feet of rentable area of the Center. Without implying any right to do so, the listing of any name other than that of the Tenant, whether on the doors or windows of the Premises, on the Building directory, or otherwise, shall not operate to vest any right or interest in this Lease or in the Premises or be deemed to be the consent of the Landlord referred to in Section 7.1, it being expressly understood that any such listing is a privilege extended by the Landlord revocable at will by notice to the Tenant.

                                  ARTICLE EIGHT
                       Changes or Alterations by Landlord

      8.1.1. The Landlord reserves the right to make such Alterations in or to the Building (including the Premises) and the fixtures and equipment thereof, as well as in or to the street entrances, halls, passages, elevators, escalators and stairways and other parts of the Building and the Center, and to erect, maintain and use pipes, ducts and conduits in and through the Premises, all as it may reasonably deem necessary or desirable; provided, that (a) the exercise of such rights shall not result in an unreasonable obstruction of the means of access to the Premises or unreasonable interference with the use of the Premises, (b) that the Landlord will restore the portion of the Premises affected by any such Alterations to its condition existing prior to the commencement of the work in connection therewith to the extent reasonably practicable in light of the Alterations made, and/or (c) if any such Alterations shall reduce the floor area of the Premises (other than a de minimus amount), the fixed rent payable hereunder (to the extent that such fixed rent relates to such part of the floor area of the Premises and such abatement is in excess of the annual rate of any other existing abatement of fixed rent relating to such part of the floor area of the Premises under any other term or condition of this Lease) shall be abated with respect to such part of the floor area of the Premises for the period from the date of the making thereof to the date specified in this Lease for the expiration of the full term of this Lease. Nothing in this Section or in Article Six shall be deemed to relieve the Tenant of any duty, obligation or liability to make any repair, replacement or improvement or comply with any Requirement.

      8.1.2. The Landlord will, subject to, and except as otherwise provided in, the other terms and conditions of this Lease, with reasonable dispatch and in a manner and at such times as shall not unreasonably interfere with the use of the Premises nor unreasonably obstruct the means of access to the Premises, make as and when required all repair, structural or otherwise, interior or exterior, to the Building to the extent the failure to do so would adversely affect the Tenant's use of or access to the Premises (including its public areas, fixtures, appurtenances, systems and facilities, but excluding anything which constitutes subdivision, layout and finish of spaces in the Building rented to, or available for renting to, tenants) as may be necessary to restore the same to a state of good working order, condition and repair and to a standard in keeping with the reputation of the Building as a location for an outstanding type of business occupancy.

      8.2. The Landlord reserves the right to change the name or address of the Building at any time. Neither this Lease nor any use by the Tenant shall give the Tenant any right or easement to the use of any door or any passage connecting the Building with any subway or any other building or to the use of any public conveniences, and the use of such doors, passages and conveniences may be regulated or discontinued at any time by the Landlord.

                                  ARTICLE NINE
                              Damage by Fire, etc.

      9.1. If any part of the Premises shall be damaged by fire or other perils, the Tenant shall give prompt notice thereof to the Landlord and the Landlord shall proceed with reasonable diligence subject to adjustment and collection of any insurance proceeds and the provisions of any Qualified Encumbrance to repair such damage, and, if any part of the Premises shall be rendered untenantable by reason of such damage (including untenantability due to lack of access thereto), the annual fixed rent payable under this Lease, to the extent that such fixed rent relates to such part of the Premises, shall be abated for the period from the date of such damage to the date when such part of the Premises shall have been made tenantable or to such earlier date upon which either such part of the Premises would have been tenantable but for Tenant Delay or the full term of this Lease with respect to such part of the Premises shall expire or terminate, unless (a) the Landlord shall make available to the Tenant, during the period of such repair, other space in the Center, comparable in size and characteristics to the Premises, reasonably suitable for the temporary carrying on of the Tenant's business, or (b) such fire or other damage shall have resulted from the negligence of any Tenant Party; provided that such abatement shall be made only to the extent that it is in excess of the annual rate of any other existing abatement of fixed rent relating thereto under any provision of this Lease other than Section 1.4. hereof. The Landlord shall not be liable for any inconvenience or annoyance to the Tenant or injury to the business of the Tenant resulting in any way from such damage or the repair thereof The Tenant understands that the Landlord will not carry insurance of any kind on (w) the Tenant's goods, furniture or furnishings, (x) on any Fixtures removable by the Tenant as provided in this Lease, (y) on Tenant improvements or betterments or (a) on any property in the care, custody and control of the Tenant, and that the Landlord shall not be obligated to repair any damage thereto or replace the same.

      9.2. If substantial alteration or reconstruction of the Building shall, in the reasonable opinion of the Landlord, be required as a result of damage by fire or other perils (whether or not the Premises shall have been damaged by such fire or other casualty), then this Lease and the term and estate hereby granted may be terminated by the Landlord by a notice, given within sixty (60) days of such damage specifying a date, not less than thirty (30) days after the giving of such notice, for such termination. In addition, if a substantial part of the Premises is rendered untenantable as a result of such damage by fire or other peril and it is determined by the Landlord that such part of the Premises cannot be made tenantable within a period of fifteen (15) months after the occurrence of such fire or other peril, then this Lease and the term and estate hereby granted may be terminated by the Landlord or the Tenant by a notice specifying a date, not less than thirty (30) days after the giving of such notice for such termination, which notice must be given within sixty (60) days
(i) of such damage if such termination notice is given by the Landlord, or (ii) the Tenant's receipt of the Landlord's estimate of the time needed to repair the Premises if such termination notice is given by the Tenant. In the event of the giving of notice of termination, this Lease and the term and estate hereby granted shall expire as of the date specified in such notice with the same effect as if such date were the date initially specified in this Lease as the expiration date, and the fixed rent payable under this Lease shall be apportioned as of such date of termination, subject to abatement, if any, as and to the extent above provided.

      9.3. The Landlord and the Tenant hereby release each other with respect to any liability which the released party might otherwise have to the releasing party for any damage to the Building or the Premises or the contents thereof by fire or other peril occurring during the term of this Lease to the extent of the proceeds received under a policy or policies of insurance permitting such release. Each party will use best efforts to cause its property and/or other applicable insurance policy to include a provision permitting such a release of liability; provided, that if such a provision is obtainable from such insurer only at an additional expense, the insured party shall notify the other party and, unless the other party pays such additional expense within ten (10) days thereafter, the insured party shall thereafter be free of its waiver of subrogation so long as an additional cost is required under the policy in question.

      9.4. This Lease shall be considered an express agreement governing any case of damage to or destruction of, or any part of, the Building or the Premises by fire or other peril, and Section 227 of the Real Property Law of the State of New York providing for such a contingency in the absence of express agreement, and any other law of like import now or hereafter in force, shall have no application in such case.

                                   ARTICLE TEN
                                  Condemnation

      10.1. If all of the Premises shall be lawfully condemned or taken in any manner for any public or quasi-public use, this Lease and the term and estate hereby granted shall forthwith cease and terminate as of the date of vesting of title in such condemnation or taking. If only a part of the Premises shall be so condemned or taken, then the term and estate hereby granted with respect to such part of the Premises shall forthwith cease and terminate as of the date of vesting of title in such condemnation or taking and the annual fixed rent payable under this Lease, to the extent that such fixed rent relates to such part of the Premises, shall be abated for the period from the date of such vesting of title to the date specified in this Lease for the expiration of the full term of this Lease with respect to such part of the Premises, but only to the extent that such abatement is in excess of the annual rate of any other existing abatement of fixed rent relating thereto under any other provision of this Lease other than Section 1.4. hereof. If only a part of the Building shall be so condemned or taken, then (a) if substantial alteration or reconstruction of the Building or the Premises shall, in the reasonable opinion of the Landlord, be necessary or desirable as a result of such condemnation or taking, this Lease and the term and estate hereby granted may be terminated by the Landlord within sixty (60) days following the date on which the Landlord shall have received notice of such vesting of title, by a notice to the Tenant specifying a date, not less than thirty (30) days after the Landlord's notice, for such termination, or (b) if such condemnation or taking shall be of a substantial part of the Premises or of a substantial part of the means of access thereto, this Lease and the term and estate hereby granted may be terminated by the Tenant, within sixty (60) days following the date upon which the Tenant shall have received notice of such vesting of title, by a notice to the Landlord specifying a date, not less than thirty (30) days after the Tenant's notice, for such termination, or (c) if neither the Landlord nor the Tenant elects to terminate this Lease, this Lease shall not be affected by such condemnation or taking, except that this Lease and the term and estate hereby granted with respect to the part of the Premises so condemned or taken shall expire on the date of the vesting of title to such part and except that the fixed rent payable under this Lease shall be abated to the extent, if any, hereinabove provided in this Article. If only a part of the Premises shall be so condemned or taken and this Lease and the term and estate hereby granted with respect to the remaining portion of the Premises are not terminated, the Landlord will proceed with reasonable diligence, subject to the provisions of any Qualified Encumbrance and without requiring the Landlord to expend more than it collects as an award therefor, to restore the remaining portion of the Premises as nearly as practicable to the same condition as it was in prior to such condemnation or taking.

      10.2. The termination of this Lease and the term and estate hereby granted in any of the cases specified in this Article shall be with the same effect as if the date of such termination were the date originally specified for the expiration of the full term of this Lease, and the fixed rent payable under this Lease shall be apportioned as of such date of termination.

      10.3. If there is any condemnation or taking of all or a part of the Building, the Landlord shall be entitled to receive the entire award in the condemnation proceeding, including any award made for the value of the estate vested by this Lease in the Tenant, and the Tenant hereby expressly assigns to the Landlord any and all right, title and interest of the Tenant now or hereafter arising in or to any such award or any part thereof, and the Tenant shall be entitled to receive no part of such award; provided, that the Tenant shall not be precluded from intervening for the Tenant's own interest in any such condemnation proceeding to claim or receive from the condemning authority any compensation to which the Tenant may otherwise lawfully be entitled in such case in respect of property removable by the Tenant under Article Four or for moving expenses, but only to the extent such compensation does not reduce the award otherwise payable to the Landlord.

      10.4. If the whole or any part of the Premises, or of the Tenant's leasehold estate, shall be taken in condemnation proceedings or by any right of eminent domain for temporary use or occupancy, the foregoing provisions of this Article Ten shall not apply and the Tenant shall continue to pay, in the manner and at the times herein specified, the full amount of the rent and other charges payable by the Tenant under this Lease, and, except only to the extent that the Tenant may be prevented from so doing pursuant to the terms of the order of the condemning authority, the Tenant shall perform and observe all of the other provisions of this Lease upon the part of the Tenant to be performed and observed, as though such taking had not occurred. In the event of any taking referred to in this Section 10.4, the Landlord shall be entitled to receive any portion of the condemnation proceeds paid as compensation for the cost of restoration of the Building and the Tenant shall be entitled to receive the balance of the condemnation proceeds paid for such taking, whether paid by way of damages, rent or otherwise, unless such period of temporary use or occupancy shall extend beyond the expiration or termination of this Lease, in which case the balance of the condemnation proceeds shall be apportioned between the Landlord and the Tenant as of the date of the expiration or termination of this Lease. The Landlord shall, upon the expiration of any such period of temporary use or occupancy, restore the Building, as nearly as may be reasonably possible within the balance of the term of the Lease, to the condition in which the same was immediately prior to such taking, subject to the provisions of any Qualified Encumbrance and without requiring the Landlord to expend more than it collects as an award therefor.

                                 ARTICLE ELEVEN
                              Compliance with Laws

      11.1. The Tenant shall comply with all Requirements applicable to the Premises or any part thereof, to the Tenant's use thereof or to the Tenant's observance of any provision of this Lease, except that the Tenant shall not be under any obligation to comply with any Requirement requiring any structural alteration of or in connection with the Premises solely by reason of the use thereof for any of the purposes permitted in Article One and not by reason of
(i) a condition which has been created by, or at the instance of, any Tenant Party, (ii) a breach by any Tenant Party of any provision of this Lease or (iii) a Requirement having as a primary purpose the benefit of disabled persons. Where any structural alteration of or in connection with the Premises is required by any such Requirement, and, by reason of the express exception specified above, the Tenant is not under any obligation to make such alteration, the Landlord will make such alteration if the cost of making the same is not in excess of fifty (50%) percent of the annual rate of fixed rent then payable under this Lease (such cost shall not be deemed to include the cost of providing and installing a sprinkler loop and tap, if such work is part of such alteration), or if such cost is in excess of fifty (50%) percent of the annual rate of fixed rent payable under this Lease then the Landlord shall have the option of making such alteration or of terminating this Lease and the term and estate hereby granted by giving to the Tenant not less than thirty (30) days' prior notice of such termination; provided, that, if within fifteen (15) days after the giving of notice of termination, the Tenant shall request the Landlord to make such alteration at the expense of the Tenant, then such notice of termination shall be ineffective; the Landlord shall proceed with reasonable diligence to make such alteration and the Tenant shall pay to the Landlord all costs and expenses incurred by the Landlord in connection therewith in excess of fifty (50%) percent of the annual rate of fixed rent then payable under this Lease and shall maintain on deposit with the Landlord such security for the payment of such costs and expenses as the Landlord shall from time to time request. For purpose of this Article, providing and installing of sprinklers shall be deemed to be a non-structural alteration; except that the sprinkler loop and tap shall be deemed a structural alteration.

      11.2. If a notice of termination shall be given by the Landlord under this Article and such notice shall not become ineffective as above provided, this Lease and the term and estate hereby granted shall terminate on the date specified in such notice with the same effect as if such date were the date originally specified for the expiration of this Lease, and the fixed rent payable under this Lease shall be apportioned as of such date of termination.

                                 ARTICLE TWELVE
                     Accidents to Sanitary and other Systems

      12.1. The Tenant shall give to the Landlord prompt notice of any damage to, or defective condition in, any part or appurtenance of the Building's sanitary, electrical, heating, air conditioning, ventilating or other systems serving, located in, or passing through, the Premises. Any such damage or defective condition shall he remedied by the Landlord with reasonable diligence except to the extent Tenant is specifically required to remedy same under the terms of this Lease, but if such damage or defective condition (other than any damage with respect to which the Tenant is relieved from liability pursuant to
Section 9.3) was caused by, or by the use by, any Tenant Party or is with respect to any Fixture, installed by or at the request of Tenant or in connection with the initial build-out of the Premises, the cost of the remedy thereof shall be paid by the Tenant upon demand. The Tenant shall not be entitled to claim any damages against the Landlord arising from any such damage or defective condition unless the same shall have been caused by the gross negligence or willful misconduct of the Landlord in the operation or maintenance of the Premises or the Building and the same shall not have been remedied by the Landlord with reasonable diligence after notice from the Tenant; nor shall the Tenant be entitled to claim any damages against any other party (including, without limitation, any third party vendor or other supplier of services to the Landlord) arising from any such damage or defective condition unless the same shall have been caused by the gross negligence or willful misconduct of such party in the operation or maintenance of the Premises or the Building and the same shall not have been remedied by such party with reasonable diligence after notice thereof; nor shall the Tenant be entitled to claim any eviction by reason of any such damage or defective condition unless the same shall have been caused by the gross negligence or willful misconduct of the Landlord in the operation or maintenance of the Premises or the Building and shall not have been made tenantable by the Landlord within a reasonable time after notice from the Tenant.

                                ARTICLE THIRTEEN
                                  Subordination

      13.1. This Lease and the term and estate hereby granted are and shall be subject and subordinate to the lien of each mortgage which may now or at any time hereafter affect the Premises, the Building and/or the Land, or the Landlord's interest therein (collectively, the "underlying mortgages"); provided, however, that, the foregoing subordination to the lien of each underlying mortgage, held by an affiliate, parent or subsidiary of the Landlord only, shall be conditioned upon the Tenant's receipt from such mortgagee thereunder of a subordination, nondisturbance and attornment agreement in form and substance acceptable to such mortgagee and otherwise consistent with the provisions of this Section 13.1. An entity shall only be a subsidiary of the Landlord or Landlord's parent if the Landlord or Landlord's parent owns, directly or indirectly, 50% or more of the stock or partnership interests in the entity and shall only be an affiliate of the Landlord or the Landlord's parent if under common ownership, that is, direct or indirect ownership by an entity holding 50% or more of the stock or partnership interest in both the Tenant or the Tenant's parent and such affiliate. If the Land is leased by the Landlord from RCP Associates, a partnership, as successor in interest to The Trustees of Columbia University in the City of New York pursuant to a lease dated October 1, 1928, as heretofore amended, this Lease and the term and estate hereby granted are and shall be subject and subordinate to said lease as so amended and to each agreement hereafter made modifying, supplementing, extending or renewing said lease. If any part of the Premises is situated in the building known as 600 Fifth Avenue, this Lease and the term and estate hereby granted are and shall be subject and subordinate to the lease dated August 23, 1949 from The Minister, Elders and Deacons of The Reformed Protestant Dutch Church of the City of New York to Massachusetts Mutual Life Insurance Company and to the lease dated June 16, 1949 from the Landlord to said Massachusetts Mutual Life Insurance Company as each of said leases has been heretofore amended (the Landlord being the successor in interest to said Massachusetts Mutual Life Insurance Company under each of said leases) and to each agreement hereafter made modifying, supplementing, extending or renewing either of said leases. If any part of the Premises is situated in the building known as 75 Rockefeller Plaza, this Lease and the term and estate hereby granted are and shall be subject and subordinate to the lease dated October 18, 1977 from 75 Plaza Limited, N.V. to the Landlord, as heretofore amended, and to each agreement hereafter made modifying, supplementing, extending or renewing said lease. This lease shall also be subject and subordinate to any future ground or net lease of the Land and/or the Building; provided, however, that, the foregoing subordination to the lien of any ground or net lease of the Land and/or the Building, held by an affiliate, parent or subsidiary of the Landlord only, shall be conditioned upon the Tenant's receipt from such lessor thereunder of a subordination, nondisturbance and attornment agreement in form and substance acceptable to such lessor and otherwise consistent with the provisions of this Section 13.1. All of said leases as so modified, supplemented, extended and renewed are herein collectively called the "underlying leases". If any part of the Premises is situated in the building known as 30 Rockefeller Plaza and 1250 Avenue of the Americas, this Lease and the term and estate hereby granted are and shall be subject and subordinate to the Declaration Establishing a Plan for Condominium Ownership of The Rockefeller Center Tower Condominium (and the by-laws annexed thereto) dated as of December 1, 1988, as the same may have been or may hereafter be amended. The foregoing provisions for the subordination of this Lease and the term and the estate hereby granted shall be self-operative and no further instrument shall be required to effect any such subordination; but the Tenant shall, from time to time, upon request by the Landlord, execute and deliver any and all instruments that may be necessary or proper to effect such subordination or to confirm or evidence the same, and in the event that the Tenant shall fail to execute and deliver any such instrument, the Landlord, in addition to any other remedies, may, as the agent or attorney-in-fact of the Tenant, execute and deliver the same, and the Tenant hereby irrevocably constitutes and appoints the Landlord the Tenant's agent and attorney-in-fact, coupled with an interest, for such purpose. If the Landlord's interest in the Building or the Land shall be sold or conveyed to any person, firm or corporation upon the exercise of any remedy provided for in any underlying mortgage or by law or equity, or if the Landlord's interest in this Lease is assigned or conveyed to the landlord under any ground lease as a result of a default by the tenant under the ground lease and a resulting termination thereof, such person, firm or corporation succeeding to the Landlord's interest in the Building or Land or this Lease and each person, firm or corporation thereafter succeeding to its interest in the Building or the Land or this Lease (i) shall not be liable for any act or omission of the Landlord under this Lease occurring prior to such sale or conveyance, (ii) shall not be subject to any offset, defense or counterclaim accruing prior to such sale or conveyance, (iii) shall not be bound by any payment prior to such sale or conveyance of Rent for more than one month in advance (except prepayments in the nature of security for the performance by the Tenant of its obligations hereunder), (iv) shall not be bound by any amendment or modification of this Lease made (y) after notice to the Tenant of the execution of the underlying mortgage or underlying lease in question and (z) without the consent of such mortgagee or lessor (or their nominees, successors or assigns), where required, (v) shall not be bound by any covenant to perform (including, without limitation, any covenant to complete) any renovation or construction in connection with the Premises or the Building or to pay any sums to the Tenant in connection therewith, in either case arising or accruing prior to the date of such sale or conveyance of the Landlord's interest; and (vi) shall be liable for the performance of the other obligations of the Landlord under this Lease only during the period such successor landlord shall hold such interest. Within thirty (30) days following execution and delivery of this Lease, the Landlord shall deliver to the Tenant for its signature a subordination, nondisturbance and attornment agreement among the Landlord, the Tenant and Rockefeller Center Properties, Inc., in form and substance acceptable to Rockefeller Center Properties, Inc. and otherwise consistent with the provisions of this Section 13.1. Except as otherwise expressly provided herein, the Landlord agrees to use reasonable efforts to obtain a subordination, nondisturbance and attornment agreement from the future holders of any underlying mortgages in form and substance acceptable to such future holders of such underlying mortgages and otherwise consistent with the provisions of
Section 13.1.

      13.2. If this Lease and the term and estate hereby granted are subject and subordinate to any underlying lease, then the Tenant hereby agrees (a) that it will attorn to the lessor under said underlying lease effective as of the expiration or earlier termination of the term of said underlying lease and will recognize said lessor as the Landlord under this Lease, and (b) that, notwithstanding such expiration or earlier termination of the term of said underlying lease, this Lease shall continue for the balance of the term of this Lease in accordance with its provisions. Within thirty (30) days following execution and delivery of this Lease, the Landlord shall deliver to the Tenant for its signature a subordination, nondisturbance and attornment agreement between the Tenant and RCP Associates, in form and substance acceptable to RCP Associates and otherwise consistent with the provisions of Section 13.1. Except as otherwise expressly provided herein, the Landlord agrees to use reasonable efforts to obtain a subordination, nondisturbance and attornment agreement from the future holders of any underlying leases in form and substance acceptable to such future holders of such underlying leases and otherwise consistent with the provisions of Section 13.1.

                                ARTICLE FOURTEEN
                                    Notices

      14.1. Any notice, consent, approval, request, communication, bill, demand or statement (collectively, "Notices") under this Lease by either party to the other party shall be in writing and shall be deemed to have been duly given when delivered personally or by overnight mail service to such other party and a receipt has been obtained or on the third day after being mailed in a postpaid envelope (registered or certified, return receipt requested) addressed to such other party, which address for the Landlord shall be as above set forth and for the Tenant shall be the Premises to the attention of John A. Levin (or the Tenant's address as above set forth if mailed prior to the Term Commencement
Date), or if the address of such other party for notices shall have been duly changed as hereinafter provided, if so mailed to such other party at such changed address. Either party may at any time change the address for Notices by a Notice stating the change and setting forth the changed address. If the term "Tenant" as used in this Lease refers to more than one person, any Notice to any one of such persons shall be deemed to have been duly given to the Tenant. If and to the extent requested by the Landlord, the Tenant shall give copies of all Notices to the Landlord to holders of underlying mortgages and underlying leases of which the Tenant has notice.

                                 ARTICLE FIFTEEN
                            Conditions of Limitation

      15.1. This Lease and the term and estate hereby granted are subject to the limitation that:

            (a) if the Tenant shall default in the payment of any Rent and any such default shall continue for ten (10) days after notice,

            (b) if the Tenant shall default in observing any provision of Article Three or of subsection (e) or (f) of Section 6.1 and such default shall continue and shall not be remedied by the Tenant within three (3) business days (except that, with respect to any such default of any provision of clause (iv) of subparagraph (e) of Section 6.1. hereof, said period shall be twenty-four (24) hours) after notice,

            (c) if the Tenant shall default in observing any provision of this Lease (other than a default of the character referred to in subsection (a) or (b) of this Section), and if such default shall continue and shall not be remedied by the Tenant within thirty (30) days after notice or, if such default cannot for causes beyond the Tenant's control, with due diligence be cured within said period of thirty (30) days, if the Tenant (i) shall not, promptly upon the giving of such Notice, give the Landlord notice of the Tenant's intention to duly institute all steps necessary to remedy such default, (ii) shall not duly institute and thereafter diligently prosecute to completion all steps necessary to remedy the same, or (iii) shall not remedy the same within a reasonable time after the date of the giving of said notice by the Landlord, which period shall in no event exceed ninety (90) days,

            (d) if any event shall occur or any contingency shall arise whereby this Lease or the estate hereby granted or the unexpired balance of the full term of this Lease would, by operation of law or otherwise, devolve upon or pass to any person, firm or corporation other than the Tenant (except as permitted under Article Seven), or if the Tenant shall desert or abandon the Premises (whether or not the keys be surrendered or the rent is paid),

            (e) if any other lease held by the Tenant from the Landlord or any affiliate of the Landlord shall expire or terminate (whether or not the term thereof shall then have commenced) as a result of the default of the Tenant thereunder or of the occurrence of an event as therein provided (other than by expiration of the hill term thereof or pursuant to a cancellation or termination option therein contained or pursuant to provisions similar to those contained in the first sentence of Article Ten), or

            (f) when and to the extent permitted by law, if a petition in bankruptcy shall be filed by or against the Tenant, or if the Tenant shall make a general assignment for the benefit of its creditors, or the Tenant shall receive the benefit of any insolvency or reorganization act, or if a receiver or trustee is appointed for any portion of the Tenant's property and such appointment is not vacated within sixty (60) days, or if an execution or attachment shall be issued under which the Premises shall be taken or occupied by anyone other than the Tenant, then in any of said cases the Landlord may give to the Tenant a notice of intention to end the term of this Lease, and, if such notice is given, this Lease and the term and estate hereby granted (whether or not the term shall theretofore have commenced) shall terminate upon the expiration of seven (7) days from the date the notice is deemed given with the same effect as if the last of said seven (7) days were the date originally specified as the expiration of the full term of this Lease, but the Tenant shall remain liable for damages as provided in this Lease or pursuant to law. If this Lease shall have been assigned, the term "Tenant", as used in subsections (a) to (f), inclusive, of this Section 15.1, shall be deemed to include the assignee and the assignor or either of them under any such assignment unless the Landlord shall, in connection with such assignment, release the assignor from any further liability under this Lease, in which event the term "Tenant", as used in said subsections, shall not include the assignor so released.

                                 ARTICLE SIXTEEN
                              Re-entry by Landlord

      16.1. If this Lease shall terminate under Article Fifteen, or if the Tenant shall default in the payment of any Rent on any date upon which the same becomes due, and if such default shall continue for five (5) days after the Landlord shall have given to the Tenant a notice specifying such default, the Landlord or the Landlord's agents and servants may immediately or at any time thereafter re-enter the Premises, or any part thereof in the name of the whole, either by summary dispossess proceedings or by any suitable action or proceeding at law, without being liable to indictment, prosecution or damages therefor, and may repossess the same, and may remove any persons therefrom, to the end that the Landlord may have, hold and enjoy the Premises again as and of its first estate and interest therein. The words "re-enter", "re-entry", and "re-entering" as used in this Lease are not restricted to their technical legal meanings.

      16.2. If this Lease shall terminate under the provisions of Article Fifteen or if the Landlord undertakes any summary dispossess or other proceeding or action or other measure for the enforcement of its right of re-entry (any such termination of this Lease or undertaking by the Landlord being a "Default Termination"), the Tenant shall thereupon pay to the Landlord the Rent up to the time of such Default Termination, and shall likewise pay to the Landlord all such damages which, by reason of such Default Termination, shall be payable by the Tenant as provided in this Lease or pursuant to law. Also in the event of a Default Termination the Landlord shall be entitled to retain all moneys, if any, paid by the Tenant to the Landlord, whether as advance rent or as security for rent, but such moneys shall be credited by the Landlord against any Rent due from the Tenant at the time of such Default Termination or, at the Landlord's option, against any damages payable by the Tenant as provided in this Lease or pursuant to law.

      16.3. In the event of a breach or threatened breach on the part of the Tenant of any of its obligations under this Lease, the Landlord shall also have the right of injunction. The specified remedies to which the Landlord may resort under this Lease are cumulative and are not intended to be exclusive of any other remedies or means of redress to which the Landlord may lawfully be entitled at any time, and the Landlord may invoke any remedy allowed at law or in equity as if specific remedies were not provided for in this Lease.

                                ARTICLE SEVENTEEN
                                     Damages

      17.1. If there is a Default Termination of this Lease, the Tenant will pay to the Landlord as damages, at the election of the Landlord, either:

            (a) a sum which, at the time of such Default Termination, represents the then present value (such computation to be made by using the then prevailing rate of most recently issued bonds or notes issued by the United States Treasury having a maturity closest to but not exceeding the period commencing with the day following the date of such Default Termination and ending with the date originally specified as the expiration date of this Lease (the "Remaining Period")) of the excess, if any, of (1) the aggregate of the fixed rent and the additional rent under Article Twenty-four (if any) which, had this Lease not so terminated, would have been payable under this Lease by the Tenant for the Remaining Period over (2) the aggregate rental value of the Premises for the same period, or

            (b) sums equal to the aggregate of the fixed rent and the additional rent under Article Twenty-four (if any) which would have been payable by the Tenant had this Lease not terminated by such Default Termination, payable upon the due dates therefor specified in this Lease following such Default Termination and until the date originally specified as the expiration of this Lease; provided, that if the Landlord shall relet all or any part of the Premises for all or any part of the Remaining Period (the Landlord having no obligation to so relet the Premises), the Landlord shall credit the Tenant with the net rents received by the Landlord from such reletting, such net rents to be determined by first deducting from the gross rents as and when received by the Landlord from such reletting the expenses incurred by the Landlord in terminating this Lease and re-entering the Premises and of securing possession thereof, as well as the expenses of reletting, including altering and preparing the Premises for new tenants, brokers' commissions, and all other expenses properly chargeable against the Premises and the rental therefrom in connection with such reletting, it being understood that any such reletting may be for a period equal to or shorter or longer than said period; provided, further, that (i) in no event shall the Tenant be entitled to receive any excess of such net rents over the sums payable by the Tenant to the Landlord, (ii) in no event shall the Tenant be entitled, in any suit for the collection of damages pursuant to this subsubsection (b), to a credit in respect of any net rents from a reletting except to the extent that such net rents are actually received by the Landlord prior to the commencement of such suit, and (iii) if the Premises or any part thereof should be relet in combination with other space, then proper apportionment on a square foot rentable area basis shall be made of the rent received from such reletting and of the expenses of reletting.

      17.2. For the purposes of this Article, the amount of additional rent which would have been payable by the Tenant under Article Twenty-four shall, for each Computation Year (as defined in Article Twenty-four) ending after such Default Termination, be deemed to be an amount equal to the amount of additional rent payable by the Tenant for the Computation Year immediately preceding the Computation Year in which such Default Termination occurs or if the Default Termination occurs prior to the end of the first Computation Year, then the Landlord's reasonable estimate of what additional rent would have been had the Lease commenced one year earlier, and in either case deemed increased each year by the percentage increase in additional rent for the immediately preceding Computation Year over the additional rent for the twelve-month period prior thereto or, if the Lease term did not occur throughout such prior years, Landlord's reasonable estimate of what such increase would have been had the term occurred during such years. Suit or suits for the recovery of any damages payable by the Tenant, or any installments thereof, may be brought by the Landlord from time to time at its election, and nothing in this Lease shall be deemed to require the Landlord to postpone suit until the date when the term of this Lease would have expired but for such Default Termination.

      17.3. Nothing in this Lease shall be construed as limiting or precluding the recovery by the Landlord against the Tenant of any sums or damages to which, in addition to the damages specified above, the Landlord may lawfully be entitled by reason of any default under this Lease on the part of the Tenant.

                                ARTICLE EIGHTEEN
                                Waivers by Tenant

      18.1. The Tenant, for itself and all other Tenant Parties, and on behalf of any and all persons, firms, entities and corporations claiming through or under any Tenant Party, including, without limitation, creditors of all kinds, does hereby waive and surrender all right and privilege which they or any of them might have under or by reason of any present or future law to redeem the Premises or to have a continuance of this Lease for the full term hereby demised after the Tenant is dispossessed or ejected therefrom by process of law or under the terms of this Lease or after the expiration or termination of this Lease as provided in this Lease or pursuant to law. The Tenant also waives (a) the right of the Tenant to trial by jury in any summary dispossess or other proceeding that may hereafter be instituted by the Landlord against the Tenant with respect to the Premises or in any action that may be brought to recover rent, damages or other sums payable under this Lease, and (b) the provisions of any law relating to notice and/or delay in levy of execution in case of an eviction or dispossess of a tenant for nonpayment of rent, and of any other law of like import now or hereafter in effect. If the Landlord commences any such summary dispossess proceeding, the Tenant will not interpose any counterclaim of whatever nature or description in such proceeding, other than a compulsory counterclaim.

                                ARTICLE NINETEEN
                                Tenant's Removal

      19.1. Any personal property which shall remain in any part of the Premises after the expiration or termination of the term of this Lease with respect to such part shall be deemed to have been abandoned, and either may be retained by the Landlord as its property or may be disposed of in such manner as the Landlord may see fit at the Tenant's cost; provided, that the Tenant will, upon request of the Landlord, remove from the Building any such personal property by the later of the expiration or termination of this Lease or thirty (30) days after the Landlord's request.

                                 ARTICLE TWENTY
                       Elevators, Cleaning, Services, etc.

      20.1. The Landlord will, at the Landlord's sole cost and expense, (i) supply passenger elevator service during Business Hours to each floor, above the street floor of the Building, which is served by the Building's passenger elevators and on which the Premises are, or any portion thereof is, located, with one of said elevators being subject to call for such service during hours other than Business Hours, (ii) supply an elevator for the transmission of freight to said floor or floors during Business Hours, (iii) subject to any applicable policies or regulations adopted by any utility or governmental authority, supply during Business Hours in the heating season heat for the warming of the Premises and the public portions of the Building, (iv) subject to any applicable policies or regulations adopted by any utility or governmental authority, supply during Business Hours air conditioning (including cooling during the cooling season as, an the Landlord's reasonable judgment, may be necessary) and ventilation to all portions of the Premises, if any, which are served by the Building's air conditioning and ventilation systems, and (v) clean any portion of the Premises which is located on a floor above the street floor of the Building except any such portion used exclusively for preparing, dispensing or consumption of food or beverages or as an exhibition area or classroom or for storage, shipping room, mail room or similar purposes or which is a toilet (other than a toilet shown on any diagram attached hereto as Exhibit
A) or a shop or is used for a trading floor or exclusively for operation of computer, data processing, reproduction, duplicating or similar equipment. In order for said air conditioning system to function properly, the Tenant must, to the extent they are missing therefrom, install window blinds or shades on all windows of the Premises and must lower and close such window blinds or shades on all windows facing the sun whenever said air conditioning system is in operation and the Tenant will at all times comply with all regulations and requirements which the Landlord may reasonably prescribe for the proper functioning and protection of said air conditioning system. No representation is made by the Landlord with respect to the adequacy or fitness of such air conditioning or ventilation to maintain temperatures that may be required for, or because of, the operation of any computer, data processing or other equipment of the Tenant and where air conditioning or ventilation is required for any such purpose and the Landlord assumes no responsibility, and shall have no liability for any loss or damage however sustained, in connection therewith. The cleaning specification annexed hereto as Exhibit B set forth substantially the extent and scope of the cleaning to be performed by the Landlord in the Premises as hereinabove provided in this paragraph. Unless otherwise provided in this Lease, "Business Hours", means the generally customary daytime business hours of the Tenant (but not before 8:00 A.M. or after 6:00 P.M.) of days other than Saturdays, Sundays and, as established by the Landlord, holidays. The air conditioning to be provided during the cooling season with respect to said portions of the Premises served by said air conditioning system shall be such as to provide a temperature of not more than 76 degrees Fahrenheit dry bulb (plus or minus 2 degrees) and 50% (plus or minus 5%) relative humidity when the outside temperature is not more than 93 degrees Fahrenheit dry bulb. If any one or more the following conditions apply to a portion of the Premises, then the maintenance of the above temperature standard shall not apply to that portion of the Premises, namely (i) average occupancy over one person per 100 square feet, (ii) an average monthly electrical load in excess of 4-watts per useable square foot, and/or (iii) renovations performed by the Tenant which interfere with a properly designed flow of cool conditioned air. When the outside temperature exceeds 93 degrees, the air conditioning system shall be operated at full capacity but without being required to maintain a particular temperature. At all times other than described above, the Building's systems shall be operated by the Landlord during the season when heat is required to maintain an average temperature of 72 degrees Fahrenheit (plus or minus 2 degrees) throughout the Premises. The air circulated through the ducts of the air conditioning system of the Building serving the Premises shall consist of an average amount of fresh air to meet applicable ventilation codes.

      20.2. The Landlord agrees that the Tenant may install a supplemental air conditioning system in the Premises having a maximum capacity of fifteen (15) tons subject to the terms and conditions of this Lease, including but not limited to, the provisions of Article Thirty and Article 6.1(e). In addition, the Landlord shall provide to the Tenant up to fifteen (15) tons of air conditioning capacity in the form of chilled water for the Tenant's supplemental air conditioning. If the Tenant receives chilled water, the Tenant shall pay the Landlord's charges (as same may exist from time to time) for its actual usage (the Landlord's current charge is $750 per ton, per year). The Tenant shall install a meter to measure its usage in a location approved by the Landlord. The Tenant shall also pay the Landlord's connection charge of $150 per ton, with a minimum charge of $1,500, for such chilled water. Such Landlord charges are subject to change at any time during the term of this Lease, any increase to be limited to the direct pass through of any increase in the Landlord's cost for electricity and water used to provide chilled water.

      20.3. The Landlord shall, when and to the extent reasonably requested by the Tenant, furnish additional elevator, heating, air conditioning, ventilating and/or cleaning services upon such reasonable terms and conditions as shall be determined by the Landlord, including the payment by the Tenant of the Landlord's reasonable charge therefor. The Tenant will also pay the Landlord's reasonable charge for (a) any additional cleaning of the Premises required because of the carelessness or indifference of any Tenant Party or because of the nature of any Tenant Party business, and (b) the removal of any refuse and rubbish of any Tenant Party from the Premises and the Building, except wastepaper and similar discarded material placed by the Tenant in wastepaper baskets and left for emptying as an incident to the Landlord's normal cleaning of the Premises. If the cost to the Landlord for cleaning the Premises shall be increased due to the use of any part of the Premises during hours other than Business Hours or due to there being installed in the Premises, at the request of or by any Tenant Party, any materials or finish other than those which are of the standard adopted by the Landlord for the Building, the Tenant shall pay to the Landlord an amount equal to such increase in cost.

      20.4. All or any of the elevators in the Building may, at the option of the Landlord, be manual or automatic elevators, and the Landlord shall be under no obligation to furnish an elevator operator or starter for any automatic elevator, but if the Landlord shall furnish any elevator operator or starter for any automatic elevator, the Landlord may discontinue furnishing such elevator operator or starter.

      20.5. The Landlord reserves the right, without liability to the Tenant and without constituting any claim of constructive eviction, to stop or interrupt any heating, elevator, escalator, lighting, ventilating, air conditioning, power, water, cleaning or other service and to interrupt the use of any Building facilities, at such times as may be necessary and for as long as may reasonably be required by reason of accidents, strikes, the making of repairs, alterations or improvements, inability to secure a proper supply of fuel, steam, water, electricity, labor or supplies, or by reason of any other cause beyond the reasonable control of the Landlord; provided, that any such stoppage or interruption for the purpose of making any discretionary alteration or improvement shall be made at such times and in such manner as shall not unreasonably interfere with the Tenant's use of the Premises; and provided, further, that the Landlord will make all such repairs, alterations and improvements with due dispatch subject to causes beyond the Landlord's reasonable control. Notwithstanding anything in the foregoing provisions of this
Section 20.5, to the contrary, if due to the negligence or intentional act of the Landlord any Essential Service which the Landlord is required to provide to the Tenant under this Lease is interrupted for a period of fifteen (15) consecutive business days, then, to the extent the Landlord receives insurance proceeds for loss of rental income resulting from such interruption of an Essential Service, (a) if the entire Premises is rendered untenantable or otherwise cannot be used for the conduct of the Tenant's business, and (b) the Tenant does not in fact use the entire Premises for the conduct of its business, the Tenant shall be entitled to an abatement of the fixed rent for each day after such fifteen (15) business day period that the entire Premises shall remain untenantable and the Tenant does not use any portion thereof for the conduct of its business. For the purposes of this Article, "Essential Service" shall mean electric, heat, air conditioning, ventilation and at least one elevator serving the Premises.

                               ARTICLE TWENTY-ONE
                    Lease Contains All Agreements-No Waivers

      21.1. This Lease contains all of the understandings relating to the leasing of the Premises and the Landlord's obligations in connection therewith and neither the Landlord nor any agent or representative of the Landlord has made or is making, and the Tenant in executing and delivering this Lease is not relying upon, any warranties, representations, promises or statements whatsoever, except to the extent expressly set forth in this Lease. All understandings and agreements, if any, heretofore had between the parties are merged in this Lease, which alone fully and completely expresses the agreement of the parties.

      21.2. The failure of the either party to insist in any instance upon the strict keeping, observance or performance of any provision of this Lease or to exercise any election in this Lease shall not be construed as a waiver or relinquishment for the future of such provision, but the same shall continue and remain in full force and effect. No waiver or modification by either party of any provision of this Lease shall be deemed to have been made unless expressed in writing and signed by such party. No surrender of possession of the Premises or of any part thereof or of any remainder of the term of this Lease shall release the Tenant from any of its obligations under this Lease unless accepted by the Landlord in writing. The receipt and retention by the Landlord of Rent from anyone other than the Tenant shall not be deemed a waiver of the breach by the Tenant of any provision in this Lease, or the acceptance of such other person as a tenant, or a release of the Tenant from its further observance of the provisions of this Lease. The receipt and retention by the Landlord of Rent with knowledge of the breach of any provision of this Lease shall not be deemed a waiver of such breach.

                               ARTICLE TWENTY-TWO
                           Parties Bound; Exculpation

      22.1. The provisions of this Lease shall bind and benefit the respective successors, assigns and legal representatives of the parties to this Lease except that (1) no violation of the provisions of Article Seven shall operate to vest any rights in any successor, assignee or legal representative of the Tenant and (2) the provisions of this Article shall not be construed as modifying the conditions of limitation contained in Article Fifteen. The obligations of the Landlord under this Lease shall not, however, be binding upon the Landlord herein named (or any transferee of its interest in the Building or the Premises) with respect to the period (i) subsequent to the transfer of its interest in the Building or the Premises (a lease of the entire interest being deemed such a transfer), or (ii) subsequent to the expiration or earlier termination of the term of any underlying lease to which this Lease and the term and estate hereby granted may be subject and subordinate and wherein the lessor thereunder has agreed to recognize this Lease in case the term of said underlying lease expires or terminates prior to the expiration or termination of the term of this Lease if the Landlord would not then be entitled to terminate this Lease pursuant to said Article Fifteen or to exercise any dispossess remedy provided for in this Lease or by law; and in any such event those covenants shall, subject to Article Thirteen, thereafter be binding upon the transferee of such interest in the Building or the Premises or the lessor under said underlying lease, as the case may be, until the next such transfer of such interest.

      22.2. The Tenant shall look solely to the Landlord's interest in the Land and the Building (or the proceeds thereof) for the satisfaction of any monetary claim under this Lease, or for the collection of any judgment (or other judicial process) based thereon, and no other property or assets of the Landlord (or any affiliate, shareholder, director, officer, employee, partner, agent, representative, or beneficiary of the Landlord, disclosed or undisclosed) shall be subject to levy, execution or other enforcement procedure for the satisfaction of such claim or judgment (or other judicial process).

                              ARTICLE TWENTY-THREE
                    Curing Tenant's Defaults-Additional Rents

      23.1. If the Tenant shall default in the observance of any provision of this Lease, the Landlord, without thereby waiving such default, may perform the same for the account and at the expense of the Tenant (a) immediately or at any time thereafter and without notice in the case of emergency or in case such default unreasonably interferes with the use by any other tenant of any space in the Building or with the efficient operation of the Building or will result in a violation of any Requirement applicable to the Land, the Building or the Premises or any part thereof, to the Tenant's use thereof or to the Tenant's observance of any provision of this Lease, or in a cancellation of an insurance policy maintained by the Landlord, and (b) in any other case if such default continues after thirty (30) days from the date of the giving by the Landlord of notice of the Landlord's intention so to perform the same, unless such default cannot, for causes beyond the Tenant's control, with due diligence be cured within said period of thirty (30) days and the Tenant (i) shall, promptly upon the giving of such notice, give the Landlord notice of the Tenant's intention to duly institute all steps necessary to remedy such default, (ii) shall duly institute and thereafter diligently prosecute to completion all steps necessary to remedy the same, and (iii) shall remedy the same within a reasonable time after the date of the giving of such notice by the Landlord, which period shall in no event exceed ninety (90) days; provided, however, notwithstanding the provisions of clause (b) above, that if the Tenant's default constitutes a default under any underlying lease or underlying mortgage and the lessor or mortgagee thereof notifies the Landlord of such default, then if the cure period afforded the Tenant extends beyond the tenth day preceding the end of the cure period permitted to the Landlord under the underlying lease or underlying mortgage, the Landlord may so notify the Tenant, in which event the Landlord's right to cure the Tenant's default will commence upon such tenth day. All reasonable costs and reasonable expenses incurred by the Landlord in connection with any such performance by it for the account of the Tenant and all reasonable costs and reasonable expenses, including reasonable counsel fees and disbursements incurred by the Landlord in any action or proceeding (including any summary dispossess proceeding) brought by the Landlord to enforce any obligation of the Tenant under this Lease and/or right of the Landlord in or to the Premises, shall be paid by the Tenant to the Landlord upon demand. Except as expressly provided to the contrary in this Lease, all costs and expenses which, pursuant to this Lease (including the rules and regulations referred to in this Lease) are incurred by the Landlord and payable to it by the Tenant and all charges, amounts and sums payable to the Landlord by the Tenant for any property, material, labor, utility or other services which, pursuant to this Lease or at the request and for the account of the Tenant, are provided, furnished or rendered by the Landlord shall become due and payable by the Tenant to the Landlord in accordance with the terms of bills therefor to be rendered by the Landlord to the Tenant. If any cost, expense, charge, amount or sum referred to in this Section or elsewhere in this Lease is not paid when due as provided in this

Lease, the same shall become due by the Tenant as additional rent under this Lease. If any Rent or damages payable under this Lease is not paid when due, the same shall bear interest at the rate of 5% above the prime commercial rate of The Chase Manhattan Bank (National Association) or any successor thereto for unsecured borrowings in effect at the time, per annum (but in no event at a rate in excess of that permitted by law) from the due date thereof until paid and the amount of such interest shall be deemed additional rent under this Lease. If there is a nonpayment by the Tenant of any such additional rent and/or any other additional rent becoming due under this Lease, the Landlord, in addition to any other right or remedy, shall have the same rights and remedies as in the case of default by the Tenant in the payment of the fixed rent. If the Tenant is in arrears in payment of Rent, the Tenant waives the Tenant's right, if any, to designate the items against which any payments made by the Tenant are to be credited, and the Landlord may apply any payments made by the Tenant to any items the Landlord sees fit, irrespective of and notwithstanding any designation or request by the Tenant as to the items against which any such payments shall be credited. The Landlord reserves the right, without liability to the Tenant and without constituting any claim of constructive eviction, to suspend furnishing or rendering to the Tenant any property, material, labor, utility or other service, wherever the Landlord is obligated to furnish or render the same at the expense of the Tenant (exclusive of any service which the Landlord furnishes for no additional charge pursuant to Article Five and Article Twenty hereof, and exclusive of alternating electric current furnished pursuant to the first paragraph of Article Five hereof), in the event that (but only so long as) the Tenant is in arrears in paying the Landlord therefor at the expiration of five (5) days after the Landlord shall have given to the Tenant notice demanding the payment of such arrears.

                              ARTICLE TWENTY-FOUR
            Adjustments for Changes in Landlord's Costs and Expenses

      24.1. If for any Computation Year, the R.E. Tax Share of the Real Estate Taxes shall be greater than Base Real Estate Taxes, or 110% of the O.E. Share of the Cost of Operation and Maintenance shall be greater than 110% of the Base COM, then the Tenant shall pay to the Landlord, as additional rent, an amount equal to the product obtained by multiplying such excess or excesses by the Tenant's Area.

      24.2. In order to provide for current payments on account of the additional rent which may be payable to the Landlord pursuant to Section 24.1 for any Computation Year, the Tenant agrees to make such payments on account of said additional rent for and during such Computation Year, as the case may be, as follows:

            (a) With respect to Real Estate Taxes, the Tenant shall pay its share thereof in two semiannual installments in advance on the first day of June and December, each equal to the product of the Tenant's Area multiplied by one-half of the excess of the R.E. Tax Share of the Real Estate Taxes for the Tax Year in which the Landlord's corresponding tax payment falls over the Base Real Estate Taxes, it being understood that if the tax bill for the following Tax Year is not received in time to bill the June 1 payment, the Landlord may estimate the payment due on June 1 based on the Landlord's estimate of the Real Estate Taxes for such following Tax Year. If, upon issuance of the tax bill for such following Tax Year, such estimated amount results in an underpayment, the Tenant shall pay to the Landlord the amount of the underpayment. If, upon issuance of the tax bill for such following Tax Year, such estimated amount results in an overpayment, the Landlord shall either pay to the Tenant an amount equal to the overpayment or permit the Tenant a credit for such amount against future Rent payments; provided, however, that if any rent abatement is then in effect pursuant to the terms and conditions of this Lease, and no Rent is due the Landlord from the Tenant, the Landlord shall pay to the Tenant the amount of any such overpayment. If there shall be any increase in Real Estate Taxes for any Tax Year, whether during or after such Tax Year, or if there shall be any decrease in the Real Estate Taxes for any Tax Year, whether during or after such Tax Year, the Tenant shall pay its share of any increase, or, to the extent the decrease does not reduce the RE. Tax Share of Real Estate Taxes below the Base Real Estate Taxes, receive its share of any decrease, substantially in the same manner as provided in the preceding two sentences. If during the term of the Lease, Real Estate Taxes are required to be paid (either to the appropriate taxing authorities or as a tax escrow to the holder of an underlying lease or an underlying mortgage), on any other date or dates than as presently required, then the Tenant's payments toward Real Estate Taxes shall be correspondingly accelerated or revised so that such payments are due at least thirty (30) days prior to the date payments are due to the taxing authorities or to the holder of an underlying lease or underlying mortgage.

            (b) With respect to Cost of Operation and Maintenance, the Tenant shall pay an amount each month equal to the product of the Tenant's Area multiplied by 1/12th of the excess of 110% of the O.E. Share of the Cost of Operation and Maintenance for such Computation Year as reasonably estimated by the Landlord over 110% of the Base COM, the installment for each calendar month to be due and payable upon the receipt from the Landlord of a bill for the same. If, as finally determined, the amount of additional rent payable by the Tenant to the Landlord pursuant to this Subsection for such Computation Year shall be greater than (resulting in an underpayment) or be less than (resulting in an overpayment) the aggregate of all the installments so paid on account to the Landlord by the Tenant for such Computation Year, then, promptly after the receipt of the bill for such Computation Year and, in performance of its obligations under Section 24.1, the Tenant shall, in case of such an underpayment, pay to the Landlord an amount equal to such underpayment or the Landlord shall, in case of such an overpayment, either pay to the Tenant an amount equal to such overpayment or permit the Tenant a credit for such amount against future rent payments.

      24.3. As used in this Article:

            (a) "Computation Year" shall mean each calendar year in which occurs any part of the term of this Lease and, in the case of a Default Termination of this Lease, in which would have occurred any part of the full term of this Lease except for such Default Termination.

            (b) "Tax Year" shall mean the twelve (12) month period commencing July 1 of each year, or such other twelve (12) month period as may be duly adopted as the fiscal year for real estate tax purposes in The City of New York.

            (c) "Tenant's Area" shall mean the number of square feet in the rentable area of the Premises.

            (d) "R.E. Tax Share" shall mean a fraction whose numerator is one and whose denominator is the number of square feet of the rentable area of the Center (excluding from such denominator the number of rentable square feet in any portion of the Center (i) not leased to the Tenant and for which Real Estate Taxes are not payable in full, or (ii) for which the Real Estate Taxes are payable directly in whole or in part by any person, firm or corporation other than the Landlord, without reimbursement by the Landlord or (iii) at the Landlord's election, constituting a condominium unit not wholly or partially leased to the Tenant); provided that the Landlord may elect to limit the denominator to only the number of square feet in the rentable area of the Building (which the Landlord advises the Tenant currently contains 586,370 rentable square feet determined in accordance with Section 1.6. hereof) if the Landlord makes a similar election for all buildings it owns in the Center. The Landlord advises the Tenant that the Center currently contains 6,784,036 rentable square feet (determined in accordance with Section 1.6. hereof) for purposes of measuring R.E. Tax Share.

            (e) "O.E. Share" shall mean a fraction whose numerator is one and whose denominator is the number of square feet in the rentable area of all buildings in the Center exclusive of the rentable area of any such building or any structure on any such building operated and maintained by and at the expense of any person, firm or corporation (other than the Landlord or, at Landlord's election, any affiliate of Landlord) or of any theater or garage located in the Center; provided that the Landlord may elect to limit the denominator to only the number of square feet in the rentable area of the Building if the Landlord makes a similar election for all buildings it owns in the Center. The Landlord advises the Tenant that the Center currently contains 7,414,055 rentable square feet for purposes of measuring O.E. Share (determined in accordance with in Section 1.6. hereof).

            (f) "Real Estate Taxes" shall mean the taxes and assessments imposed upon the Center (to the extent the Landlord does not make the election in the proviso of subsection (d) above), including without limitation assessments made as a result of the Center or part thereof being within a business improvement district (other than any interest or penalties imposed in connection therewith), and all expenses, including fees and disbursements of counsel and experts, reasonably incurred by, or reimbursable by, the Landlord in connection with any application for a reduction in the assessed valuation for the Center or for a judicial review thereof (but in no event shall expenses be included in Base Real Estate Taxes). If due to a future change in the method of taxation any franchise, income, profit or other tax shall be levied against the Landlord in substitution in whole or in part for or in lieu of any tax which would otherwise constitute a Real Estate Tax, such franchise, income, profit or other tax shall be deemed to be a Real Estate Tax for the purposes of this Lease. Real Estate Taxes shall not include any portion thereof (i) allocable to an area not leased to the Tenant and for which what would otherwise be Real Estate Taxes are not payable in full (ii) payable directly, in whole or in part, by a person, firm, entity or corporation other than the Landlord, without reimbursement by the Landlord, or (iii) allocable to a condominium unit that the Landlord elects pursuant to clause (d) above to exclude from the calculation of R.E. Tax Share.

            (g) "Cost of Operation and Maintenance" shall mean the actual cost incurred by the Landlord or its affiliates with respect to the ownership, operation, maintenance and repair of the Center (to the extent the Center is included in the calculation of O.E. Share, it being understood that if less than the entire Center is included in such calculation, then Cost of Operation and Maintenance shall include a portion of the common area expenses of the Center in the same proportion as the rentable area of the building or buildings included in the calculation of O.E. Share bears to the aggregate rentable area in all buildings in the Center) and the curbs and sidewalks adjoining the same, including, without limitation, the cost incurred for air conditioning; mechanical ventilation; heating; interior and exterior cleaning; rubbish removal; window washing (interior and exterior, including inside partitions); elevators; escalators; hand tools and other moveable equipment to the extent same are not required to be capitalized in accordance with good accounting practice; porter and matron service; electric current, steam, water and other utilities; association fees and dues, other than to political organizations or parties; protection and security service; repairs; maintenance; compliance with any Preservation Agreement to the extent same are not required to be capitalized in accordance with good accounting practice; fire, extended coverage, boiler, sprinkler, apparatus, rental income, public liability and property damage insurance; supplies; wages, salaries, disability benefits, pensions, hospitalization, retirement plans and group insurance respecting service and maintenance employees, building superintendents, concierges, managers, their assistants and clerical staffs, and persons engaged in supervision of the foregoing; uniforms and working clothes for such employees and the cleaning thereof; expenses imposed pursuant to any collective bargaining agreement with respect to such employees; payroll, social security, unemployment and other similar taxes with respect to such employees; sales, use and other similar taxes; vault charges; franchise fees payable in connection with the concourse levels of the Center; water rates; sewer rents; charges of any independent contractor who does any work with respect to the operation, maintenance and repair of the Center and the curbs and sidewalks adjoining the same; legal, accounting and other professional fees; decorations; and the annual depreciation or amortization over the useful life thereof of costs, including financing costs, incurred for any equipment, device or other capital improvement made or acquired which is either intended as a laborsaving measure or to effect other economies in the operation, maintenance or repair of the Center and said curbs and sidewalks (but only to the extent that the annual benefits anticipated to be realized therefrom are reasonably related to the annual amount to be amortized) or which is required by any Requirement; provided, that the term "Cost of Operation and Maintenance" shall not include (1) Real Estate Taxes, special assessments, franchise taxes or taxes imposed upon or measured by the income or profits of the Landlord, (2) except for depreciation and amortization specifically provided for in this subsection, the cost of any item which is, or should in accordance with good accounting practice be, capitalized on the books of the Landlord, (3) the cost of any electricity furnished to the Premises or any other space in the Center demised to other tenants, (4) the cost of any work or service performed for any tenant of space in the Center (including the Tenant) at such tenant's cost and expense, (5) any costs incurred with respect to any theater or garage located in the Center, (6) management fees, if such fees are in excess of independent management agents' fees customary in the City of New York for first class office buildings, (7) any legal fees, brokerage expenses, advertising expenses or renting commissions incurred in leasing space, (8) any interest on or amortization of any indebtedness of the Landlord for borrowed money, (9) any rent payable under any underlying lease, (10) any cost to the extent that the Landlord is reimbursed for such costs (other than through the payment of rent), (11) the costs of subdivision, layout and finish of any space in the Center performed in connection with the occupancy of such space by a new tenant or in connection with a renewal of a new lease for such space with the existing tenant thereof, (12) any fines or penalties assessed against the Landlord as a result of any governmental authority, (13) any costs incurred by the Landlord as a result of the gross negligence, willful misconduct or wrongful acts of any of its employees, or (14) the cost of any salary payable to, or the cost of any fringe benefits in connection with, the Chairman of the Board, the President, or any Vice President (other than any Senior Vice President in the Operating Division) of the Landlord and their respective secretaries. If during any period for which the Cost of Operation and Maintenance is being computed the Landlord is not for all or any part of such period furnishing any particular work or service (the cost of which if performed by the Landlord would constitute a Cost of Operation and Maintenance) to a portion of the Center due to the fact that such portion is not leased to a tenant or that the Landlord is not obligated to perform such work or service in such portion, then the amount of the Cost of Operation and Maintenance for such period shall be deemed, for the purposes of this Article, to be increased by an amount equal to the additional Cost of Operation and Maintenance which would reasonably have been incurred during such period by the Landlord if it had furnished such work or service.

            (h) "Base Real Estate Taxes" shall mean the R.E. Tax Share of the Real Estate Taxes for the Tax Year beginning on July 1, 1994 and ending on June 30, 1995.

            (i) "Base COM" shall mean the O.E. Share of the Cost of Operation and Maintenance for the Computation Year beginning on January 1, 1994 and ending on December 31, 1994.

      24.4. If the term commencement date shall be a day other than a January 1 or the date fixed for the expiration of the full term of this Lease shall be a day other than December 31, or if there is any abatement of the fixed rent payable under this Lease (other than any abatement under Article One hereof) or any termination of this Lease (other than a Default Termination), or if there is any increase or decrease in the Tenant's Area, then in each such event in applying the provisions of this Article with respect to any Tax Year or Computation Year in which such event occurred, appropriate adjustments shall be made to reflect the result of such event on a basis consistent with the principles underlying the provisions of this Article, taking into consideration
(i) the portion of such Tax Year or Computation Year, as the case may be, which shall have elapsed prior to or after such event, (ii) the rentable area of the Premises affected thereby, and (iii) the duration of such event.

      24.5. The Tenant shall not (and hereby waives any and all rights it may now or hereafter have to) institute or maintain any action, proceeding or application in any court or other body having the power to fix or review assessed valuations, for the purpose of reducing the Real Estate Taxes.

      24.6. In the event the Landlord fails to bill the Tenant for Tenant's share of Real Estate Taxes or Cost of Operation and Maintenance by the time such amounts would otherwise be due and payable hereunder, the Tenant shall pay the amount most recently billed for the item in question, subject to subsequent adjustment to reflect the correct amount due. In the event of an overpayment by the Tenant hereunder, the Landlord shall refund any excess payment made by the Tenant promptly after the correct amount due is determined.

      24.7. When requested by the Tenant within one hundred twenty (120) days following the receipt by it of any Escalation Statement, the Landlord, in substantiation of its determination of the amounts set forth in said Escalation Statement, will furnish to the Tenant such additional information as reasonably may be required for such purpose, and, as may be necessary for the verification of such information; it being expressly understood that (i) the Landlord shall be under no duty to preserve any such records, or any data or material related thereto, beyond such time as shall be its customary practice with respect thereto, and (ii) the Tenant shall covenant and agree to keep such information confidential for its use only for the purposes stated herein. For purposes of this Article, "Escalation Statement" shall mean a final statement setting forth the amount payable by the Tenant or the Landlord, as the case may be, for a specified Computation Year pursuant to this Article.

                               ARTICLE TWENTY-FIVE
                                  Miscellaneous

      25.1. If the Landlord shall consent to the omission or removal of any part of, or the insertion of any door (other than to a public corridor) or other opening in, any wall separating the Premises from other space adjoining the Premises, then (a) the Tenant shall be deemed to have assumed responsibility for all risks (including, without limitation, damage to, or loss or theft of, property) incident to the use of said door or other opening or the existence thereof (unless due to the Landlord's gross negligence or willful misconduct), and shall indemnify and save the Indemnitees harmless from and against any claim, demand or action for, or on account of, any such loss, theft or damage, and (b) upon the expiration or termination of this Lease or any lease of said adjoining space, the Landlord may enter the Premises and close up such door or other opening by erecting a wall to match the wall separating the Premises from said adjoining space, and the Tenant shall pay the reasonable cost thereof and such work may be done during Business Hours and while the Tenant is in occupancy of the Premises and the Tenant shall not be entitled to any abatement of fixed rent or other compensation on account thereof; provided, that nothing shall be deemed to vest the Tenant with any right or interest in, or with respect to, said adjoining space, or the use thereof, and the Tenant hereby expressly waives any right to be made a party to, or to be served with process or other notice under or in connection with, any proceeding which may hereafter be instituted by the Landlord for the recovery of the possession of said adjoining space.

      25.2. Without incurring any liability to the Tenant, the Landlord may permit access to the Premises and open the same, whether or not the Tenant shall be present, upon demand of any receiver, trustee, assignee for the benefit of creditors, sheriff, marshal or court officer entitled to, or reasonably purporting to be entitled to, such access for the purpose of taking possession of, or removing, the Tenant's property or for any other purpose (but this provision and any action by the Landlord hereunder shall not be deemed a recognition by the Landlord that the person or official making such demand has any right or interest in or to this Lease, or in or to the Premises), or upon demand of any representative of the fire, police, building, sanitation or other department of the city, state or federal government.

      25.3. If an excavation shall be made upon any land adjacent to the Building, or shall be authorized to be made, the Tenant shall afford to the person causing or authorized to cause such excavation a license to enter upon the Premises for the purpose of doing such work as said person shall deem necessary to preserve the Building from injury or damage, all without any claim for damages or indemnity against the Landlord or diminution or abatement of rent.

      25.4. The Tenant shall not be entitled to exercise any right of termination or other option granted to it by this Lease at any time when the Tenant is in default beyond any applicable notice and grace periods under this Lease. With respect to any such exercise, time shall be of the essence.

      25.5. The headings of the Articles of this Lease are for convenience only and are not to be considered in construing said Articles.

      25.6. As used in this Section, the term "facility" means stores, restaurants, cafeterias, rest rooms, and any other facility of a public nature in the Building. The Tenant will not discriminate by segregation or otherwise against any person or persons because of race, creed, color, sex (except as appropriate in the case of rest rooms) or national origin in furnishing, or by refusing to furnish, to such person or persons the use of any facility in the Premises, including any and all services, privileges, accommodations, and activities provided thereby. The Tenant's noncompliance with the provisions of this Section shall constitute a material breach of this Lease. In the event of such noncompliance, the Landlord may take appropriate action to enforce compliance, may terminate this Lease in accordance with the provisions of this Lease, or may pursue such other remedies as may be provided by law. In the event of termination, the Tenant shall be liable to the Landlord for damages in accordance with the provisions of this Lease.

      25.7. If the Tenant holds-over in the Premises after the expiration or termination of this Lease without the consent of the Landlord, the Tenant shall:

            (a) pay as hold-over rental for each month of the hold-over tenancy an amount equal to the greater of (i) one and one-half times the fair market rental value of the Premises for such month (as reasonably determined by Landlord) or (ii) one and one-half times the Rent which Tenant was obligated to pay for the month immediately preceding the expiration or termination of this Lease;

            (b) be liable to the Landlord for (i) any payment or rent concession which Landlord may be required to make to any tenant obtained by the Landlord for all or any part of the Premises (a "New Tenant") in order to induce such New Tenant not to terminate its lease by reason of the holding-over by the Tenant and (ii) the loss of the benefit of the bargain if any New Tenant shall terminate its lease by reason of the holding-over by the Tenant; and

            (c) indemnify the Landlord against all claims for damages by any New Tenant.

      No holding-over by the Tenant, nor the payment to the Landlord of the amounts specified above, shall operate to extend the term of this Lease.

      25.8. Any obligation of the Landlord or the Tenant which by its nature or under the circumstances can only be, or by the provisions of this Lease may be, performed after the expiration or earlier termination of this Lease, and any liability for a payment which shall have accrued to or with respect to any period ending at the time of such expiration or termination, unless expressly otherwise provided in this Lease, shall survive the expiration or earlier termination of this Lease.

      25.9. If any provision of this Lease or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such provision to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby, and each provision of this Lease shall be valid and be enforced to the fullest extent permitted by law.

      25.10. Notwithstanding anything to the contrary herein contained, no term or provision of this Lease which may be or become inconsistent with the provisions of Section 9-1.1 of the Estates, Powers and Trusts Law of the State of New York, or any successor thereto in effect during the term of this Lease, shall be operative following twenty-one years after the death of the last to die of those descendants of John D. Rockefeller, Sr. in being on the date of this Lease.

      25.11. It is the intention of the Landlord and the Tenant to create the relationship of landlord and tenant, and no other relationship whatsoever, and nothing herein shall be construed to make the Landlord and the Tenant partners or joint venturers, or to render either party hereto liable for any of the debts or obligations of the other party.

      25.12. The Landlord and the Tenant acknowledge that (i) improvements (including Fixtures) made or installed by the Tenant in the Premises do not constitute consideration for the granting of this Lease to the Tenant and (ii) there has been no adjustment in the fixed or additional rent payable under this Lease on account of such improvements (including Fixtures).

      25.13. If there is any payment required to be made by the Tenant under this Lease for which no time period is stated within which the payment must be made, such payment shall be made within thirty (30) days after demand by the Landlord.

                               ARTICLE TWENTY-SIX
                                    Security

      26.1. The Tenant shall at all times maintain on deposit with the Landlord cash in the amount of $131,502.00 as security for the full and faithful keeping, observance and performance of all of the provisions of this Lease provided to be kept, observed or performed by the Tenant (expressly including, without being limited to, the payment as and when due of the Rent and any other sums or damages payable by the Tenant under this Lease) and the payment of any and all other damages for which the Tenant shall be liable by reason of any act or omission contrary to any of said provisions. If the Landlord invests the deposit, any interest earned thereon, less the Landlord's reasonable administrative fee associated with holding and investing the deposit (which in no event shall exceed one-half of one percent (.5%)), shall be deemed added to the deposit to be held as additional security hereunder and shall be treated the same as the initial deposit. If at any time the Tenant shall be in default in the payment of any Rent and/or any other sums or damages or shall otherwise be in default in the keeping, observance or performance of any of the provisions of this Lease, then at the Landlord's election, the cash on deposit with it as aforesaid may be applied by the Landlord to the payment of the Rent, other sums or damages in respect to which the Tenant is so in default and/or, if the Tenant is otherwise in default in the keeping, observing or performing as aforesaid of any of the provisions of this Lease, said cash on deposit may be applied by the Landlord to the payment of such costs and expenses as the Landlord shall incur in curing any such default without relieving the Tenant of its obligation to the extent such amount applied is inadequate. If at any time the Landlord is required to return or repay to the Tenant, for any reason in connection with the bankruptcy or insolvency of the Tenant, any fixed rent, additional rent and/or any other sums paid by the Tenant to the Landlord under the Lease, then, at the Landlord's election, the security may be applied by the Landlord to offset such return or repayment. If as a result of any such application, the amount of cash on deposit with the Landlord shall at any time be less than that hereinabove specified, the Tenant shall forthwith deposit with the Landlord additional cash in an amount equal to the deficiency. If, at the expiration or earlier termination of this Lease, all of said Rent other sums or damages, costs and expenses shall have been paid by the Tenant to the Landlord and the Tenant shall not be in default in the keeping, observance or performance of any other provision of this Lease, then the Landlord shall return to the Tenant all, or such part of the cash, if any, then on deposit with the Landlord pursuant to this Section 26.1.

      26.2. In lieu of maintaining on deposit with the Landlord cash as aforesaid, the Tenant may maintain with the Landlord a clean, unconditional irrevocable letter of credit issued by a New York clearing house bank in the amount of $131,502.00 drawable upon by the Landlord, either in partial draws or in one full draw, at any time when cash on deposit with it as aforesaid might and to the extent could have been applied by the Landlord pursuant to the first paragraph of this Article upon the delivery to said bank of the Landlord's certificate to such effect, and otherwise containing terms and conditions satisfactory to the Landlord. The Landlord shall use any amount so drawn in accordance with said first paragraph. If at any time the sum of the amount drawable pursuant to said letter of credit plus any cash on deposit with the Landlord pursuant to this Article shall be less than the amount of $131,502.00, the Tenant agrees forthwith to deposit with the Landlord a new letter of credit complying herewith or cash equal to such deficiency.

      26.3. If any letter of credit so maintained with the Landlord provides that the amount drawable pursuant to said letter of credit shall cease to be available on a date prior to November 30, 2004, the Tenant shall, at least 30 days prior to the date specified in said letter of credit as being the date on which such drawable amount will cease to be available, either furnish to the Landlord a renewal or extension of said letter of credit, a new letter of credit complying herewith, or deposit with the Landlord such amount of cash as shall, when added to any cash then on deposit with the Landlord, equal the amount of $131,502.00. Failure to comply with the provisions of the preceding sentence prior to the commencement of said 30-day period shall be deemed to be a default under this Lease and the Landlord may, at any time during said 30-day period, draw upon such letter of credit and retain as security hereunder the amount so drawn.

      26.4. All amounts deposited by the Tenant with the Landlord pursuant to this Article shall, at all times prior to their application as provided in this Article, be maintained on deposit by the Landlord in an interest bearing account in a federally insured (a) commercial bank, (b) savings bank or (c) savings and loan association, and, so long as the Tenant is not in default in the due keeping, observance or performance of any of the terms and conditions of this Lease, the Landlord will remit the interest accrued thereon to the Tenant at least once each year.

                              ARTICLE TWENTY-SEVEN
                              Brokerage Commission

      27.1. The Tenant represents that the only broker with which it has dealt in connection with this Lease is Rockefeller Center Management Corporation. The Tenant shall indemnify and save harmless the Indemnitees from and against all liability, claims, suits, demands, judgments, costs, interest and expenses (including reasonable counsel fees and disbursements incurred in the defense thereof) to which the Indemnitees may be subject or suffer by reason of any claim made by any person, firm or corporation other than the aforementioned broker for any commission, expense or other compensation as a result of the execution and delivery of this Lease or the demising of the Premises by the Landlord to the Tenant pursuant to this Lease.

      27.2. The Landlord shall pay any brokerage commission due to Rockefeller Center Management Corporation by reason hereof pursuant to the provisions of a separate agreement, if any.

                              ARTICLE TWENTY-EIGHT
                                 Quiet Enjoyment

      28.1. If, and so long as, the Tenant performs each and every provision in this Lease on the part of the Tenant to be performed, the Tenant shall quietly enjoy the Premises without hindrance or molestation by the Landlord or by any other person lawfully claiming the same, subject, however, to the provisions of this Lease and to the Qualified Encumbrances.

                               ARTICLE TWENTY-NINE
                              Hazardous Substances

      29.1. The Tenant shall not (i) cause or permit to be brought to the Building, the Land or the Center any hazardous substances, (ii) cause or permit the storage or use of hazardous substances in any manner not permitted by any Requirements applicable to the Land, the Building or the Premises or any part thereof, to the Tenant's use thereof or to the Tenant's observance of any provision of this Lease, or (iii) cause or permit the escape, disposal or release of any hazardous substances on or in the vicinity of the Building, Land or Center; provided, that nothing herein shall prevent the Tenant's use of any hazardous substances customarily used in the ordinary course of office work if such use is for such ordinary course of office work and is in accordance with all Requirements applicable to the Land, the Building or the Premises or any part thereof, to the Tenant's use thereof or to the Tenant's observance of any provision of this Lease.

      29.2. "Hazardous substances" are (i) any "hazardous wastes" as defined by the Resource, Conservation and Recovery Act of 1976 (42 U.S.C. Section 6901 et seq.), as amended, and regulations promulgated thereunder; (ii) any "hazardous, toxic or dangerous waste, substance or material" specifically defined as such in (or for purposes of) the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (42 U.S.C. Section 9601 et seq.) as amended, and regulations promulgated thereunder; and (iii) any hazardous, toxic or dangerous chemical, biological or other waste, substance or material as defined in any so-called "superfund" or "superlien" law or any other federal, state or local statute, law, ordinance, code, rule, regulation, order or decree regulating, relating to or imposing liability or standards of conduct concerning such waste, substance or material; including, without limiting the generality of the foregoing, asbestos, radon, urea formaldehyde, polychlorinated biphenyls, and petroleum products including gasoline, fuel oil, crude oil and various constituents of such products. Without limiting the generality of Section 6.1(j) hereof, the Tenant agrees that the covenants and warranties contained in this Article are included within the matters as to which the Indemnitees shall be indemnified pursuant to said Section 6.1(j).

      29.3. The covenants contained in this Article shall survive the expiration or earlier termination of this Lease.

                                 ARTICLE THIRTY
                                 Work by Tenant

      30.1. The Tenant shall, not less than thirty (30) days prior to the term commencement date, submit to the Landlord, for the Landlord's review and consent, complete architectural, electrical and mechanical working drawings and specifications and sample boards showing the proposed renovation of the Premises (herein called "the Work Area") as desired by the Tenant and in keeping with the landmark status of, and consistent with the design, construction and equipment of the Building and the Center and in conformity with its standards, all in such form and in such detail as may be reasonably required by the Landlord. In the event the Tenant removes, or materially alters fifty percent (50%) or more of the ceiling area in the Work Area in connection with such renovation, the Tenant shall provide and install a sprinkler system for the Work Area in full compliance with Local Law 5/1973, as amended (hereafter "Local Law 5"); except for the sprinkler tap to the Premises and the sprinkler loop therein, both of which shall be provided and installed by the Landlord after the term commencement date, and otherwise subject to Article Two, at the Landlord's sole cost and expense. The working drawings, specifications and sample boards to be submitted to the Landlord as aforesaid shall be prepared by a competent architect licensed in the State of New York (in consultation with a competent engineer licensed in the State of New York where required by the nature of the work), reasonably satisfactory to the Landlord, who shall be engaged by the Tenant and who, at the Tenant's expense, shall furnish all architectural and engineering services necessary, including, without limitation, hydraulic calculations, for the preparation of said working drawings, specifications and sample boards and in connection with securing the aforesaid consent thereof by the Landlord and with the securing by the Tenant of such consents as by reason of the nature of the work shown on said working drawings, specifications and sample boards, may be required from the Department of Buildings of the City of New York and any other governmental or quasi-governmental authorities, including, without limitation, Landmarks Preservation Commission of the City of New York.

      30.2. If the Landlord shall not consent to any working drawing, specification or sample board as submitted by the Tenant, the Landlord shall with reasonable promptness, but in any event within twenty (20) business days of the Landlord's receipt of such drawings or specifications, notify the Tenant thereof and of the particulars of such revisions therein as are reasonably required by the Landlord for the purpose of obtaining its said consent and as promptly as reasonably possible after being so informed by the Landlord, the Tenant shall submit to the Landlord, for the Landlord's consent (which consent shall not be unreasonably withheld or delayed), a working drawing, specification or sample board, as the case may be, incorporating such revisions or incorporating such modifications thereto as are suggested by the Tenant and approved by the Landlord (said working drawings and specifications, as so consented to, being herein called "the Working Drawings"). Any such consent by the Landlord shall not be deemed to be a representation or warranty that the same is properly designed to perform the function for which it is intended or complies with any applicable Requirement, but only that the work required thereby is compatible with the design and structure of the Building.

      30.3. Such renovation shall be performed in accordance with, and subject to all of the terms and conditions of this Lease (including, but not limited to, subparagraph (e) of Section 6.1 hereof except that the Tenant shall not be obligated to pay to the Landlord the Landlord's charges for supervising such renovation). Upon the consent by the Landlord of the Working Drawings, the Tenant shall proceed with due dispatch to cause the work as shown on such Working Drawings to be completed at the Tenant's sole cost and expense.

      30.4. The workmen and the contractors performing the work and the manner, terms and conditions upon which the same is performed shall be satisfactory to and approved by the Landlord and such workmen and contractors shall be approved or disapproved by the Landlord within the same time and in the same manner as the Landlord approves or disapproves the Working Drawings. The work shall at all times comply with (a) all applicable Requirements having jurisdiction with respect thereto, and (b) with the reasonable rules, regulations and guidelines of the Landlord pertaining to the performance thereof.

      30.5. Within thirty (30) days after substantial completion of the work, the Tenant shall deliver to the Landlord (i) copies of paid receipts certified by an officer of the Tenant, (ii) general releases and waivers of lien from all consultants, contractors, subcontractors and materialmen involved in the performance of the work and the materials furnished in connection therewith,
(iii) a certificate from the Tenant's architect certifying that the work has been completed in accordance with this Lease, all applicable rules and regulations of the Landlord, all Requirements and the Working Drawings, and (iv) record drawings and specifications of the Premises reflecting the renovation as provided in clause (iv), subparagraph (e) of Section 6.1. Notwithstanding the foregoing, but in all events subject to the Tenant's obligation to keep the Premises and the Building free of liens, the Tenant shall not be required to deliver to the Landlord any general release or waiver of lien, as required by the preceding sentence, if the Tenant shall be disputing in good faith the payment which would otherwise entitle the Tenant to such release or waiver, provided that the Tenant shall keep the Landlord advised in a timely fashion of the status of any such dispute and the basis therefor and the Tenant shall deliver to the Landlord the general release or waiver of lien when any such dispute is settled.

      30.6. The Landlord agrees that upon receipt by it of evidence satisfactory to it (as provided in Section 30.5. above) of the completion of such work in a manner reasonably satisfactory to the Landlord, and upon the furnishing by the Tenant to the Landlord of the evidence (as provided in Section 30.5. above) of the payment therefor by the Tenant, the Landlord shall reimburse to the Tenant the lesser of (i) the payment of the actual cost of such work, or (ii) $75,000.00.

                               ARTICLE THIRTY-ONE
                                   Sprinklers

      31.1. If during the initial renovation of the Work Area the Tenant does not remove or materially alter the ceiling as described in Section 30.1. hereof and provide and install a sprinkler system in the Work Area as provided therein, then, in the event the Tenant at anytime thereafter during the term of this Lease removes or materially alters fifty percent (50%) or more of the ceiling in the Work Area, the Tenant shall provide and install a sprinkler system for the Work Area. Such installation shall be performed in accordance with and subject to all of the terms and conditions of this Lease (including but not limited to Article Six hereof). The Landlord will, subject to Article Two, be responsible for providing and installing a sprinkler tap to the Work Area and a sprinkler loop therein, at its sole cost and expense which sprinkler tap and loop shall be connected to the Building's base building water supply system.

      31.2. The Tenant agrees to permit the Landlord to enter the Work Area in order to install the sprinkler tap and sprinkler loop and the Landlord may do such work during Business Hours while the Tenant is in occupancy of the Work Area. The Tenant shall not be entitled to any abatement of fixed rent or other compensation by reason thereof.

                               ARTICLE THIRTY-TWO
                           Asbestos Removal by Tenant

      32.1. The Landlord shall, prior to the term commencement date, cause to be conducted at its cost and expense, by a licensed inspector selected by the Landlord an inspection for the purpose of detecting the presence of asbestos in the Work Area. Upon the completion of such inspection the Landlord shall submit a copy of the inspection report to the Tenant.

      32.2. In the event that the asbestos inspection report indicates that asbestos removal is required, the Tenant shall submit to the Landlord, for the Landlord's approval, complete specifications detailing the proposed asbestos removal from the Work Area, consistent with the design, construction and equipment of the Building and in conformity with its standards, all in such form and in such detail as may be reasonably required by the Landlord. In no event shall any such specifications include removal of asbestos from the Building's core or perimeter, from behind perimeter heating units or from shafts, columns, beams or wet stacks, if any. The specifications to be submitted to the Landlord as aforesaid shall be prepared by a competent engineer licensed in the State of New York, reasonably satisfactory to the Landlord, who shall be engaged by the Tenant and who, at the Tenant's expense, shall furnish all architectural and engineering services necessary for the preparation of said specifications and in connection with securing the aforesaid approval thereof by the Landlord and with the securing by the Tenant of such approvals as by reason of the nature of the work shown on said specifications, may be required from the Department of Buildings of the City of New York and any other governmental authorities. The Tenant shall furnish three estimates from qualified contractors of the proposed cost of the asbestos removal along with the specifications licensed in the State of New York to perform such asbestos removal.

      32.3. Should the Landlord not accept any estimate or specifications as submitted by the Tenant, the Landlord shall, with reasonable promptness, notify the Tenant thereof and of the particulars of such revisions therein as are reasonably required by the Landlord for the purpose of obtaining its said approval and as promptly as reasonably possible after being so informed by the Landlord the Tenant shall submit to the Landlord, for the Landlord's approval (which approval shall not be unreasonably withheld), a revised estimate acceptable to the Landlord and/or a specification, as the case may be, incorporating such revisions or incorporating such modifications thereto as are suggested by the Tenant and approved by the Landlord (said specifications, as so approved, being herein called "the Specifications"). Any such approval by the Landlord shall not be deemed to be a representation or warranty that the same is properly designed to perform the function for which it is intended or complies with any Requirements, but only that the work required thereby will not interfere with the systems of the Building and is compatible with the design and structure of the Building.

      32.4. Such removal shall be performed in accordance with, and subject to all of the terms and conditions of this Lease (including, but not limited to, Article Six hereof). Upon the approval by the Landlord of the Specifications and the revised estimate, the Tenant shall proceed with due dispatch to cause the work as shown on such approved Specifications to be properly supervised, monitored and completed at the Tenant's sole cost and expense.

      32.5. The Landlord agrees that upon receipt by it of evidence satisfactory to it of the completion of such work by the Tenant in a manner satisfactory to the Landlord and upon the furnishing by the Tenant to the Landlord of (i) the discharge of any lien filed in connection with such work, and (ii) certificates issued by a licensed independent testing laboratory (other than the entity performing the asbestos removal) indicating the satisfactory removal of asbestos; the Landlord shall reimburse to the Tenant that amount which is the lesser of (a) the estimate as approved by the Landlord, subject to any change orders approved by the Landlord, or (b) the actual cost to the Tenant of such work.

                              ARTICLE THIRTY-THREE
                              Termination by Tenant

      33.1. The Tenant may, effective as of September 30, 1999, elect to terminate this Lease and the term and estate hereby granted (the "Termination Date"), by giving to the Landlord notice thereof on or prior to September 30, 1998, as to which date time is of the essence. The Tenant shall also be required in connection with such termination to make a Termination Payment to the Landlord concurrent with the giving of such notice. For purposes of this Article, "Termination Payment" shall mean $628,346.25.

      33.2. In the event of the giving of such notice and the making as aforesaid of the Termination Payment, this Lease and the term and estate hereby granted (unless the same shall have expired sooner pursuant to any of the other conditions of limitation or provisions of this Lease or pursuant to law) shall terminate on the Termination Date with the same effect as if the Termination Date were the date hereinbefore specified for the expiration of the full term granted by this Lease. The Tenant shall terminate its occupancy of the Premises not later than the Termination Date and the fixed rent hereunder shall be apportioned as of such date.

      33.3. With respect to the foregoing termination, the Tenant shall complete and timely submit all returns and questionnaires relating to New York City and State real property transfer tax laws and any other applicable real property transfer or gains tax laws (the taxes which are the subject of such laws are hereinafter collectively called "Transfer Taxes"). The Tenant shall timely pay all Transfer Taxes, if any, and shall deliver evidence, reasonably acceptable to the Landlord, of such payment simultaneously to the Landlord. The Tenant shall indemnify and hold harmless the Landlord from all losses, liabilities, interest, judgments, suits, demands, damages, costs and expenses (including attorneys' fees and disbursements incurred in the defense thereof) which the Landlord may incur by reason of the Tenant's failure to complete and timely submit any and all Transfer Tax returns and questionnaires and/or the Tenant's failure to timely pay any and all Transfer Taxes. The provisions of this paragraph shall survive the expiration of the Lease.

                               ARTICLE THIRTY-FOUR
                                   Extra Space

      34.1. The parties agree and understand that all of the space on the 24th and 26th floors of the Building (all or any part of such space hereinafter called an "Extra Space") is currently vacant. After the Landlord completes the initial leasing of all or any part of the Extra Space, and if this Lease shall at the time be in full force and effect and the term hereof shall not have expired or terminated, the Landlord will not enter into a lease with any other person, firm or corporation covering the demise of any Extra Space until a period of thirty (30) days shall have elapsed after the Landlord shall have notified the Tenant that such Extra Space is or will be available for leasing. The Landlord agrees that, if so requested by the Tenant, it will negotiate in good faith with the Tenant during said period of thirty (30) days for the leasing of such Extra Space to the Tenant upon terms mutually satisfactory to the Landlord and the Tenant, which shall, with the exception of the financial terms, be substantially the terms and conditions of this Lease. If such mutually satisfactory terms with respect to any Extra Space have not been agreed to by the Landlord and the Tenant in a written agreement, fully executed and unconditionally delivered by both parties by the end of such period of thirty
(30) days, then the Landlord shall have no further obligation to the Tenant with respect to such Extra Space.

      34.2. Notwithstanding anything hereinbefore contained to the contrary, the Extra Space shall not be deemed to be available for leasing to the Tenant if (i) the Landlord renews or extends, in whole or in part, the then existing lease covering the Extra Space or leases all or any part of the Extra Space to the then present lessee of the Extra Space, or (ii) the Extra Space has been previously offered to the Tenant and the Tenant has not exercised such option or the Landlord and the Tenant failed to achieve mutually satisfactory terms with respect to a prior offer of the Extra Space.

                               ARTICLE THIRTY-FIVE
                               Assignment of Lease

      35.1. In connection with a one time only bona fide sale of the Tenant's business, an assignment of this Lease by the Tenant, to a person, firm or corporation (herein called the "Assignee"), shall not be deemed a violation of Article Seven hereof, provided that:

                  (a) the Tenant shall notify the Landlord of the name of the proposed Assignee, such information as to the proposed Assignee's business, financial responsibility and standing as the Landlord may reasonably require. Such Assignee shall be, in the Landlord's reasonable judgment, of a character as is in keeping with the standards in those respects for the Building; and

      (b) the Landlord shall approve such assignment or transfer, which approval will not be unreasonably withheld or delayed upon the express conditions that:

            (I) such Assignee shall have the financial resources necessary to meet its obligation under the Lease and the Assignee shall supply such financial information to the Landlord as may be reasonably necessary for the Landlord to determine the same and if, in the Landlord's reasonable judgment, the Assignee does not have the necessary financial resources, then the Landlord reserves the right to require the posting of such security or guarantee as the Landlord deems reasonably necessary to secure the obligations under this Lease;

            (II) the Tenant, as assignor, and the Assignee will execute and deliver to the Landlord an agreement in form and substance satisfactory to the Landlord whereby the Tenant shall be released from its obligations under the Lease and the Assignee shall agree to be bound by and upon all of the terms and conditions set forth in this Lease, and for which the Tenant shall pay to the Landlord a reasonable processing charge, not to exceed $2,500.00; and

            (III) the Tenant and the Assignee shall agree that the Assignee shall not, without the prior approval of the Landlord pursuant to this Article, further assign or transfer the Lease or the Premises or any part thereof.

                            (Continued on next page)

      In Witness Whereof, the Landlord and the Tenant have duly executed this Lease as of the day and year first above written.


                                     ROCKEFELLER CENTER PROPERTIES
                                     By: ROCKEFELLER CENTER MANAGEMENT
                                     CORPORATION, its Agent

                                     By:
                                       -------------------------------
                                                        Vice President

Attest:


-----------------------------------
                Assistant Secretary


                                     John A. Levin & Co., Inc.

                                     By: John A. Levin
                                       -------------------------------
                                                             President

      Attest:

      /s/ Carol L. Novak
      --------------------------------
                             Secretary

                             RULES AND REGULATIONS

      1. The rights of the Tenant in the sidewalks, entrances, corridors, stairways, elevators and escalators of the Building are limited to ingress to and egress from the Premises for any Tenant Party, and the Tenant shall not invite to the Premises, nor permit the visit thereto by, persons in such numbers or under such conditions as to interfere with the use and enjoyment by others of the sidewalks, entrances, corridors, stairways, elevators, escalators or any other facilities of the Building. Fire exits and stairways are for emergency use only, and they shall not be used for any other purpose by any Tenant Party. The Landlord shall have the right to regulate the use of and operate the public portions of the Building, as well as portions furnished for the common use of the tenants, in such manner as it deems best for the benefit of the tenants generally.

      2. The Landlord may refuse admission to the Building outside of Business Hours to any person not having a pass issued by the Landlord or not properly identified, and may require all persons admitted to or leaving the Building outside of Business Hours to register. Any person whose presence in the Building at any time shall, in the judgment of the Landlord, be prejudicial to the safety, character, reputation and interests of the Building or of its tenants may be denied access to the Building or may be ejected therefrom. In case of invasion, riot, public excitement or other commotion the Landlord may prohibit all access to the Building during the continuance of the same, by closing doors or otherwise, for the safety of the tenants or protection of property in the Building. The Landlord shall, in no way, be liable to the Tenant for damages or loss arising from the admission, exclusion or ejection of any person to or from the Premises or the Building under the provisions of this rule. The Landlord may require any person leaving the Building with any package or other object to exhibit a pass from the tenant from whose Premises the package or object is being removed, but the establishment or enforcement of such requirement shall not impose any responsibility on the Landlord for the protection of the Tenant against the removal of property from the Premises of the Tenant.

      3. The Tenant shall not obtain or accept for use in the Premises ice, drinking water, food, beverage, towel, linen, uniform, barbering, bootblacking or similar or related services from any persons not authorized by the Landlord to furnish such services. Such services shall be furnished only at such hours, in such places within the Premises and under such regulations as may be fixed by the Landlord.

      4. Where any damage to the public portions of the Building or to any portions used in common with other tenants is caused by any Tenant Party, the cost of repairing the same shall be paid by the Tenant upon demand.

      5. Except in the case of a shop, no lettering, sign, advertisement, trademark, emblem, notice or object shall be displayed in or on the windows or doors, or on the outside of the Premises, or at any point inside the Premises where the same might be visible outside the Premises, except that the name of the Tenant may be displayed on the entrance door of the Premises, subject to the approval of the Landlord as to the location, size, color and style of such display. The inscription of the name of the Tenant on the door of the Premises shall be done by the Landlord and the expense thereof shall be paid by the Tenant to the Landlord.

      6. No awnings or other projections of any kind over or around the windows or entrances of the Premises shall be installed by the Tenant, and only such window blinds and shades as are approved by the Landlord shall be used in the Premises. Linoleum, tile or other floor covering shall be laid in the Premises only in a manner approved by the Landlord.

      7. The Landlord shall have the right to prescribe the weight and position of safes and other objects of excessive weight, and no safe or other object whose weight exceeds the lawful load for the area upon which it would stand shall be brought into or kept upon the Premises. If, in the judgment of the Landlord, it is necessary to distribute the concentrated weight of any safe or heavy object, the work involved in such distribution shall be done in such manner as the Landlord shall determine and the expense thereof shall be paid by the Tenant. The moving of safes and other heavy objects shall take place only upon previous notice to, and at times and in a manner approved by, the Landlord, and the persons employed to move the same in and out of the Building shall be acceptable to the Landlord. No machines, machinery or electrical or electronic equipment or appliances of any kind shall be placed or operated so as to disturb other tenants. Freight, furniture, business equipment, merchandise and packages of any description shall be delivered to and removed from the Premises only in the freight elevators and through the service entrances and corridors, and only during hours and in a manner approved by the Landlord.

      8. No noise, including the playing of any musical instrument, radio or television, which, in the judgment of the Landlord, might disturb other tenants in the Building, shall be made or permitted by the Tenant. No animal shall be brought into or kept in the Building or the Premises. No dangerous, inflammable, combustible or explosive object or material shall be brought into or kept in the Building by the Tenant or with the permission of the Tenant, except as permitted by law and the insurance companies insuring the Building or the property therein. The Tenant shall not cause or permit any odors of cooking or other processes, or any unusual or other objectionable odors, to permeate in or emanate from the Premises. Any cuspidors or containers or receptacles used as such in the Premises, shall be emptied, cared for and cleaned by the Tenant.

      9. No additional locks or bolts of any kind shall be placed upon any of the doors or windows in the Premises and no lock on any door shall be changed or altered in any respect. Duplicate keys for the Premises and toilet rooms shall be procured only from the Landlord, and the Tenant shall pay to the Landlord the Landlord's reasonable charge therefor. Upon the expiration or termination of the Lease, all keys of the Premises and toilet rooms shall be delivered to the Landlord.

      10. All entrance doors in the Premises shall be left locked by the Tenant when the Premises are not in use. No door (other than a door in an interior partition of the Premises) shall be left open at any time.

      11. The Landlord reserves the right to rescind, alter or waive any rule or regulation at any time prescribed by the Landlord when, in its judgment, it deems it necessary, desirable or proper for its best interest or for the best interests of the tenants, and no recision, alteration or waiver of any rule or regulation in favor of one tenant shall operate as a recision, alteration or waiver in favor of any other tenant. The Landlord shall not be responsible to the Tenant for the nonobservance or violation by any other tenant of any of the rules or regulations at any time prescribed by the Landlord.

      12. The Tenant shall promptly notify the Landlord of any inspection of the Premises by governmental agencies having jurisdiction over matters involving health or safety.

      13. The Tenant shall be responsible for maintaining the Premises rodent and insect free. Extermination services shall be provided by the Tenant on a monthly basis and additionally as required by the Landlord.

      14. All food storage areas shall be adequately protected against vermin entry by a contractor approved in advance by the Landlord.

      15. Drain pipes shall be kept free of obstructions and operable at all times.

      16. Exit signs shall be illuminated, and other exit identification shall be operable, at all times.

      17. Emergency lighting, including battery components, shall be in good working condition at all times.

                                    EXHIBIT B

                             CLEANING SPECIFICATIONS

GENERAL

            All hard surface flooring to be dust mopped nightly. All other floor maintenance shall be done at Tenant's expense.

            All carpeting and rugs to be carpet swept nightly and vacuumed twice monthly.

            Hand dust nightly all furniture tops and exposed surfaces of shelves, ledges and bookcases within reach.

            Empty and wipe clean all wastebaskets nightly and remove the contents thereof from the Premises.

            Empty and wipe clean all ash trays and screen all sand urns nightly.

            Wash clean all water fountains and coolers nightly.

            Dust all door and other ventilating louvers within reach, as necessary.

            Dust all telephones as necessary.

            Sweep all private stairway structures nightly.

            All windows are to be washed approximately five times per year.

            Do all high dusting approximately once every three months, namely:

                        Dust all pictures, frames, charts, graphs and similar
                  wall hangings not reached in nightly cleaning.

                        Dust clean all vertical surfaces, such as walls,
                  partitions, doors and bucks and other surfaces not reached in nightly cleaning.

                        Dust clean all pipes, ventilating and conditioning
                  louvers, ducts, diffusers, high mouldings and other high areas not reached in nightly cleaning.

                        Dust all lighting fixtures, including exterior surfaces
                  of diffusers and enclosures.

                        Dust all venetian blinds.

CORE LAVATORIES

            Sweep and wash all lavatory floors nightly, using disinfectants.

            Wash and disinfect all basins, bowls and urinals nightly.

            Wash and disinfect all toilet seats nightly.

            Hand dust and clean, washing where necessary, all partitions, tile walls, dispensers and receptacles in all lavatories and restrooms nightly.

            Empty paper towel receptacles and transport wastepaper from the Premises nightly.

            Fill toilet tissue holders nightly (tissue to be furnished by Landlord).

            Empty sanitary disposal receptacles nightly.

            Wash interior of wastecans and receptacles at least once a week.

            If core lavatory is within Tenant's space, the soap and towel dispenser will be filled at Tenant's direction at Tenant's expense. If core lavatory is on a public corridor, the soap and towel dispenser will be maintained by Landlord.

PUBLIC AND CORE AREAS AND ELEVATORS

            Dust mop all floors nightly and wash once a week. Spray buff resilient tile flooring on a semi-monthly schedule.

            Inspect, maintain and keep clean firehoses, extinguishers and similar equipment as necessary.

            Spot wash wall of corridors and public stairways as necessary.

            Empty and screen all cigarette urns daily.

            Mop floor in public stairwells once per week.

            Dust elevator doors and frames, and Building directories as required.

                                    *********

      "Nightly", as used herein, shall be exclusive of Saturdays, Sundays and holidays.

      "Holidays", as used herein, shall mean any day which is specified as a holiday for all union members in the applicable building service union agreement (as distinguished from days which are specified as holidays in such union agreement on an individual basis such as a member's birthday or a death of a relative).

                                    EXHIBIT C

                               Consent to Sublease

      ROCKEFELLER CENTER PROPERTIES, a partnership, having an office at No. 1230 Avenue of the Americas, New York, N.Y. 10020 (herein called "the landlord"), hereby consents to the subletting by (herein called "the Tenant"), to (herein called "the Subtenant"), of a portion not exceeding square feet of rentable area of the premises on the Floor of the Building known as in Rockefeller Center, in the Borough of Manhattan, New York, N.Y., for a term expiring not later than which premises are now leased and demised by the Landlord to the Tenant by that certain lease dated (said lease, as the same may have been and may hereafter be amended by any indentures or agreements supplemental thereto, is herein called "the Lease'), such consent being subject to and upon the following terms and conditions, to each of which the Tenant and the Subtenant expressly agree:

      (1) Nothing herein contained shall be construed to modify, waive, impair or affect any of the terms or conditions contained in the Lease (except as may be herein expressly provided), or to waive any breach of the Tenant in the due keeping, observance or performance thereof.

      (2) The Tenant shall be and remain liable and responsible for the due keeping, performance and observance throughout the term of the Lease, of all of the terms and conditions therein set forth on the part of the Tenant to be kept, performed and observed and for the payment of the fixed rent, percentage rent (if any), additional rent and all other sums now and/or hereafter becoming payable thereunder, expressly including as such additional rent, any and all charges for any property, material, labor, utility or other services furnished or rendered by the Landlord in or in connection with the premises demised by the Lease, whether for, or at the request of, the Tenant or the Subtenant.

      (3) The sublease to cover the space to be sublet by the Tenant to the Subtenant shall be subject and subordinate at all times to the Lease, and to all of the terms and conditions of the Lease and of this Consent, and the Subtenant shall not do, permit or suffer anything to be done in, or in connection with the Subtenant's use or occupancy of, the portion of the premises so sublet which would violate any of said terms and conditions.

      (4) The Subtenant shall not, without the prior written consent of the Landlord, assign the aforesaid sublease or under-sublet the space so sublet or any part thereof.

      (5) This Consent shall not be construed as a consent by the Landlord to, or as permitting, any other or further subletting by the Tenant.

      (6) The portion of the premises so sublet shall (subject to all of the terms and conditions of the Lease) be used solely for

      (7) Upon the expiration or any earlier termination of the term of the Lease with respect to the portion of the premises so sublet or in case of the surrender of the Lease by the Tenant to the Landlord, the aforesaid sublease and the term and estate thereby granted shall terminate as of the effective date of such expiration, termination or surrender, and the Subtenant shall vacate such portion of the premises on such date.

      (8) A true and complete copy of the aforesaid sublease and a true and complete copy of each amendment thereto shall be delivered to the Landlord within 10 days after the execution and delivery thereof by the parties thereto; it being understood that the Landlord shall not be deemed to be a party to said sublease or any such amendment nor bound by any of the terms or conditions thereof and that neither the execution and delivery of this Consent nor the receipt by the Landlord of a copy of said sublease or a copy of any such amendment shall be deemed to change any provision of this Consent or to be a consent to, or an approval by the Landlord of, any term or condition contained in said sublease or any such amendment.

      IN WITNESS WHEREOF, the parties hereto have cause these presents to be duly executed as of

                                   ROCKEFELLER CENTER PROPERTIES,
                                   By ROCKEFELLER CENTER MANAGEMENT
                                   CORPORATION, its Agent


                                   By
                                     ---------------------------------
Attest:                                                 Vice President
                                                 LANDLORD

-----------------------------
          Assistant Secretary


                                     -----------------------------


                                    By
                                     ---------------------------------
Attest:                                                 Vice President
                                                 TENANT

-----------------------------
          Assistant Secretary


                                     -----------------------------


                                    By
                                     ---------------------------------
Attest:                                                 Vice President
                                                 SUBTENANT

-----------------------------
          Assistant Secretary

                            SECOND AMENDMENT TO LEASE

            This SECOND AMENDMENT TO LEASE, dated as of January 22, 1998 (this "Amendment"), between RCPI TRUST, a Delaware business trust having an office c/o Tishman Speyer Properties, L.P., 45 Rockefeller Plaza, New York, New York 10111 ("Landlord"), and LEVIN MANAGEMENT CO., INC., a Delaware corporation having an office at One Rockefeller Plaza, New York, New York 10020 ("Tenant").

                              W I T N E S S E T H :

            WHEREAS, Landlord's predecessor in interest, Rockefeller Center Properties, and Tenant's predecessor-in-interest, John A. Levin & Co., Inc., entered into that certain Lease, dated December 20, 1993, amended by Supplemental Indenture, dated March 2,1995, and First Amendment to Lease, dated June 23, 1997 (the "First Amendment"), with respect to Space `A' on the 25th Floor (the "25th Floor Premises"), Space `A' on the 10th Floor (the "10th Floor Premises") and Space `Y' on the Subbasement Floor (the "Subbasement Premises") (the 25th Floor Premises, the 10th Floor Premises and the Subbasement Premises collectively, the "Premises") of the building located at One Rockefeller Plaza, New York, New York (the "Building");

            WHEREAS, John A. Levin & Co., formerly known as JALC Subsidiary Corp. ("Guarantor"), executed a certain Guaranty, dated as of June 28, 1996, whereby Guarantor guaranteed all of Tenant's obligations under the Lease; and

            WHEREAS, Landlord and Tenant desire to modify the Original Lease to
(i) extend the term of the Lease with respect to the 25th Floor Premises, (ii) provide for the leasing by Tenant of certain additional space consisting of the entire 19th Floor of the Building, (iii) terminate the Lease with respect to the 10th Floor Premises, and (iv) otherwise modify the terms and conditions of the Original Lease, all as hereinafter set forth (the Original Lease, as modified by this Amendment, the "Lease").

            NOW, THEREFORE, in consideration of the mutual covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Landlord and Tenant agree as follows:

            1. Capitalized Terms; Recitals. All capitalized terms used herein and not otherwise defined in this Amendment shall have the meanings ascribed to them in the Original Lease.

            2. Extension of Term; Rent. (a) The term of the Original Lease with respect to the 25th Floor Premises is hereby extended for the period (the "Extension Period") commencing on October 1, 2004 (the "Extension Period Commencement Date") and ending on the last day of the calendar month in which the day immediately preceding the 10 year anniversary of the 19th Floor Premises Commencement Date (as hereinafter defined) occurs (the "Extended Expiration Date"), or such earlier date upon which the term may expire or be terminated pursuant to any of the conditions of limitation or other provisions of the Lease or pursuant to law upon all of the terms and conditions of the Original Lease, as modified by this Amendment. All references in the Original Lease with respect to the 25th Floor Premises to the expiration date of "September 30, 2004" shall be deemed to be references to the "Extended Expiration Date" and all references to "term" or "term of this Lease" or words of similar import shall be deemed to refer to the term of the Original Lease as extended by the Extension Period.

            (b) The fixed rent payable under the Lease for the Extension Period with respect to the 25th Floor Premises only shall be an amount equal to $763,560.00 per annum ($63,630.00 per month) payable at the times and in the manner specified in the Lease for the payment of Rent.

            (c) During the Extension Period, Tenant shall pay all additional rent payable pursuant to Article Twenty-Four of the Original Lease with respect to the 25th Floor Premises, except that (w) the clause "110% of" in Section 24.1 of the Original Lease shall be deemed to be deleted in both places in which it appears, (x) the clause "110% of" in Section 24.2(b) of the Original Lease shall be deemed to be deleted in both places in which it appears, (y) the term "Base Real Estate Taxes" shall mean the R.E. Tax Share of the Real Estate Taxes for the Tax Year commencing on July 1,1997 and ending on June 30, 1998, and (z) the term "Base COM" shall mean the O.E. Share of the Cost of Operation and Maintenance for the Computation Year commencing on January 1, 1998 and ending on December 31, 1998.

            3. Lease of 19th Floor Premises. (a) Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, the entire 19th Floor of the Building, designated as Space `A', and being more particularly shown on Exhibit A attached hereto (the "19th Floor Premises"), for a term commencing on the date of execution and delivery of this Amendment by Landlord and Tenant (the 19th floor Premises Commencement Date"), and ending on the Extended Expiration
Date, or such earlier date upon which the term may expire or be terminated pursuant to any of the conditions of limitation or other provisions of the Lease or pursuant to law, upon all of the terms and conditions of the Original Lease, as modified by this Amendment. Landlord shall not be liable for failure to deliver possession of the 19th Floor Premises to Tenant on any specified date, and such failure shall not impair the validity of this Amendment. Landlord shall be deemed to have delivered possession of the 19th Floor Premises to Tenant upon the giving of notice by Landlord to Tenant stating that the 19th Floor Premises are vacant, in the condition required under this Amendment, and available for Tenant's occupancy. There shall be no postponement of the 19th Floor Premises Commencement Date for (i) any delay in the delivery of possession of the 19th Floor Premises to Tenant which results from any Tenant Delay (as hereinafter defined) or (ii) any delay by Landlord in the performance of details of construction, decoration and mechanical adjustments, if any, the noncompletion of which do not materially interfere with Tenant's use of the 19th Floor Premises, or which, in accordance with good construction practice, should be completed after the completion of other work to be performed in the 19th Floor Premises (collectively, "Punch List Items") relating to Landlord's 19th Floor Work (as hereinafter defined). The provisions of this Section 3(a) are intended to constitute "an express provision to the contrary" within the meaning of
Section 223-a of the New York Real Property Law or any successor thereto.

            (b) Effective as of the 19th Floor Premises Commencement Date, Tenant shall lease the 19th Floor Premises upon all of the terms and conditions of the Original Lease, except as follows:

                  (i) The fixed rent payable under the Lease shall be increased by an amount equal to (x) $641,840.00 per annum ($53,486.67 per month) for the period commencing on June 1,1998 (the "19th Floor Premises Rent Commencement Date") and ending on the day preceding the 5 year anniversary of the 19th Floor Premises Commencement Date, both dates inclusive, and (y) $722,070.00 per annum ($60,172.50 per month) for the period commencing on the 5 year anniversary of the 19th Floor Premises Commencement Date and ending on the Extended Expiration Date, both dates inclusive.

                  (ii) The 19th Floor Premises shall be deemed to consist of
            16,046 rentable square feet for all purposes of the Lease.

                  (iii) (x) Landlord shall pay to Tenant, toward payment of the cost of the work to be performed by Tenant in connection with Tenant's initial occupancy of the 19th Floor Premises (the "19th Floor Initial Installations"), an amount ("Landlord's Contribution") not to exceed the difference of (A) $802,300.00 less (B) the NPV Differential (as hereinafter defined), provided that as of the date on which Landlord is required to make payment pursuant to this Paragraph 3(b)(iii): (i) the Lease is in full force and effect and
            (ii) no Event of Default then exists. Tenant shall pay all costs of the 19th Floor Initial Installations in excess of Landlord's Contribution. Landlord's Contribution shall be payable solely on account of labor directly related to the 19th Floor Initial Installations and materials delivered to the 19th Floor Premises in connection with the 19th Floor Initial

Installations, except that Tenant may apply up to 5% of Landlord's Contribution to pay "soft costs" incurred in connection with the 19th Floor Initial Installations, which shall be limited to the actual architectural, consulting and engineering fees incurred by Tenant in connection therewith, and Tenant may apply Landlord's Contribution towards overtime freight elevator charges incurred by Tenant in connection with the 19th Floor Initial Installations. Tenant shall not be entitled to receive any portion of Landlord's Contribution not actually expended by Tenant in the performance of the 19th Floor Initial Installations in accordance with this Paragraph 3(b)(iii) nor shall Tenant have any right to apply any unexpended portion of Landlord's Contribution as a credit against Rent or any other obligation of Tenant under the Lease. Following the calculation of the NPV Differential, if it shall be determined that Landlord shall have made an overpayment of Landlord's Contribution, Tenant shall pay to Landlord the amount of such overpayment within 10 days after the amount due is determined. For purposes hereof, "NPV Differential" shall mean the positive difference, if any, of (x) the net present value to Landlord as of the date of execution and delivery of a New Lease (as hereinafter defined) by Landlord and another tenant (the "New Lease Execution Date") of the fixed rent payable under the Original Lease with respect to the 10th Floor Premises for the period commencing on the New Lease Execution Date and ending on September 30, 2004 (assuming such fixed rent is paid annually in advance), less the cost of Landlord's Work (as defined in the First Amendment) (assuming such cost was incurred by Landlord on the New Lease Execution Date) and the total brokerage commissions payable by Landlord in connection with the leasing of the 10th Floor Premises pursuant to the Original Lease (assuming such commissions (except for the portion of the commissions payable following the expiration of Tenant's right to terminate its leasing of the 10th Floor Premises pursuant to the Original Lease) were paid by Landlord on the New Lease Execution Date, and assuming the portion of the commissions payable following the expiration of Tenant's right to terminate its leasing of the 10th Floor Premises pursuant to the Original Lease were paid by Landlord on the first day of the lease year in which such termination right expired), with all present value amounts calculated using a discount rate equal to 10% per annum, less (y) the net present value to Landlord as of the New Lease Execution Date of the fixed rent payable under the New Lease with respect to the 10th Floor Premises for the period commencing on the New Lease Execution Date and ending on September 30, 2004 (assuming such fixed rent is paid annually in advance), less the value of any free rent period (including any construction period prior to the commencement date of the New Lease) under the New Lease commencing on the New Lease Execution Date (assuming such free rent is credited or applied during the applicable lease year specified in the New Lease), the cost of Landlord's Work and any work to be performed by Landlord pursuant to the New Lease (assuming such costs were incurred by Landlord on the New Lease Execution Date), any tenant improvement contribution to be provided by Landlord pursuant to the New Lease (assuming such contribution was paid by Landlord on the New Lease Execution Date) and the total brokerage commissions payable by Landlord in connection with the leasing of the 10th Floor Premises pursuant to the Original Lease and the New Lease (except for any brokerage commission that may be payable to Landlord's Agent if an outside broker procured the tenant under the New Lease) (assuming such commissions were paid by Landlord on the New Lease Execution Date), with all present value amounts calculated using a discount rate equal to 10% per annum. Attached hereto as Exhibit C is an example of the calculation of the NPV Differential using the above methodology which has been agreed to by Landlord and Tenant and which will be used as the basis for the determination of the actual NPV Differential.

            (y) Landlord shall pay Landlord's Contribution to Tenant following commencement of Tenant's business operations at the 19th Floor Premises, the final completion of the 19th Floor Initial Installations and the execution and delivery of a New Lease by Landlord and another tenant, within 30 days following the submission by Tenant to Landlord of a written requisition, signed by the chief financial officer of Tenant and accompanied by (i) copies of paid invoices covering all of the 19th Floor Initial Installations, (ii) a written certification from Tenant's architect stating that (A) the 19th Floor Initial Installations described on such invoices have been completed in accordance with the plans and specifications approved by Landlord, (B) such work has been paid in full by Tenant, and (C) all contractors, subcontractors and materialmen have delivered to Tenant waivers of lien with respect to such work (copies of which shall be included with such architect's certification), (iii) proof of the satisfactory completion of all required inspections and the issuance of any required approvals and sign-offs by all Governmental Authorities having jurisdiction thereover, (iv) certificates of final approval of such 19th Floor Initial Installations required by any Governmental Authority, and shall furnish Landlord with copies thereof, together with "as-built" plans and specifications for such 19th Floor Initial Installations prepared on an Autocad Computer Assisted Drafting and Design System (or such other system or medium as Landlord may accept) using naming conventions issued by the American Institute of Architects in June, 1990 (or such other naming convention as Landlord may accept) and magnetic computer media of such record drawings and specifications, translated into DXF format or another format acceptable to (v) such other documents and information as Landlord may reasonably request. The right to receive Landlord's Contribution is for the exclusive benefit of Tenant, and in no event shall such right be assigned to or be enforceable by or for the benefit of any third party, including any contractor, subcontractor, materialman, laborer, architect, engineer, attorney or any other Person. For purposes hereof, "Governmental Authority (Authorities)" shall mean the United States of America, the City, County or State of New York or any political subdivision, agency, department, commission, board, bureau or instrumentality of any of the foregoing, or any landmarks preservation agency (or other entity designated or accepted for such purpose by any Governmental Authority or landmarks preservation agency), now existing or hereafter created, having jurisdiction over the Building, the Land or the Center.

            (iv) Tenant shall pay to Landlord or its designee, within ten (10) Business Days after demand, all reasonable out-of-pocket costs actually incurred by Landlord in connection with the 19th Floor Initial Installations, including costs incurred in connection with (x) Landlord's review of the 19th Floor Initial Installations (including review of requests for approval thereof), and
(y) the provision of Building personnel during the performance of the 19th Floor Initial Installations required by trade union policy or otherwise, to operate elevators or otherwise to facilitate the 19th Floor Initial Installations.

            (v) Tenant shall pay all additional rent payable pursuant to Article Twenty-Four of the Original Lease with respect to the 19th Floor Premises, except that (v) the clause "110% of" in Section 24.1 of the Original Lease shall be deemed to be deleted in both places in which it appears, (w) the clause "110% of" in Section 24.2(b) of the Original Lease shall be deemed to be deleted in both places in which it appears, (x) the term "Base Real Estate Taxes" shall mean the R.E. Tax Share of the Real Estate Taxes for the Tax Year commencing on July 1, 1997 and ending on June 30, 1998, (y) the term "Base COM" shall mean the O.E. Share of the Cost of Operation and Maintenance for the Computation Year commencing on January 1, 1998 and ending on December 31, 1998, and (z) Tenant's Area shall equal 16,046 rentable square feet.

            (vi) Tenant has inspected the 19th Floor Premises and agrees (x) to accept possession of the 19th Floor Premises in the "as is" condition existing on the 19th Floor Premises Commencement Date, (y) that neither Landlord nor Landlord's agents have made any representations or warranties with respect to the 19th Floor Premises or the Building except as expressly set forth herein, and (z) Landlord has no obligation to perform any work, supply any materials, incur any expense or make any alterations or improvements to the 19th Floor Premises or the Building to prepare the same for Tenant's occupancy, except for the work set forth on Exhibit B to this Amendment ("Landlord's 19th Floor Work"). Tenant's occupancy of any portion of the 19th Floor Premises for the conduct of its business shall be conclusive evidence, as against

Tenant, that (A) Landlord has Substantially Completed Landlord's 19th Floor Work, (B) Tenant has accepted possession of the 19th Floor Premises in their then current condition, and (C) the 19th Floor Premises and the Building are in a good and satisfactory condition as required by the Lease. As to Landlord's 19th Floor Work, "Substantial Completion" or "Substantially Completed" means that such work has been completed in accordance with (i) the provisions of this Amendment applicable thereto, (ii) the plans and specifications for such work, and (iii) all applicable Requirements, except for Punch List Items.

            (vii) Tenant shall install, and thereafter maintain in good order and repair, a sprinkler system and fire-alarm and life-safety system serving the 19th Floor Premises. Such installation and maintenance shall be performed by Tenant in accordance with this Lease, the Rules and Regulations and all Requirements. If the Fire Insurance Rating Organization or any Governmental Authority or any of Landlord's insurers requires or recommends any modifications or Alterations be made or any additional equipment be supplied in connection with the sprinkler system or fire-alarm and life-safety system serving the Building or the 19th Floor Premises by reason of Tenant's business, or the location of the partitions, trade fixtures, or other contents of the 19th Floor Premises, Landlord (to the extent such modifications or Alterations are structural, affect any Building system or involve the performance of work outside the 19th Floor Premises), or Tenant (to the extent such modifications or Alterations are nonstructural, do not affect any Building system and do not involve the performance of work outside the 19th Floor Premises) shall make such modifications or Alterations, and supply such additional equipment, in either case at Tenant's expense.

            (viii) As part of the 19th Floor Initial Installations, Tenant shall have the right to install an auxiliary HVAC system to service the 19th Floor Premises. Landlord shall provide Tenant with up to 3 tons of chilled water for Tenant's autonomous HVAC system through the common cooling tower unit servicing the Building. As part of the 19th Floor Initial Installations, Tenant shall, at Tenant's sole cost and expense, perform all necessary work and install all required equipment to permit Tenant to tap into Landlord's chilled water risers; provided that Landlord shall perform the actual tap in to the Building's chilled water risers for a one-time tap in fee of $1,500.00 payable by Tenant prior to the performance of such tap-in. Tenant shall pay, as additional rent, an annual sum equal to the product of (a) the charge Landlord has then established as customary for the provision of chilled water per connected ton multiplied by (b) the number of connected tons of chilled water Landlord is obligated to provide to Tenant, which amount shall be payable as additional rent in equal monthly installments in advance on the first day of each month during the Term.

                  (ix) The provisions of Article Five of the Original Lease
            shall be applicable to the 19th Floor Premises, except that the clause "four watts" in the first sentence of Section 5.1 shall be deemed to be deleted and the clause "six watts" inserted in place thereof.

                  (x) Except as provided in this Amendment, all references in the Original Lease to the "Premises" shall be deemed to include the 19th Floor Premises for all purposes of the Lease.

                  (xi) The following provisions of the Original Lease shall not be applicable to the leasing of the 19th Floor Premises: Section
            20.2 and Articles Twenty-Seven, Thirty, Thirty-One and Thirty-Two.

            4. Termination of 10th Floor Premises. (a) Effective as of the date (the "Termination Date") that Landlord and another tenant execute and deliver a lease (the "New Lease") for the 10th Floor Premises, the term of the Lease with respect to the 10th Floor Premises only shall terminate as if such date was initially set forth in the Lease as the expiration date thereof.

            (b) On or before the Termination Date, Tenant shall vacate the 10th Floor Premises in accordance with the Lease, remove all of Tenant's personal property therefrom and deliver vacant possession thereof to Landlord, time being of the essence. Any fixtures, installations or personal property remaining in the 10th Floor Premises after the Termination Date shall be deemed abandoned by Tenant and Landlord may take possession thereof and dispose of same, at Tenant's sole cost and expense, in any manner Landlord determines without accountability therefor to Tenant. Tenant acknowledges that effective upon the close of the Termination Date the Lease with respect to the 10th Floor Premises shall have terminated and expired and Tenant shall have abandoned and surrendered any claim of possession to the 10th Floor Premises to Landlord.

            (c) Tenant represents and warrants that it has not assigned, pledged or encumbered the Lease or sublet the 10th Floor Premises or done or suffered any other action as a result of which the Lease or the 10th Floor Premises might be subject to any lien or encumbrance. Tenant warrants that the foregoing covenants and representations will be true and correct as of the Termination Date, Tenant has and will have good right to surrender the 10th Floor Premises on or before the Termination Date, and delivery of possession of the 10th Floor Premises will be made to Landlord on or before the Termination Date free and clear of all liens and encumbrances of any kind whatsoever.

            (d) If Tenant shall fail to surrender the 10th Floor Premises to Landlord pursuant to this Paragraph 4 on or before the Termination Date, then Tenant shall be deemed to be a holdover in the 10th Floor Premises and be subject to all of Landlord's rights and remedies available to it as landlord under the Lease or otherwise, at law or in equity.

            (e) With respect to the foregoing termination, Tenant shall complete and timely submit all returns and questionnaires relating to New York City and State real property transfer tax laws and any other applicable real property transfer or gains tax laws (the taxes which are the subject of such laws are hereinafter collectively "Transfer Taxes"). Tenant shall timely pay all Transfer Taxes, if any, and shall deliver evidence, reasonably acceptable to Landlord, of such payment simultaneously to Landlord. Tenant shall indemnify, defend (with counsel reasonably acceptable to Landlord) and hold harmless Landlord from all losses, liabilities, interest, judgments, suits, demands, damages, costs and expenses (including attorneys' fees and disbursements incurred in the defense thereof) which Landlord may incur by reason of Tenant's failure to complete and timely submit any and all Transfer Tax returns and questionnaires and/or Tenant's failure to timely pay any and all Transfer Taxes. The provisions of this Paragraph 4 shall survive the expiration of the Lease.

            (f) Provided Tenant is not in default under any of the terms or provisions of the Lease, Landlord shall, within 10 days Business Days after the Termination Date and after delivery of possession of the 10th Floor Premises to Landlord in the manner required by the Lease, return to Tenant the Additional Security Deposit (as defined in the First Amendment), or the remaining portion thereof.

            5. Modifications. The provisions of the Original Lease are hereby amended as follows:

            (a) Article Six of the Original Lease is hereby amended by deleting
Section 6.1(e)(vii) and inserting the following in place thereof:

      "(vii) Tenant is hereby notified that the Premises are subject to the jurisdiction of the Landmarks Preservation Commission. In accordance with Sections 25-305, 25-306, 25-309 and 25-310 of the Administrative Code of the City of New York and the rules set forth in Title 63 of the Rules of the City of New York, any demolition, construction, reconstruction, alteration or minor work as described in such Sections and such rules may not be commenced within or at the Premises without the prior written approval of the Landmarks Preservation Commission. Tenant is notified that such demolition, construction, reconstruction, alteration or minor work includes, but is not limited to, (a) work to the exterior of the Premises involving windows, signs, awnings, flagpoles, banners and storefront alterations and (b) interior work to the Premises that (i) requires a permit from the Department of Buildings or
      (ii) changes, destroys or affects an interior architectural feature of an interior landmark or an exterior architectural feature of an improvement that is a landmark or located on a landmark site or in a historic district."

            (b)Section 6.1(e)(ii) of the Original Lease is hereby amended by inserting the following at the end thereof:

      "; provided that in connection with the 19th Floor Initial Installations or any renovation of the 25th Floor Premises performed within 12 months after the date of the Second Amendment to Lease, such reasonable charges shall not include a Landlord supervisory fee."

            (c) Article Six of the Original Lease is hereby amended by inserting the following clauses (viii) and (ix) after Section 6.1(e)(vii):

      "(viii) The approval of plans or specifications, or the consent by Landlord to the making of any alterations, changes, additions, improvements, repairs or replacements does not constitute Landlord's agreement or representation that such plans, specifications or alterations, changes, additions, improvements, repairs or replacements comply with any legal requirements, requirements of insurance bodies or the certificate of occupancy issued for the Building. Landlord shall have no liability to Tenant or any other party in connection with Landlord's approval of plans and specifications for any alterations, changes, additions, improvements, repairs or replacements, or Landlord's consent to Tenant's performing any alterations, changes, additions, improvements, repairs or replacements.

      (ix) Notwithstanding anything to the contrary contained herein, Tenant shall pay to Landlord or its designee, within 10 days after demand, all out-of-pocket costs actually incurred by Landlord in connection with any Alteration, including costs incurred in connection with (i) Landlord's review of the Alterations (including review of requests for approval thereof), and (ii) the provision of Building personnel during the performance of any Alteration required by trade union policy or otherwise, to operate elevators or otherwise to facilitate any Alteration. In addition, Tenant shall pay to Landlord or its designee, upon demand, an administrative fee with respect to the performance of any Alteration (other than the 19th Floor Initial Installations or any renovation of the 25th Floor Premises performed within 12 months after the date of the Second Amendment to Lease) and the scheduling of Building equipment, facilities and personnel in connection therewith which fee shall be payable as follows: 5% of the cost of Tenant's Alterations up to $100,000; 4% of the cost of Tenant's Alterations between $100,000 and $250,000; 3% of the cost of Tenant's Alterations between $250,000 and $500,000; and 2% of the cost of Tenant's Alterations in excess of $500,000."

            (d) Section 6(k) of the Original Lease is hereby deleted in its entirety and the following inserted in place thereof:

            "Tenant, at Tenant's expense, shall obtain and keep in full force and effect during the term of this Lease, (1) a policy of commercial general liability insurance on an occurrence basis against claims for bodily injury, death and/or property damage occurring in or about the premises or the Building, under which Tenant is named as the insured and Landlord, Landlord's managing agent, any lessors under underlying leases, any holders of underlying mortgages and any other parties whose names shall have been furnished by Landlord to Tenant from time to time are named as additional insureds, which insurance shall provide primary coverage without contribution from any other insurance carried by or for the benefit of Landlord, Landlord's managing agent or any lessors under underlying leases or any holders of underlying mortgages named as additional insureds, and Tenant agrees to obtain blanket broad-form contractual liability coverage to insure its indemnity obligations set forth in Article Six hereof. The minimum limits of liability shall be a combined single limit with respect to each occurrence in an amount of not less than $3,000,000 per occurrence, with a $5,000,000 annual aggregate; provided, however, that Landlord may require Tenant to increase such coverage, from time to time, to that amount of insurance which in Landlord's reasonable judgment is then being customarily required by landlords for similar office space in first-class buildings in the City of New York. If the aggregate limit applying to the Premises is reduced by the payment of a claim or establishment of a reserve equal to or greater than 50% of the annual aggregate, Tenant shall immediately arrange to have the aggregate limit restored by endorsement to the existing policy or the purchase of an additional insurance policy unless, in Landlord's reasonable judgment, Tenant maintains sufficient excess liability insurance to satisfy the liability requirements of this Lease without the reinstatement of the aggregate limit, (2) insurance against loss or damage by fire, and such other risks and hazards as are insurable under then available standard forms of "all risk" property insurance policies with extended coverage, insuring Tenant's goods, furniture and furnishings, all fixtures removable by Tenant as provided in the Lease, and all of Tenant's alterations and improvements to the Premises, for the full insurable value thereof or replacement cost value thereof, having a deductible amount, if any, not exceeding $25,000; (3) during the performance of any alteration, until completion thereof, Builder's risk insurance on an "all risk" basis and on a completed value form including a Permission to Complete and Occupy endorsement, for full replacement value covering the interest of Landlord and Tenant (and their respective contractors and subcontractors), any lessor of an underlying lease and any holder of an underlying mortgage in all work incorporated in the Building and all materials and equipment in or about the premises; (4) Workers' Compensation Insurance, as required by law; (5) Business Interruption Insurance; and (6) such other insurance in such amounts as Landlord, any holder of an underlying mortgage and/or any lessor of an underlying lease may reasonably require from time to time, provided that in Landlord's reasonable judgment such insurance is then being customarily required by landlords, mortgagees or superior lessors for similar office space in first-class buildings in the City of New York.

            (ii) All insurance required to be carried by Tenant pursuant to the terms of this Lease shall contain a provision that (1) no act or omission of Tenant (other than intentional unlawful or fraudulent acts) shall affect or limit the obligation of the insurance company to pay the amount of any loss sustained, (2) the policy shall be noncancellable and/or no material change in coverage shall be made thereto unless Landlord, each lessor of an underlying lease and each holder of an underlying mortgage shall have received 30 days' prior notice of the same by certified mail, return receipt requested, (3) Tenant shall be solely responsible for the payment of all premiums under such policies and Landlord, the lessors of underlying leases and the holders of underlying mortgages shall have no obligation for the payment thereof, and (4) shall be effected under valid and enforceable policies issued by reputable and independent insurers permitted to do business in the State of New York, and rated in Best's Insurance Guide, or any successor thereto (or if there be none, an organization having a national reputation) as having a Best's Rating of "A-"and a "Financial Size Category" of at least "IX" or if such ratings are not then in effect, the equivalent thereof or such other financial rating as Landlord may at any time consider appropriate.

                  (iii) On or prior to the 19th Floor Premises Commencement
            Date, Tenant shall deliver to Landlord appropriate policies of insurance, including evidence of waivers of subrogation, required to be carried by each party pursuant to this Lease. Evidence of each renewal or replacement of a policy shall be delivered by Tenant to Landlord at least 10 days prior to the expiration of such policy. In lieu of the policies of insurance required to be delivered to Landlord pursuant to this section (the "Policy"), Tenant may deliver to Landlord a certification from Tenant's insurance company which shall be binding on Tenant's insurance company, and which shall expressly provide that such certification (1) conveys to Landlord and any other named insured and/or additional insureds thereunder (the "Insured Parties") all the rights and privileges afforded under the Policy as primary insurance, and (2) contains an unconditional obligation of the insurance company to advise all Insured Parties in writing by certified mail, return receipt requested, at least 30 days in advance of any termination of or change to the Policy that would affect the interest of any of the Insured Parties.

                  (iv) Landlord and Tenant shall each procure an appropriate clause in or endorsement to any property insurance covering the premises, the Building and personal property, fixtures and equipment located therein, wherein the insurance companies shall waive subrogation or consent to a waiver of right of recovery, and Landlord and Tenant agree not to make any claim against, or seek to recover from, the other for any loss or damage to its property or the property of others resulting from fire and other hazards to the extent covered by such property insurance; provided, however, that the release, discharge, exoneration and covenant not to sue contained herein shall be limited by and coextensive with the terms and provisions of the waiver of subrogation or waiver of right of recovery. If the payment of an additional premium is required for the inclusion of, or consent to, a waiver of subrogation, each party shall advise the other, in writing, of the amount of any such additional premiums and the other party may pay such additional premium. If such other party shall not elect to pay such additional premium, then the first party shall not be required to obtain such waiver of subrogation or consent to waiver."

            (e) Section 7.2.3 of the Original Lease is hereby amended by inserting the following sentence at the end thereof:

      "The term "Applicable Rental Rate" as used in this Article with respect to the 19th Floor Premises only shall mean (i) $40.00 per annum for the period commencing on the 19th Floor Premises Commencement Date and ending on the day preceding the 5 year anniversary of the 19th Floor Premises Commencement Date and (ii) $45.00 per annum for the period commencing on the 5 year anniversary of the 19th Floor Premises Commencement Date and ending on the Extended Expiration Date. The term "Applicable Rental Rate" as used in this Article with respect to the 25th Floor Premises only shall mean $45.00 per annum for the period commencing on the Extension Period Commencement Date and ending on the Extended Expiration Date."

            (f) Section 9.3 of the Original Lease is hereby deleted in its entirety.

            (g) Article Fourteen of the Original Lease is modified by deleting Landlord's address set forth therein and replacing such address with the following addresses:

            "RCPI Trust, c/o Tishman Speyer Properties, L.P., 45 Rockefeller Plaza, New York, New York 10111, Attention: Property Manager - One Rockefeller Plaza, with copies to (1) Office of the Center, 45 Rockefeller Plaza, New York, New York 10111, Attention: General Counsel, (2) Office of the Center, 45 Rockefeller Plaza, New York, New York 10111, Attention: Controller, and (3) Tishman Speyer Properties, L.P., 520 Madison Avenue, New York, New York 10022,
            Attention: General Counsel".

            (h) Article Twenty-Five of the Original Lease is amended by adding the following Sections at the end thereof:

            "25.13. Unless Landlord shall render notice to Tenant to the contrary, Tishman Speyer Properties, L.P. is authorized to act as Landlord's agent ("Landlord's Agent") in connection with the performance of this Lease, and Tenant shall direct all correspondence and requests to, and shall be entitled to rely upon correspondence received from, Tishman Speyer Properties, L.P., as agent for Landlord in accordance with Article Fourteen. Tenant acknowledges that Tishman Speyer Properties, L.P. is acting solely as agent for Landlord in connection with the foregoing; and neither Tishman Speyer Properties, L.P. nor any of its direct or indirect partners, officers, shareholders, directors, employees, principals, agents or representatives shall have any liability to Tenant in connection with this Lease, and Tenant waives any and all claims against any and all of such parties arising out of, or in any way connected with, this Lease, the Building or the Center.

            25.14. The liability of Landlord for Landlord's obligations under this Lease shall be limited to Landlord's interest from time to time in the Land and the Building and Tenant shall not look to any other property or assets of Landlord or the property or assets of any of Landlord's Agent, any holder of an underlying mortgage and any lessor an underlying lease, and each of their respective direct and indirect partners, officers, shareholders, directors, members, trustees, beneficiaries, employees, principals, contractors, licensees, invitees, servants, agents and representatives (collectively, the "lndemnitees") in seeking either to enforce Landlord's obligations under this Lease or to satisfy a judgment for Landlord's failure to perform such obligations; and neither Landlord nor the Indemnitees shall be personally liable for the performance of Landlord's obligations under this Lease."

            (i) Paragraph 6 of the First Amendment is hereby deleted in its entirety.

            6. Second Additional Security Deposit. (a) Notwithstanding the provisions of Article Twenty-Six of the Lease or Paragraph 5 of the First Amendment to Lease, Tenant shall deposit with Landlord upon the execution of this Amendment, an amount equal to $675,000.00 (the "Second Additional

Security Deposit") in cash as security for the faithful performance and observance by Tenant of the terms, covenants and conditions of the Lease.

            (b) In lieu of a cash deposit, Tenant may deliver the Second Additional Security Deposit to Landlord in the form of a clean, irrevocable, non-documentary and unconditional Letter of Credit issued by and drawable upon any commercial bank, trust company, national banking association or savings and loan association with offices for banking purposes in the City of New York (the "Issuing Bank"), which has outstanding unsecured, uninsured and unguaranteed indebtedness, or shall have issued a letter of credit or other credit facility that constitutes the primary security for any outstanding indebtedness (which is otherwise uninsured and unguaranteed), that is then rated, without regard to qualification of such rating by symbols such as "+" or "-" or numerical notation, "Aa" or better by Moody's Investors Service and "AA" or better by Standard & Poor's Ratings Service, and has combined capital, surplus and undivided profits of not less than $500,000,000. Such Letter of Credit shall (i) name Landlord and its successors and/or assigns as beneficiary, (ii) be in the amount of the Second Additional Security Deposit, (iii) have a term of not less than one year, (iv) permit multiple drawings, (v) be fully transferable by Landlord without the payment of any fees or charges, and (vi) otherwise be in form and content satisfactory to Landlord; provided, however, that Landlord shall in no event be obligated to accept a Letter of Credit for any amount less than $25,000. If upon any transfer of the Letter of Credit, any fees or charges shall be so imposed, then such fees or charges shall be payable solely by Tenant and the Letter of Credit shall so specify. The Letter of Credit shall provide that it shall be deemed automatically renewed, without amendment, for consecutive periods of one year each thereafter during the Term, unless the Issuing Bank sends a notice (the "Non-Renewal Notice") to Landlord by certified mail, return receipt requested, not less than 45 days next preceding the then expiration date of the Letter of Credit, stating that the Issuing Bank has elected not to renew the Letter of Credit. Landlord shall have the right, upon receipt of a Non-Renewal Notice, to draw the full amount of the Letter of Credit, by sight draft on the Issuing Bank, and shall thereafter hold or apply the cash proceeds of the Letter of Credit pursuant to the terms of this Paragraph. The Issuing Bank shall agree with all drawers, endorsers and bona fide holders that drafts drawn under and in compliance with the terms of the Letter of Credit will be duly honored upon presentation to the Issuing Bank at an office location in Manhattan. The Letter of Credit shall be subject in all respects to the Uniform Customs and Practice for Documentary Credits (1993 revision), International Chamber of Commerce Publication No. 500.

            (c) If Tenant defaults in the payment or performance of any the terms, covenants or conditions of the Lease, including the payment of Rent, Landlord may apply or retain the whole or any part of the Second Additional Security Deposit or may notify the Issuing Bank and thereupon receive all or a portion of the Second Additional Security Deposit represented by the Letter of Credit, and use, apply, or retain the whole or any part of such proceeds, as the case may be, to the extent required for the payment of any fixed rent, additional rent or any other sum as to which Tenant is in default, including (i) any sum which Landlord may expend or may be required to expend by reason of Tenant's default, and (ii) any damages or Deficiency (as defined in the First Amendment) to which Landlord is entitled pursuant to the Lease or applicable Requirements, whether such damages or Deficiency accrues before or after summary proceedings or other reentry by Landlord. If Landlord applies or retains any part of the Second Additional Security Deposit, Tenant, upon demand, shall deposit with Landlord the amount so applied or retained so that Landlord shall have the full Second Additional Security Deposit on hand at all times during the Term. If Tenant shall fully and faithfully comply with all of the terms, covenants and conditions of the Lease, the Second Additional Security Deposit shall be returned to Tenant after the Expiration Date and after delivery of possession of the Premises to Landlord in the manner required by the Lease. Tenant expressly agrees that Tenant shall have no right to apply any portion of the Second Additional Security Deposit against any of Tenant's obligations to pay Rent under the Lease.

            (d) Upon a sale of the Building or the Land or a leasing of the Building, or any financing of Landlord's interest therein, Landlord shall have the right to transfer the cash Second Additional Security Deposit or the Letter of Credit, as applicable, to the vendee, lessee or lender. With respect to the Letter of Credit, within five days after notice from Landlord of such sale, leasing or financing, Tenant, at its sole cost, shall arrange for the transfer of the Letter of Credit to the new landlord or lender, as designated by Landlord in the foregoing notice, or to have the Letter of Credit reissued in the name of the new landlord or lender. Tenant shall look solely to the new landlord or lender for the return of such cash Second Additional Security Deposit or Letter of Credit, and the provisions of this paragraph shall apply to every transfer or assignment made of the Second Additional Security Deposit to a new landlord. Tenant will not assign or encumber, or attempt to assign or encumber, the cash Second Additional Security Deposit or Letter of Credit, and neither Landlord nor its successors or assigns shall be bound by any such actual or attempted assignment or encumbrance.

            (e) If Tenant (i) has not previously defaulted in its obligation to pay Rent to Landlord on a timely basis under the Lease and (ii) is not then in default in the due keeping, observance or performance of any term or condition of the Lease, then in accordance with the provision of this Paragraph 6(e), on and after (A) June 1, 1999, the Second Additional Security Deposit shall be reduced to an amount equal to $500,000.00, (B) June 1, 2000, the Second Additional Security Deposit shall be reduced to an amount equal to $300,000.00, and (C) June 1, 2001, the Second Additional Security Deposit shall be reduced to an amount equal to $75,000.00. If the Second Additional Security Deposit is in the form of cash, Landlord shall, within 10 Business Days following notice by Tenant to Landlord that Tenant is entitled to reduce the Second AdditionaI Security Deposit pursuant to this Paragraph 6(e), deliver to Tenant the amount by which the Second Additional Security Deposit is reduced or if the Second Additional Security Deposit is in the form of a Letter of Credit, Tenant may deliver to Landlord an amendment to the Letter of Credit (which amendment must be reasonably acceptable to Landlord in all respects) reducing the amount of the Letter of Credit by the amount of the permitted reduction, and Landlord shall execute the amendment and such other documents as are reasonably necessary to reduce the amount of the Letter of Credit in accordance with the terms hereof.

            7. Brokerage. (a) Each of Landlord and Tenant represents and warrants to the other that it has not dealt with any broker in connection with this Amendment other than Tishman Speyer Properties, L.P. ("Broker") and that, to the best of its knowledge, no other broker negotiated this Amendment or is entitled to any fee or commission in connection herewith. The execution and delivery of this Amendment by each party shall be conclusive evidence that each party has relied upon the foregoing representations and warranties.

            (b) Each of Landlord and Tenant shall indemnify, defend, protect and hold the other party harmless from and against any and all losses, liabilities, damages, claims, judgments, fines, suits, demands, costs, interest and expenses of any kind or nature (including reasonable attorneys' fees and disbursements) incurred in connection with any claim, proceeding or judgment and the defense thereof which the indemnified party may incur by reason of any claim of or liability to any broker, finder or like agent (other than Broker) arising out of any dealings claimed to have occurred between the indemnifying party and the claimant in connection with this Amendment, or the above representation being false. The provisions of this Paragraph 7 shall survive the expiration or earlier termination of the term of the Lease.

            8. No Modification. Except as set forth herein, nothing contained in this Amendment shall be deemed to amend or modify in any respect the terms, provisions, or conditions of the Original Lease and such terms, provisions, and conditions shall remain in full force and effect as modified hereby.

            9. Representations. Tenant hereby represents and warrants to Landlord that, as of the date hereof, (a) the Lease is in full force and effect and has not been modified except pursuant to this Amendment; (b) to the best of Tenant's knowledge, there are no defaults existing under the Lease; (c) to the best of Tenant's knowledge there exist no valid abatements, causes of action, counterclaims, disputes, defenses, offsets, credits, deductions, or claims against the enforcement of any of the terms and conditions of the Lease; and (d) this

Amendment has been duly authorized, executed and delivered by Tenant and constitutes the legal, valid and binding obligation of Tenant.

            10. Miscellaneous.

            (a) This Amendment contains the entire understanding of the parties with respect to the subject matter hereof.

            (b) This Amendment shall be governed by the laws of the State of New York without giving effect to conflict of laws principles thereof.

            (c) This Amendment shall be binding upon and inure to the benefit of Landlord and Tenant and their successors and permitted assigns.

            (d) The captions, headings, and titles in this Amendment are solely for convenience of reference and shall not affect its interpretation. For purposes of this Amendment, whenever the words "include", "includes", or "including" are used, they shall be deemed to be followed by the words "without limitation", and, whenever the circumstances or the context requires, the singular shall be construed as the plural, the masculine shall be construed as the feminine and/or the neuter and vice versa. This Amendment shall be interpreted and enforced without the aid of any canon, custom or rule of law requiring or suggesting construction against the party drafting or causing the drafting of the provision in question.

            (e) This Amendment shall not be binding upon Landlord or Tenant unless and until Landlord shall have delivered a fully executed counterpart of this Amendment to Tenant.

            11. Reaffirmation of Guaranty. By execution of this Amendment, Guarantor hereby confirms that its obligations under the Guaranty are hereby ratified and shall remain and continue in full force and effect with respect to the Lease.

            IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment as of the day and year first above written.

                              LANDLORD:

                              RCPI TRUST
                              By:  Tishman Speyer Properties, L.P., its Agent
                              By: /s/ Philip M. Waterman
                                  -------------------------------
                                      Philip M. Waterman III

                              TENANT:

                              LEVIN MANAGEMENT CO., INC.
                              By: /s/ Jessica M. Bibliowicz
                                  -------------------------------
                                  Name: Jessica M. Bibliowicz
                                  Title: President

GUARANTOR AGREES TO BE BOUND BY
THE PROVISIONS OF PARAGRAPH 11 OF
THIS SECOND AMENDMENT TO LEASE:

JOHN A. LEVIN & CO.

By:   /s/ Jessica M. Bibliowicz
      -------------------------------
      Name: Jessica M. Bibliowicz
      Title: President

                            THIRD AMENDMENT TO LEASE

            This THIRD AMENDMENT TO LEASE, dated as of December 31, 1998 (this "Amendment"), between RCPI TRUST, a Delaware business trust having an office c/o Tishman Speyer Properties, L.P., 45 Rockefeller Plaza, New York, New York 10111 ("Landlord"), and LEVIN MANAGEMENT CO., INC., a Delaware corporation having an office at One Rockefeller Plaza, New York, New York 10020 ("Tenant").

                                  WITNESSETH:

            WHEREAS, Landlord's predecessor in interest, Rockefeller Center Properties, and Tenant's predecessor-in-interest, John A. Levin & Co., Inc., entered into that certain Lease, dated December 20, 1993, amended by Supplemental Indenture, dated March 2, 1995, First Amendment to Lease, dated June 23, 1997 (the "First Amendment") and Second Amendment to Lease, dated as of January 22, 1998, with respect to Space 'A' on the 25th Floor (the "25th Floor Premises"), Space 'A' on the 19th Floor (the "19th Floor Premises") and Space 'Y' on the Subbasement Floor (the "Subbasement Storage Space") (the "Building") (the Lease as heretofore amended, is hereafter the "Original Lease");

            WHEREAS, pursuant to Paragraph (6) of the Original Lease, Landlord has elected to terminate the Original Lease with respect to the Subbasement Storage Space, which termination is effective as of December 31, 1998 (the "Termination Date");

            WHEREAS, in consideration of Tenant vacating the Sub-basement Storage Space in accordance with the provisions of the Original Lease prior to the Termination Date, Landlord has agreed to lease to Tenant, and Tenant has agreed to hire from Landlord, certain storage premises (the "New Storage Space") located on the 22nd Floor of the Building, substantially as shown on Exhibit A and designated as Space 'P', on the terms and conditions set forth herein and in the Original Lease (the Original Lease, as modified by this Amendment, is hereafter the "Lease").

            NOW, THEREFORE, in consideration of the mutual covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Landlord and Tenant agree as follows:

            1. Capitalized Terms; Recitals. All capitalized terms used herein and not otherwise defined in this Amendment shall have the meanings ascribed to them in the Lease.

            2. Modifications. Effective as of the date hereof, all references contained in the Lease to the "Premises" shall be deemed to include the New

Storage Space; all references contained in the Lease to space 'Y', or to the Subbasement Premises shall be deemed to mean the New Storage Space. All references contained in the Supplemental Indenture to the "Additional Space" shall be deemed to mean the New Storage Space.

            3. Brokerage. (a) Each of Landlord and Tenant represents and warrants to the other that it has not dealt with any broker in connection with this Amendment other than Tishman Speyer Properties, L.P. ("Landlord's Agent") and that, to the best of its knowledge, no other broker negotiated this Amendment and that no broker (other than Landlord's Agent) is entitled to any fee or commission in connection herewith. The execution and delivery of this Amendment by each party shall be conclusive evidence that each party has relied upon the foregoing representations and warranties. Landlord shall pay Landlord's Agent any commission due in accordance with the terms of a separate agreement.

            (b) Each of Landlord and Tenant shall indemnify, defend, protect and hold the other party harmless from and against any and all losses, liabilities, damages, claims, judgments, fines, suits, demands, costs, interest and expenses of any kind or nature (including reasonable attorneys' fees and disbursements) incurred in connection with any claim, proceeding or judgment and the defense thereof which the indemnified party may incur by reason of any claim of or liability to any broker, finder or like agent (other than Landlord's Agent) arising out of any dealings claimed to have occurred between the indemnifying party and the claimant in connection with this Amendment, or the above representation being false. The provisions of this Paragraph 3 shall survive the expiration or earlier termination of the term of this Amendment.

            4. No Modification. Except as set forth herein, nothing contained in this Amendment shall be deemed to amend or modify in any respect the terms, provisions, or conditions of the Lease and such terms, provisions, and conditions shall remain in full force and effect as modified hereby.

            5. Construction. If there is any inconsistency between the terms of this Amendment and the terms of the Lease, the terms of this Amendment shall be controlling and prevail.

            6. Entire Agreement. This Amendment contains the sole and entire understanding and agreement of the parties with respect to its entire subject matter and all prior negotiations, discussions, representations, agreements and understandings heretofore had among the parties with respect thereto are merged herein.

            7. Counterparts. This Amendment may be executed in duplicate counterparts, each of which shall be deemed an original and all of which, when taken together, shall constitute one and the same instrument.

            8. Representations and Warranties, Tenant hereby represents and warrants to Landlord that, as of the date hereof, (i) the Lease is in full force and effect and has not been modified except pursuant to this Amendment; (ii) to the best of Tenant's knowledge, there are no defaults existing under the Lease;
(iii) to the best of Tenant's knowledge there exist no valid abatements, causes of action, counterclaims, disputes, defenses, offsets, credits, deductions, or claims against the enforcement of any of the terms and conditions of the Lease; and (iv) this Amendment has been duly authorized, executed and delivered by Tenant and constitutes the legal, valid and binding obligation of Tenant.

            9. Miscellaneous. (a) This Amendment shall be governed by the laws of the State of New York without giving effect to conflict of laws principles thereof.

            (b) This Amendment shall be binding upon and inure to the benefit of Landlord and Tenant and their successors and permitted assigns.

            (c) The captions, headings, and titles in this Amendment are solely for convenience of reference and shall not affect its interpretation.

            (d) This Amendment shall not be binding upon Landlord or Tenant unless and until Landlord shall have delivered a fully executed counterpart of this Amendment to Tenant.

            IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment as of the day and year first above written.

                              LANDLORD:

                              RCPI TRUST
                              By: Tishman Speyer Properties, L.P., its Agent


                              By: /s/ Peter A. Fair
                                 -------------------------------------------
                                    Peter Fair


                              TENANT:

                              LEVIN MANAGEMENT CO., INC.


                              By: /s/ Glenn A. Aigen
                                 -------------------------------------------
                                 Name:  Glenn A. Aigen
                                 Title: VP & CFO

                                   EXHIBIT A

                                   FLOOR PLAN

The floor plan which follows is intended solely to identify the general location of the New Storage Space, and should not be used for any other purpose. All areas, dimensions and locations are approximate, and any physical conditions indicated may not exist as shown.

                               ROCKEFELLER PLAZA

                               [GRAPHIC OMITTED]

                            FOURTH AMENDMENT TO LEASE

            This FOURTH AMENDMENT TO LEASE, dated as of July 18, 2000 (this "Amendment"), between RCPI TRUST, a Delaware business trust having an office c/o Tishman Speyer Properties, L.P., 45 Rockefeller Plaza, New York, New York 10111 ("Landlord"), and LEVIN MANAGEMENT CO., INC., a Delaware corporation having an office at One Rockefeller Plaza, New York, New York 10020 ("Tenant").

                              W I T N E S S E T H:

            WHEREAS, Landlord's predecessor in interest, Rockefeller Center Properties, and Tenant's predecessor-in-interest, John A. Levin & Co., Inc., entered into that certain Lease, dated December 20, 1993, amended by Supplemental Indenture, dated March 2, 1995, First Amendment to Lease, dated June 23, 1997 (the "First Amendment"), Second Amendment to Lease, dated as of January 22, 1998 (the "Second Amendment"), and Third Amendment to Lease, dated as of December 31, 1998 (the "Third Amendment"), with respect to certain premises (the "Original Premises") in the building (the "Building") located at One Rockefeller Plaza, New York, New York (the Lease as heretofore amended, is hereafter the "Original Lease");

            WHEREAS, Landlord and Tenant desire to modify the Original Lease to provide for the leasing by Tenant of certain additional space consisting of a portion of the 3rd floor of the Building, and otherwise modify the terms and conditions of the Original Lease, all as hereafter set forth, (the Original Lease, as modified by this Amendment, is hereafter the "Lease").

            NOW, THEREFORE, in consideration of the mutual covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Landlord and Tenant agree as follows:

            1. Capitalized Terms; Recitals. All capitalized terms used herein and not otherwise defined in this Amendment shall have the meanings ascribed to them in the Lease.

            2. Lease of 3rd Floor Premises. (a) Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, a portion of the 3rd Floor of the Building, designated as Space 'D', and being more particularly shown on Exhibit A attached hereto (the "3rd Floor Premises"), for a term commencing on the later to occur of (a) July 1, 2000 and (b) the date upon which Landlord delivers possession of the Premises to Tenant in accordance with the terms of this Amendment (the "3rd Floor Premises Commencement Date"), and ending on September 30, 2004, or such earlier date upon which the term may expire or be terminated pursuant to any of the conditions of limitation or other provisions of the Lease or pursuant to law, upon all of the terms and conditions of the Original Lease, as modified by this Amendment. Landlord shall not be liable for failure to deliver possession of the 3rd Floor Premises to Tenant on any specified date, and such failure shall not impair the validity of this Amendment. Landlord shall be deemed to have delivered possession of the 3rd Floor Premises to Tenant upon the giving of notice by Landlord to Tenant stating that the 3rd Floor Premises are vacant, in the condition required under this Amendment, and available for Tenant's occupancy. The provisions of this Section 2(a) are intended to constitute "an express provision to the contrary" within the meaning of Section 223-a of the New York Real Property Law or any successor thereto.

            (b) Effective as of the 3rd Floor Premises Commencement Date, Tenant shall lease the 3rd Floor Premises upon all of the terms and conditions of the Original Lease, except as follows:

                  (i) The fixed rent payable under the Lease shall be increased by an amount equal to $159,060.00 per annum ($13,255.00 per month) for the period commencing on the date which is 2 months after the 3rd Floor Commencement Date (the "3rd Floor Premises Rent Commencement Date") and ending on September 30, 2004, both dates inclusive.

                  (ii) The 3rd Floor Premises shall be deemed to consist of
            2,651 rentable square feet for all purposes of the Lease.

                  (iii) Tenant shall pay all additional rent payable pursuant to the Article Twenty-Four of the Original Lease, except that with respect to the 3rd Floor Premises only, (v) the clause "110% of" in
            Section 24.1 of the Original Lease shall be deemed to be deleted in both places in which it appears, (w) the clause "110% of" in Section 24.2(b) of the Original Lease shall be deemed to be deleted in both places in which it appears, (x) the term "Base Real Estate Taxes" shall mean the R.E. Tax Share of the Real Estate Taxes for the Tax Year commencing on July 1, 2000 and ending on June 30, 2001, (y) the term "Base COM" shall mean the O.E. Share of the Cost of Operation and Maintenance for the Computation Year commencing on January 1, 2000 and ending on December 31, 2000, and (z) Tenant's Area shall equal 2,651 rentable square feet.

                  (iv) Tenant has inspected the 3rd Floor Premises and agrees
            (i) to accept possession of the 3rd Floor Premises in the "as is" condition existing on the 3rd Floor Premises Commencement Date, (ii) that neither Landlord nor Landlord's agents have made any representations or warranties with respect to the 3rd Floor Premises or the Building except as expressly set forth herein, and (iii) Landlord has no obligation to perform any work, supply any materials, incur any expense or make any alterations or improvements to the 3rd Floor Premises to prepare the 3rd Floor Premises for Tenant's occupancy. Tenant's occupancy of any part of the 3rd Floor Premises shall be conclusive evidence, as against Tenant, that (A) Tenant has accepted possession of the 3rd Floor Premises in their then current condition, and (B) the 3rd Floor Premises and the Building are in a good and satisfactory condition as required by this Amendment. Notwithstanding the foregoing, Landlord agrees to deliver the 3rd Floor Premises to Tenant vacant and in "broom clean" condition.

                  (v) Tenant shall maintain in good order and repair, the
            sprinkler system and fire-alarm and life-safety system serving the 3rd Floor Premises. Such maintenance shall be performed by Tenant in accordance with this Lease, the rules and regulations and all Requirements. If the Fire Insurance Rating Organization or any Governmental Authority or any of Landlord's insurers requires or recommends any modifications or Alterations be made or any additional equipment be supplied in connection with the sprinkler system or fire-alarm and life-safety system serving the Building or the 3rd Floor Premises by reason of Tenant's business, or the location of the partitions, trade fixtures, or other contents of the 3rd Floor Premises, Landlord (to the extent such modifications or Alterations are structural, affect any Building System or involve the performance of work outside the 3rd Floor Premises), or Tenant (to the extent such modifications or Alterations are nonstructural, do not affect any Building System and do not involve the performance of work outside the 3rd Floor Premises) shall make such modifications or Alterations, and supply such additional equipment, in either case at Tenant's expense. Landlord represents that, as of the date hereof, the sprinkler system and fire-alarm and life-safety system serving the 3rd Floor Premises is in working order.

                  (vi) The provisions of Article Five of the Original Lease
            shall be applicable to the 3rd Floor Premises, except that the clause "four watts" in the first sentence of Section 5.1 shall be deemed to be deleted and the clause "six watts" inserted in place thereof.

                  (vii) Section 6.1(e)(ii) of the Original Lease is hereby
            amended by inserting the following at the end thereof:

                        "; provided that in connection with any work to be
                  performed by Tenant in connection with Tenant's initial occupancy of the 3rd Floor Premises, such reasonable charges shall not include a Landlord supervisory fee."

                  (viii) Except as provided in this Amendment, all references in the Original Lease to the "Premises" shall be deemed to include the 3rd Floor Premises for all purposes of the Lease. With respect to the 3rd Floor Premises only, all references in the Original Lease to "term" or "term of this Lease" or words of similar import shall be deemed to refer to the term of the leasing of the 3rd Floor Premises and all references to "termination or expiration of this Lease" or words of similar import shall be deemed to refer to the termination or expiration of the leasing of the 3rd Floor Premises.

                  (ix) The term "Applicable Rental Rate" as used in Section
            7.2.3 of the Original Lease with respect to the 3rd Floor Premises only shall mean $60.00 per annum for the period commencing on the 3rd Floor Premises Commencement Date and ending on September 30, 2004.

                  (x) The following provisions of the Original Lease shall not be applicable to the leasing of the 3rd Floor Premises: Section 20.2 and Articles Twenty-Seven, Thirty, Thirty-One, Thirty-Two and Thirty-Three, Paragraph 6 of the First Amendment, Paragraph 7 of the First Amendment, and Paragraph 2 of the Second Amendment.

            3. Brokerage. (a) Each of Landlord and Tenant represents and warrants to the other that it has not dealt with any broker in connection with this Amendment other than Tishman Speyer Properties, L.P. ("TSP") and Colliers ABR, Inc. ("Colliers") and that, to the best of its knowledge, no other broker negotiated this Amendment or is entitled to any fee or commission in connection herewith. Landlord shall pay Colliers and TSP any commission which may be due in connection with this Amendment pursuant to a separate agreement. Each of Landlord and Tenant shall indemnify, defend, protect and hold the other party harmless from and against any and all losses, liabilities, damages, claims, judgments, fines, suits, demands, costs, interest and expenses of any kind or nature (including reasonable attorneys' fees and disbursements) incurred in connection with any claim, proceeding or judgment and the defense thereof which the indemnified party may incur by reason of any claim of or liability to any broker, finder or like agent (other than TSP and Colliers) arising out of any dealings claimed to have occurred between the indemnifying party and the claimant in connection with this Amendment, or the above representation being false. The provisions of this Paragraph 3 shall survive the expiration or earlier termination of the term of the Lease.

            4. No Modification. Except as set forth herein, nothing contained in this Amendment shall be deemed to amend or modify in any respect the terms, provisions, or conditions of the Lease and such terms, provisions, and conditions shall remain in full force and effect as modified hereby.

            5. Construction. If there is any inconsistency between the terms of this Amendment and the terms of the Lease, the terms of this Amendment shall be controlling and prevail.

            6. Entire Agreement. This Amendment contains the sole and entire understanding and agreement of the parties with respect to its entire subject matter and all prior negotiations, discussions, representations, agreements and understandings heretofore had among the parties with respect thereto are merged herein.

            7. Counterparts. This Amendment may be executed in duplicate counterparts, each of which shall be deemed an original and all of which, when taken together, shall constitute one and the same instrument.

            8. Representations and Warranties. Tenant hereby represents and warrants to Landlord that, as of the date hereof, (i) the Lease is in full force and effect and has not been modified except pursuant to this Amendment; (ii) to the best of Tenant's knowledge, there are no defaults existing under the Lease;
(iii) to the best of Tenant's knowledge there exist no valid abatements, causes of action, counterclaims, disputes, defenses, offsets, credits, deductions, or claims against the enforcement of any of the terms and conditions of the Lease; and (iv) this Amendment has been duly authorized, executed and delivered by Tenant and constitutes the legal, valid and binding obligation of Tenant.

            9. Miscellaneous. (a) This Amendment shall be governed by the laws of the State of New York without giving effect to conflict of laws principles thereof.

            (b) This Amendment shall be binding upon and inure to the benefit of Landlord and Tenant and their successors and permitted assigns.

            (c) The captions, headings, and titles in this Amendment are solely for convenience of reference and shall not affect its interpretation.

            (d) This Amendment shall not be binding upon Landlord or Tenant unless and until Landlord shall have delivered a fully executed counterpart of this Amendment to Tenant.

            IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment as of the day and year first above written.

                             LANDLORD:

                             RCPI TRUST
                             By: Tishman Speyer Properties L.P., its Agent


                             By: /s/ Geoffrey P. Wharton
                                ------------------------------------------
                                Geoffrey P. Wharton


                             TENANT:

                             LEVIN MANAGEMENT CO., INC.


                             By: /s/ Glenn A. Aigen
                                ------------------------------------------
                                Name:  Glenn A. Aigen
                                Title: Sr VP & CFO

                                   EXHIBIT A

                                   FLOOR PLAN

The floor plan which follows is intended solely to identify the general location of the 3rd Floor Premises, and should not be used for any other purpose. All areas, dimensions and locations are approximate, and any physical conditions indicated may not exist as shown.

                               ROCKEFELLER PLAZA

                               [GRAPHIC OMITTED]